UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21839

AARP PORTFOLIOS

(Exact name of registrant as specified in charter)

650 F Street, NW

Washington, DC 20004-1604

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Jeff Gaboury AARP Financial Incorporated Two Highwood Drive, Suite 202 Tewksbury, MA 01876	Gary O. Cohen, Esq. Jorden Burt LLP 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208

Registrant’s telephone number, including area code: (202) 434-3650

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Item 1.	Report to Shareholders

Annual Report

June 30, 2010

U.S. Bond Market Portfolio

U.S. Stock Market Portfolio

International Stock Market Portfolio

…

A NOTE ABOUT AARP PORTFOLIOS

The series, “Portfolios”, of AARP Portfolios seek to match the performance of market indexes for U.S. stocks, international stocks, and U.S. bonds. They serve as the underlying investments to the AARP Funds’ asset allocation funds, which include the AARP Conservative Fund, AARP Moderate Fund, AARP Aggressive Fund, and AARP Income Fund, (collectively,) (“the Fund”).’s

Shares of AARP Portfolios are not offered to the public for investment.

An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get a prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

AARP Funds are distributed by ALPS Distributors, Inc.

Financial Statements	78
Portfolio of investments	11
Statements of assets and liabilities	78
Statements of operations	79
Statements of changes in net assets	80
Financial highlights	82

Notes to Financial Statements	84

AARP Portfolios— Supplemental Information	100

About the Portfolios’ Board of Trustees and Officers	102

An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get a prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

AARP Funds are distributed by ALPS Distributors, Inc.

AARP Financial Inc. is not affiliated with ALPS Distributors, Inc.

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	1

U.S. Bond Market Portfolio

Portfolio composition (As a percentage of net assets)
June 30, 2010

Mortgage-backed securities	34.4%	Municipal bonds	0.5%

U.S. Treasury	32.2%	Asset-backed securities	0.3%

Corporate bonds	18.1%	Cash equivalents	3.4%

U.S. Government Agencies	6.6%	Other assets and liabilities, net	(3.8)%

International debt	5.1%	Total net assets	100.0%

Commercial mortgage-backed securities	3.2%

See Notes to Financial Statements.

Performance as of June 30, 2010

Growth of $10,000

This graph illustrates the
hypothetical investment of
$10,000 in the U.S. Bond
Market Portfolio from
December 30, 2005
(inception date) through
June 30, 2010, compared to
the Barclays Capital
Aggregate Bond Index®.

This hypothetical example does not represent the returns of any particular investment.

Performance Summary	Average Annual Returns as of June 30, 2010	1-Year	3-Years	Since inception

	U.S. Bond Market Portfolio	9.12%	7.47%	5.99%[1]

	Barclays Capital Aggregate Bond Index®	9.50%	7.55%	6.20%[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Fund assumes the reinvestment of all dividends and distributions. The index above has been adjusted to reflect reinvestment of dividends on securities in the index. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]  For the period from December 30, 2005 (inception date) to June 30, 2010.

Sources: Barclays Capital, Inc., AARP Financial

2	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

Barclays Capital Aggregate Bond Index*

This index serves as the benchmark for the U.S. Bond Market Portfolio. The index includes a large variety of U.S. bonds that are investment grade and taxable, covering three major types of bonds: government and corporate bonds, mortgage-backed securities and asset-backed securities. The index is unmanaged and you cannot directly invest in it. In addition, indexes do not have expenses.

U.S. Bond Market Portfolio

The fund seeks to replicate the total return of the Barclays Capital Aggregate Bond Index.

For the 12-month period ending June 30, 2010, the U.S. Bond Market portfolio returned +9.12%, net of fees, versus the benchmark return of +9.50%. The index return reflects all items in terms of income, gain and loss, and the reinvestment of other income.*

At the start of the 3rd quarter 2009, signs that the U.S economy was getting back on track continued to emerge. The U.S. Congress provided an additional $2 Billion to the “cash for clunkers” program, which was spurring much-needed demand for the auto industry. Further good news included a slowing in the economy’s overall decline, as U.S. GDP contracted only -0.7% in the second quarter versus the -1% previously estimated. By comparison, GDP fell -6.4% in the 1st quarter of 2009 and -5.4% in the 4th quarter of 2008. This improvement was spurred by inventory replacement activity and increased Government spending. At the same time, the Eurozone saw its highest unemployment in 10 years, as prices declined, indicating continued challenges for our overseas trading partners. Japan elected a new party into power for the first time since 1955, raising questions about policy changes for the future.

The 4th quarter saw Treasury rates rise across the maturity spectrum, with 10-year maturities higher by 0.53% at quarter-end. In October, the global economy continued to build a foundation for growth as the market crisis moved further into the past, with many areas of Asia experiencing the strongest results. While the end of November brought concerns in the form of Dubai World’s refinancing challenges, within a week an announcement its debt would be restructured defused the situation and a feared global contagion never ensued. December, true to form with the rest of the year, saw continued enthusiasm for risk taking across all areas of the fixed income markets globally. At year end, the U.S. economy was showing continued positive signs as the dollar reversed its course to the upside. While the first few months of 2009 saw equity markets continue their swoon from 2008, by year-end they had turned universally positive around the globe, in many cases in spectacular fashion. The S&P 500 ended up +23.5%, with the Dow Jones World ex-U.S. up 37.0%. Commodities found strength in a global economy that seemed to have turned the corner by year-end, with oil rising +77.9% for the year. Amidst the celebration for all things risky, pity the poor Treasury investor. The sector experienced one of the worst results on record, with a -3.57% overall return for the year. Certainly, the fact there was $2.1 trillion in issuance, the highest on record, had something to do with this.

Near the beginning of the 1st quarter 2010, it was announced that U.S. gross domestic product (GDP) growth for the last quarter of 2009 had actually reached a six year high, largely because inventories continued to liquidate more slowly. Even so, risk taking in the global

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	3

capital markets softened somewhat in January, as investors began to worry about the robustness of sovereign credits in the face of continued hand-wringing over the health of the Greek economy, a lack of confidence in vacillating government policy statements, and continued questioning of just how solid the outlook for global recovery really was. By month-end, U.S. equity markets had actually turned in their worst performance in about a year, with the S&P 500 index down -3.7%, and corporate spreads widening across the board. As February dawned, at an international gathering of economic leaders in Switzerland, the International Monetary Fund (IMF) chief urged governments to continue with fiscal stimulus at the risk of heightened inflation down the road, as the world’s economy remained at risk of another downturn. February saw the markets vacillate between positive and negative sentiment with regard to risk-taking as economic statistics were similarly mixed. However, despite some slippage in the final week the S&P 500 was up 3.1% by month-end, with Treasury rates higher and corporate bond performance mixed. March saw the bulls take charge. By quarter-end, the Dow Industrials had turned in their best first quarter since 1999, based on corporate earnings continuing to come in stronger than expectations.

Risky assets recorded their best performance of the year early in the second quarter of 2010, with broad indices peaking in late April. The bond market in the US benefited from the instability in Europe and subsequent movement into dollar denominated assets. It was able to absorb near record supply of new issue investment grade debt and significant supply in government debt without any perceptible price concession. Investment grade credit spreads in fact had tightened to such a degree that the Investment Grade Index was trading at a very tight level of 87 basis points above comparable dated Treasuries. The high yield market benefited from strong retail investor flows, bidding up the price and lowering the effective yield of the index through 8.5%. Even structured finance bonds performed well, Commercial Mortgage Backed Bonds broke through the +400 spread level and reached a tighter spread in early April of +350.

By mid June, after teetering on the edge of the abyss, secondary markets in risky assets began to return to some sense of normalcy. Retail flows that had been so negative in the mid part of the quarter began to reverse themselves. The economic picture remained mixed, however, and real concerns about a double dip persisted through the end of the quarter. The employment picture in the US remains tepid at best. In reaction to European debt concerns, some governments have floated the idea of fiscal austerity programs. They are being feared by some economists as too much too soon given the frail state of the financial markets. The quarter finished with two year US Treasury notes yielding only 60 basis points, and ten year US Treasuries under 3%.

The Portfolio invests in investment-grade bonds, and uses a sampling strategy to gain benchmark exposure. The cornerstone of this strategy is stratified sampling executed under strict guidelines that

4	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

eliminate active over/underweight positions. The Portfolio is built with no active management bias and seeks to match the index in all major characteristics, such as duration, term structure, quality distribution, and issuer and sector exposure. As of June 30, 2010 the portfolio held 787 of the 8,191 benchmark constituents, or roughly 9.61%.

Sources: Bloomberg, SSgA Performance Group, FactSet, Barclay’s Capital, Citigroup, Wall Street Journal, Financial Times

The views expressed in this material are the views of SSgA through the period ended June 30, 2010 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

*At a meeting on July 13, 2010, the Board of Trustees of the AARP Funds approved, in principle, the liquidation, dissolution and termination (“liquidation”) of the AARP Funds. Shareholders of the AARP Funds will receive checks for the value of the shares they hold on the date of liquidation, which is expected to be on or about October 1, 2010. Shareholders have the right to redeem shares of the AARP Funds prior to the liquidation date. The Board of Trustees of the AARP Portfolios in which some of the AARP Funds invest also approved the liquidation of the AARP Portfolios at the meeting held on July 13, 2010. Subsequently, on July 20, 2010, the Board of Trustees of the AARP Funds and of the AARP Portfolios approved a Plan of Liquidation, Dissolution and Termination (“Plan”) for the AARP Funds and the AARP Portfolios (each, a “Trust,” and together the “Trusts”). Shareholder approval of the liquidations is not required.

Effective at the close of business on July 20, 2010, the AARP Funds were closed to new shareholders, and no longer accept orders from existing shareholders to purchase additional shares (including automatic investment programs). However, exchanges into the AARP Money Market Fund will be permitted up to the liquidation date. In addition, the AARP Funds’ dividend payment schedule may be adjusted.

The Plans provide for the liquidation of the assets of the respective Trusts and the distribution to the shareholders of the respective Trusts of all of the proceeds of the liquidation. Shareholders will receive cash for their shares in the AARP Funds. While the AARP Funds (and the AARP Portfolios) will likely maintain higher cash positions to meet anticipated redemption requests, to the extent reasonably practical, the AARP Funds (and the AARP Portfolios) are expected to continue to be managed according to their investment objectives until the liquidation date. By October 1, 2010, assets of the AARP Portfolios are expected to be transitioned into cash. As a result, as of that date the AARP Portfolios (and the AARP Funds) will no longer be pursuing their investment objectives or engaging in any business activities except for the purpose of winding up their business affairs and distributing their remaining cash assets to the AARP Funds for distribution, in turn, to shareholders of the AARP Funds. Shareholders remaining in the AARP Funds prior to or on the date of liquidation may indirectly bear increased transaction fees incurred in connection with the disposition of assets by the AARP Portfolios. However, AARP is a significant investor in each of the AARP Portfolios and has committed to remain invested in the AARP Portfolios until the liquidation date. Moreover, AARP Financial Inc., the investment adviser of AARP Funds and AARP Portfolios, has committed to keep the current expense limitation agreements in place through the date of liquidation.

Prior to liquidation of each Trust, the Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date. The payment date for these special dividends is September 28, 2010, based on records as of the close of business on September 24, 2010.

The liquidation will not result in income tax liability for either Trust. Distribution of cash liquidation proceeds to shareholders of the AARP Funds may result in a taxable event for shareholders depending on their individual circumstances. Shareholders should consult with their own tax advisers about any tax liability resulting from the receipt of liquidation proceeds.

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	5

U.S. Stock Market Portfolio

Portfolio composition (As a percentage of net assets)
June 30, 2010

Information technology	17.3%	Utilities	4.1%

Financials	16.3%	Materials	3.9%

Health care	11.6%	Telecommunication services	3.0%

Industrials	11.6%	Cash equivalents	1.7%

Consumer discretionary	11.4%	Other assets and liabilities, net	1.5%

Energy	9.2%	Total net assets	100.0%

Consumer staples	8.4%

See Notes to Financial Statements.

Performance as of June 30, 2010

Growth of $10,000

This graph illustrates the
hypothetical investment of
$10,000 in the U.S. Stock
Market Portfolio from
December 30, 2005
(inception date) through
June 30, 2010, compared to
the MSCI U.S. Investable
Market 2500 Index®.

This hypothetical example does not represent the returns of any particular investment.

Performance Summary	Average Annual Returns as of June 30, 2010	1-Year	3-Years	Since inception

	U.S. Stock Market Portfolio	15.65%	(9.34)%	(2.09)%[1]

	MSCI U.S. Investable Market 2500 Index®	15.92%	(9.17)%	(1.53)%[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Fund assumes the reinvestment of all dividends and distributions. The index above has been adjusted to reflect reinvestment of dividends on securities in the index. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call (800) 958-6457.

[1]  For the period from December 30, 2005 (inception date) to June 30, 2010.

Sources: MSCI Barra., AARP Financial

6	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

MSCI U.S. Investable Market 2500 Index

This index serves as the benchmark for the U.S. Stock Market Portfolio. The index includes about 2,500 securities listed on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The stocks represent companies of all types and sizes. The index is unmanaged and you cannot directly invest in it. In addition, indexes do not have expenses.

U.S. Stock Market Portfolio

The fund seeks to replicate the total return of the MSCI US Investable Market 2500 Index.

For the 12 month period ended June 30, 2010 the U.S. Stock Market portfolio returned 15.65% versus the benchmark return of 15.92%. The index return reflects all items in terms of income, gain, and loss and the reinvestment of dividends and other income.*

From June 30, 2009 through June 30, 2010 all sectors experienced positive returns. The Information Technology (16.52%), Financials (18.71%), and Consumer Discretionary (29.91%) sectors had the most influence on index performance. Within the Information Technology sector, Apple Inc. (76.60%), International Business Machines Corp. (20.50%) and Cisco Systems Inc. (14.26%), had the largest impact. The Financials sector was influenced by JPMorgan Chase & Co. (7.86%), American Express Co. (74.01%), and Bank of America Corp. (9.14%). Many companies impacted the performance of the Consumer Discretionary sector however, Walt Disney Co. (36.53%), Ford Motor Co. (66.06%) and McDonald’s Corp. (18.56%) were the largest. The sectors that had the least positive contribution to the return include Telecommunications Services (5.63%), Utilities (6.97%) and Energy (3.04%). Within the Telecommunication Services sector AT&T Inc. (3.83%), American Tower Corp. (41.14%), and Crown Castle International Corp. (55.12%) were the largest contributors. Within the Utilities sector, Dominion Resources Inc. (Virginia) (21.67%), Duke Energy Corp. (16.38%) and Southern Co. (12.73%) were the largest contributors. The top three contributors to the Energy sector include Occidental Petroleum Corp. (19.29%), ConocoPhillips (21.71%) and Chevron Corp. (6.35%).

Individually, the largest positive contributor was Apple (76.60%) which contributed 0.80% to the fund’s performance. The largest negative contribution was from Exxon Mobil Corp. (-16.28%) which impacted performance by -0.41%.

Sources: Bloomberg, SSgA Performance Group, FactSet, Barclay’s Capital, Citigroup, Wall Street Journal, Financial Times

The views expressed in this material are the views of SSgA through the period ended June 30, 2010 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

*At a meeting on July 13, 2010, the Board of Trustees of the AARP Funds approved, in principle, the liquidation, dissolution and termination (“liquidation”) of the AARP Funds. Shareholders of the AARP Funds will receive checks for the value of the shares they hold on the date of liquidation, which is expected to be on or about October 1, 2010. Shareholders have the right to redeem shares of the AARP Funds prior to the liquidation date. The Board of Trustees of the AARP Portfolios in which some of the AARP Funds invest also approved the liquidation of the AARP Portfolios at the meeting held on July 13, 2010. Subsequently, on July 20, 2010, the Board of Trustees of the AARP Funds and of the AARP Portfolios approved a Plan of Liquidation, Dissolution and Termination (“Plan”) for the AARP Funds and the AARP Portfolios (each, a “Trust,” and together the “Trusts”). Shareholder approval of the liquidations is not required.

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	7

Effective at the close of business on July 20, 2010, the AARP Funds were closed to new shareholders, and no longer accept orders from existing shareholders to purchase additional shares (including automatic investment programs). However, exchanges into the AARP Money Market Fund will be permitted up to the liquidation date. In addition, the AARP Funds’ dividend payment schedule may be adjusted.

The Plans provide for the liquidation of the assets of the respective Trusts and the distribution to the shareholders of the respective Trusts of all of the proceeds of the liquidation. Shareholders will receive cash for their shares in the AARP Funds. While the AARP Funds (and the AARP Portfolios) will likely maintain higher cash positions to meet anticipated redemption requests, to the extent reasonably practical, the AARP Funds (and the AARP Portfolios) are expected to continue to be managed according to their investment objectives until the liquidation date. By October 1, 2010, assets of the AARP Portfolios are expected to be transitioned into cash. As a result, as of that date the AARP Portfolios (and the AARP Funds) will no longer be pursuing their investment objectives or engaging in any business activities except for the purpose of winding up their business affairs and distributing their remaining cash assets to the AARP Funds for distribution, in turn, to shareholders of the AARP Funds. Shareholders remaining in the AARP Funds prior to or on the date of liquidation may indirectly bear increased transaction fees incurred in connection with the disposition of assets by the AARP Portfolios. However, AARP is a significant investor in each of the AARP Portfolios and has committed to remain invested in the AARP Portfolios until the liquidation date. Moreover, AARP Financial Inc., the investment adviser of AARP Funds and AARP Portfolios, has committed to keep the current expense limitation agreements in place through the date of liquidation.

Prior to liquidation of each Trust, the Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date. The payment date for these special dividends is September 28, 2010, based on records as of the close of business on September 24, 2010.

The liquidation will not result in income tax liability for either Trust. Distribution of cash liquidation proceeds to shareholders of the AARP Funds may result in a taxable event for shareholders depending on their individual circumstances. Shareholders should consult with their own tax advisers about any tax liability resulting from the receipt of liquidation proceeds.

8	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio

Portfolio composition (As a percentage of net assets)
June 30, 2010

Financials	16.3%	Telecommunication services	3.7%

Industrials	8.1%	Information technology	3.6%

Consumer discretionary	7.5%	Utilities	3.1%

Materials	6.9%	Exchange-traded funds	30.6%

Consumer staples	6.5%	Cash equivalents	1.0%

Health care	5.9%	Other assets and liabilities, net	1.5%

Energy	5.3%	Total net assets	100.0%

See Notes to Financial Statements.

Performance as of June 30, 2010

Growth of $10,000

This graph illustrates the
hypothetical investment of
$10,000 in the International
Stock Market Portfolio from
December 30, 2005
(inception date) through
June 30, 2010, compared to
the MSCI ACWI Ex U.S.
Index.

This hypothetical example does not represent the returns of any particular investment.

Performance summary	Average Annual Returns as of June 30, 2010	1-Year	3-Years	Since inception

	International Stock Market Portfolio	8.99%	(11.46)%	(1.20)%[1]

	MSCI ACWI Ex US Index	10.43%	(10.70)%	0.28%[1]

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Fund assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The adviser is waiving a portion of its advisory fee and other operating expenses.
Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call (800) 958-6457.

[1]  For the period from December 30, 2005 (inception date) to June 30, 2010.

Sources: MSCI Barra., AARP Financial

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	9

International Stock Market Portfolio

The fund seeks to replicate the total return of the MSCI ACWI ex-US Index.

For the 12 month period ended June 30, 2010 the International Stock Market portfolio returned 8.99% versus the benchmark return of 10.43%. The index return reflects all items in terms of income, gain, and loss and the reinvestment of dividends and other income.*

From June 30, 2009 through June 30, 2010 almost all sectors experienced positive returns with the exception of two sectors. The Consumer Staples (18.72%), Industrials (14.58%), and Materials (13.28%) sectors had the most influence on index performance. Within the Consumer Staples sector, Nestle S.A. (32.67%), British American Tobacco PLC (21.52%) and Anheuser-Busch InBev (35.90%), had the largest impact. The Industrials sector was influenced by Siemens AG (34.63%), Koninklijke Philips Electronics (69.27%), and Schneider Electric S.A. (37.94%). Many companies impacted the performance of the Materials sector however, BASF SE (44.43%), BHP Billiton Ltd. (16.10%) and BHP Billiton PLC (20.29%) were the largest. The two sectors that detracted from return include Energy (-9.16%) and Utilities (-4.24%). Within the Energy sector Royal Dutch Shell PLC (CLA) (8.07%), Cairn Energy PLC (60.94%), and Tenaris S.A. (31.23%) were the largest contributors. Within the Utilities sector, Centrica PLC (26.35%), Hong Kong & China Gas Co. Ltd. (32.25%) and Tokyo Electric Power Co. Inc. (8.68%) were the largest contributors. The top three contributors to the Information Technology sector include SAP AG (13.27%), Canon Inc. (18.33%) and Ericsson Sh B (17.71%).

Individually, the largest positive contributor was Nestle S.A. (32.67%) which contributed 0.45% to the fund’s performance. The largest negative contribution was from BP PLC (-36.50%) which impacted performance by -0.54%.

Sources: Bloomberg, SSgA Performance Group, FactSet, Barclay’s Capital, Citigroup, Wall Street Journal, Financial Times

The views expressed in this material are the views of SSgA through the period ended June 30, 2010 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

*At a meeting on July 13, 2010, the Board of Trustees of the AARP Funds approved, in principle, the liquidation, dissolution and termination (“liquidation”) of the AARP Funds. Shareholders of the AARP Funds will receive checks for the value of the shares they hold on the date of liquidation, which is expected to be on or about October 1, 2010. Shareholders have the right to redeem shares of the AARP Funds prior to the liquidation date. The Board of Trustees of the AARP Portfolios in which some of the AARP Funds invest also approved the liquidation of the AARP Portfolios at the meeting held on July 13, 2010. Subsequently, on July 20, 2010, the Board of Trustees of the AARP Funds and of the AARP Portfolios approved a Plan of Liquidation, Dissolution and Termination (“Plan”) for the AARP Funds and the AARP Portfolios (each, a “Trust,” and together the “Trusts”). Shareholder approval of the liquidations is not required.

Effective at the close of business on July 20, 2010, the AARP Funds were closed to new shareholders, and no longer accept orders from existing shareholders to purchase additional shares (including automatic investment programs). However, exchanges into the AARP Money Market Fund will be

Country allocation

Percentage of Net Assets
Japan	15.8%
United Kingdom	13.8%
France	6.2%
Australia	5.4%
Switzerland	5.3%
Germany	5.2%
Spain	2.3%
Netherlands	1.9%
Sweden	1.9%
Italy	1.8%
Hong Kong	1.4%
Singapore	1.1%
United States	1.1%
Denmark	0.7%
Finland	0.7%
Belgium	0.6%
Israel	0.6%
Norway	0.4%
Bermuda	0.3%
Ireland	0.3%
Luxembourg	0.3%
Austria	0.2%
Greece	0.2%
Portugal	0.2%
Cayman Islands	0.1%
New Zealand	0.1%
Other securities[1]	30.6%
Other assets and liabilities	1.5%

Total net assets	100.0%

[1]	Other securities include exchange-traded funds that invest in 22 emerging market countries as well as Canada.

MSCI ACWI ex-U.S. Index

This index is a free float adjusted market capitalization weighted index that is designed to mirror the equity market performance of developed and emerging markets. The MSCI ACWI ex-U.S. Index® consisted of 46 country indices comprised of 22 developed and 24 emerging market indices.

10	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

permitted up to the liquidation date. In addition, the AARP Funds’ dividend payment schedule may be adjusted.

The Plans provide for the liquidation of the assets of the respective Trusts and the distribution to the shareholders of the respective Trusts of all of the proceeds of the liquidation. Shareholders will receive cash for their shares in the AARP Funds. While the AARP Funds (and the AARP Portfolios) will likely maintain higher cash positions to meet anticipated redemption requests, to the extent reasonably practical, the AARP Funds (and the AARP Portfolios) are expected to continue to be managed according to their investment objectives until the liquidation date. By October 1, 2010, assets of the AARP Portfolios are expected to be transitioned into cash. As a result, as of that date the AARP Portfolios (and the AARP Funds) will no longer be pursuing their investment objectives or engaging in any business activities except for the purpose of winding up their business affairs and distributing their remaining cash assets to the AARP Funds for distribution, in turn, to shareholders of the AARP Funds. Shareholders remaining in the AARP Funds prior to or on the date of liquidation may indirectly bear increased transaction fees incurred in connection with the disposition of assets by the AARP Portfolios. However, AARP is a significant investor in each of the AARP Portfolios and has committed to remain invested in the AARP Portfolios until the liquidation date. Moreover, AARP Financial Inc., the investment adviser of AARP Funds and AARP Portfolios, has committed to keep the current expense limitation agreements in place through the date of liquidation.

Prior to liquidation of each Trust, the Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date. The payment date for these special dividends is September 28, 2010, based on records as of the close of business on September 24, 2010.

The liquidation will not result in income tax liability for either Trust. Distribution of cash liquidation proceeds to shareholders of the AARP Funds may result in a taxable event for shareholders depending on their individual circumstances. Shareholders should consult with their own tax advisers about any tax liability resulting from the receipt of liquidation proceeds.

Understanding Your Expenses	AARP PORTFOLIOS 2010 ANNUAL REPORT	11

Understanding Your Expenses

As a shareholder of a Portfolio, you incur ongoing costs, including investment advisory fees, and other expenses of running a fund. It’s important to understand exactly how much you pay to purchase and own a fund and to compare the costs of owning different funds because these costs reduce your returns.

The example in the table on the next page is intended to help you to understand your ongoing costs in dollars of investing in an AARP Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual expenses

The first line for each Portfolio in the table on the next page provides information about actual account values and actual expenses. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

The second line in the table on the next page labeled “Hypothetical”, helps you to compare the costs of a Portfolio to other funds using a 5% return as required by the Securities and Exchange Commission for all mutual funds. It provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. You should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Portfolio with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

12	AARP PORTFOLIOS 2010 ANNUAL REPORT	Understanding Your Expenses

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning account value 1/1/10	Ending account value 6/30/10	Expenses paid during period[1]

U.S. Bond Market Portfolio
Actual	$1,000	$1,052.40	$1.27
Hypothetical	$1,000	$1,023.55	$1.25
(assuming a 5% return before expenses)

U.S. Stock Market Portfolio
Actual	$1,000	$939.30	$1.20
Hypothetical	$1,000	$1,023.55	$1.25
(assuming a 5% return before expenses)

International Stock Market Portfolio
Actual	$1,000	$883.60	$1.40
Hypothetical	$1,000	$1,023.31	$1.51
(assuming a 5% return before expenses)

[1]   Expenses reflect the Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized net expense ratios are as follows: U.S. Bond Market Portfolio 0.25%, U.S. Stock Market Portfolio 0.25% and International Stock Market Portfolio 0.30%.

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	13

U.S. Bond Market Portfolio

June 30, 2010

Portfolio of investments

	Par Amount	Value

Asset-Backed Securities–0.3%
Capital One Multi-Asset
Execution Trust, 4.900%, 12/15/2017	$25,000	$27,125
Citibank Credit Card
Issuance Trust, 4.900%, 12/12/2016	100,000	110,745
Citibank Credit Card
Issuance Trust 2003-A10, 4.750%, 12/10/2015	15,000	16,410
Ford Credit Auto Owner
Trust, 5.240%, 7/15/2012	50,000	52,022
PSE&G Transition Funding
LLC, 6.750%, 6/15/2016	10,000	11,715
TXU Electric Delivery
Transition Bond Co. LLC, 5.290%, 5/15/2018	50,000	56,613
USAA Auto Owner Trust,
2.530%, 7/15/2015	10,000	10,289

Total Asset-Backed
Securities–(Identified Cost $256,581)		284,919

Corporate Bonds–18.1%
Consumer Discretionary–1.9%
Altria Group, Inc., 8.500%,
11/10/2013	50,000	58,411
Anheuser-Busch Cos., Inc.,
6.450%, 9/1/2037	25,000	28,040
Anheuser-Busch InBev
Worldwide, Inc., 3.000%, 10/15/2012	25,000	25,678
Anheuser-Busch InBev
Worldwide, Inc., 4.125%, 1/15/2015	50,000	52,395
CBS Corp., 7.875%,
7/30/2030	30,000	34,828
Clorox Co., 5.450%,
10/15/2012	50,000	54,414
Coca-Cola Co., 5.350%,
11/15/2017	25,000	28,634
Coca-Cola Enterprises, Inc.,
6.750%, 9/15/2028	25,000	30,747
Comcast Corp., 5.900%,
3/15/2016	50,000	56,416

Comcast Corp., 6.450%,
3/15/2037	25,000	27,122
Comcast Corp., 6.950%,
8/15/2037	50,000	57,062
Costco Wholesale Corp.,
5.500%, 3/15/2017	50,000	57,632
DaimlerChrysler North
America Holdings, 8.500%, 1/18/2031	25,000	32,023
DaimlerChrysler North America
Holdings Senior Note, 6.500%, 11/15/2013	50,000	56,005
DIRECTV Holdings LLC,
3.550%, 3/15/2015	50,000	50,386
DIRECTV Holdings LLC,
5.200%, 3/15/2020	35,000	36,547
Dr Pepper Snapple Group,
Inc., 6.120%, 5/1/2013	50,000	55,672
FedEx Corp., 7.375%,
1/15/2014	10,000	11,691
Fortune Brands, Inc.,
3.000%, 6/1/2012	50,000	50,626
Home Depot, Inc., 5.400%,
3/1/2016	50,000	55,719
Home Depot, Inc., 5.875%,
12/16/2036	50,000	51,428
Kohl’s Corp., 6.250%,
12/15/2017	25,000	29,164
Lowe’s Cos., Inc., 5.800%,
10/15/2036	25,000	27,115
News America Holdings, Inc.,
9.250%, 2/1/2013	35,000	41,237
News America, Inc. Senior
Note, 6.150%, 3/1/2037	25,000	26,160
Nordstrom, Inc., 6.750%,
6/1/2014	10,000	11,631
PepsiCo, Inc., 3.750%,
3/1/2014	50,000	53,350
PepsiCo, Inc., 4.500%,
1/15/2020	50,000	53,410
Target Corp. Note, 5.875%,
3/1/2012	50,000	53,948
Time Warner Cable, Inc.,
3.500%, 2/1/2015	25,000	25,583

Time Warner Cable, Inc.,
5.000%, 2/1/2020	35,000	35,860
Time Warner Cable, Inc.,
5.850%, 5/1/2017	50,000	54,975

14	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par Amount	Value

Corporate Bonds (continued)
Consumer Discretionary (continued)
Time Warner, Inc., 5.875%,
11/15/2016	$25,000	$28,220
Time Warner, Inc., 7.700%,
5/1/2032	50,000	60,475
United Parcel Service, Inc.,
6.200%, 1/15/2038	25,000	30,163
Vanderbilt University,
5.250%, 4/1/2019	50,000	55,798
Wal-Mart Stores, Inc.,
5.000%, 4/5/2012	100,000	107,062
Wal-Mart Stores, Inc.,
5.250%, 9/1/2035	25,000	26,424

Total Consumer Discretionary		1,632,051

Consumer Staples–0.7%
Campbell Soup Co.,
4.500%, 2/15/2019	20,000	21,824
ConAgra Foods, Inc.,
7.000%, 10/1/2028	25,000	29,488
CVS Caremark Corp.,
6.125%, 9/15/2039	50,000	53,635
CVS Caremark Corp.,
6.250%, 6/1/2027	25,000	27,349
H.J. Heinz Finance Co.,
6.000%, 3/15/2012	25,000	26,888
Hershey Co., 4.850%,
8/15/2015	25,000	27,426
Kraft Foods, Inc., 5.375%,
2/10/2020	25,000	26,839
Kraft Foods, Inc., 6.125%,
2/1/2018	25,000	28,416
Kraft Foods, Inc., 6.250%,
6/1/2012	50,000	54,524
Kraft Foods, Inc., 6.500%,
2/9/2040	25,000	28,056
Kroger Co., 5.500%,
2/1/2013	50,000	54,482
McDonald’s Corp., 6.300%,
3/1/2038	25,000	30,640
Procter & Gamble Co.,
5.550%, 3/5/2037	25,000	28,354
Ralcorp Holdings, Inc.,
6.625%, 8/15/2039	25,000	27,375

Whirlpool Corp., 8.600%,
5/1/2014	10,000	11,800
Xerox Corp., 6.350%,
5/15/2018	50,000	55,859
Yum! Brands, Inc., 6.250%,
3/15/2018	50,000	57,499

Total Consumer Staples		590,454

Energy–2.0%
Alberta Energy Co. Ltd.,
8.125%, 9/15/2030	25,000	31,376
Ameren Energy Generating
Co., 6.300%, 4/1/2020	25,000	25,492
Anadarko Petroleum Corp.,
5.950%, 9/15/2016	25,000	21,544
Apache Corp., 6.000%,
1/15/2037	25,000	27,725
Appalachian Power Co.,
5.000%, 6/1/2017	10,000	10,580
Baker Hughes, Inc.,
6.500%, 11/15/2013	25,000	28,582
Boardwalk Pipelines LLC,
5.500%, 2/1/2017	20,000	20,709
Canadian Natural Resources
Ltd., 5.700%, 5/15/2017	25,000	28,022
Cenovus Energy, Inc.,
6.750%, 11/15/2039	25,000	28,801
Cisco Systems, Inc., 4.950%,
2/15/2019	50,000	55,054
Cisco Systems, Inc., 5.500%,
1/15/2040	50,000	52,601
ConocoPhillips, 4.400%,
5/15/2013	100,000	107,798
ConocoPhillips, 6.500%,
2/1/2039	25,000	30,298
ConocoPhillips Canada
Funding Co., 5.950%, 10/15/2036	25,000	28,114
Diamond Offshore Drilling, Inc.,
5.875%, 5/1/2019	40,000	41,529
DTE Energy Co., 7.625%,
5/15/2014	25,000	29,241
Duke Energy Corp.,
3.350%, 4/1/2015	100,000	102,109
El Paso Natural Gas Co.,
5.950%, 4/15/2017	50,000	53,381
Enbridge Energy Partners LP,
5.200%, 3/15/2020	15,000	15,485

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	15

Portfolio of investments

	Par Amount	Value

Corporate Bonds (continued)
Energy (continued)
EnCana Corp., 4.750%,
10/15/2013	$25,000	$26,828
Enterprise Products Operating
LLC, 5.250%, 1/31/2020	50,000	51,573
Enterprise Products Operating
LP, 6.875%, 3/1/2033	10,000	10,950
EOG Resources, Inc.,
6.875%, 10/1/2018	25,000	30,434
FirstEnergy Corp., 6.450%,
11/15/2011	1,000	1,057
FirstEnergy Corp., 7.375%,
11/15/2031	20,000	21,146
FirstEnergy Solutions Corp.,
6.050%, 8/15/2021	20,000	20,440
General Electric Co., 5.000%,
2/1/2013	100,000	107,300
Halliburton Co., 7.450%,
9/15/2039	25,000	29,786
Hess Corp.,
7.300%, 8/15/2031	25,000	29,580
Kerr-McGee Corp., 6.950%,
7/1/2024	25,000	22,765
KeySpan Corp., 8.000%,
11/15/2030	25,000	32,453
Kinder Morgan Energy Partners
LP, 5.800%, 3/15/2035	50,000	47,332
Magellan Midstream Partners L,
6.550%, 7/15/2019	25,000	28,125
Marathon Oil Corp., 6.600%,
10/1/2037	25,000	27,409
Murphy Oil Corp., 6.375%,
5/1/2012	25,000	26,569
Ohio Power Co., 5.375%,
10/1/2021	15,000	16,040
Pemex Project Funding Master
Trust, 6.625%, 6/15/2035	25,000	25,839
Petro-Canada, 7.000%,
11/15/2028	25,000	28,089
Plains All American Pipeline LP,
6.650%, 1/15/2037	25,000	25,046
Praxair, Inc., 2.125%,
6/14/2013	50,000	50,873

Progress Energy, Inc.,
6.850%, 4/15/2012	50,000	54,393
Progress Energy, Inc.,
7.750%, 3/1/2031	25,000	31,748
Rowan Cos, Inc., 7.875%,
8/1/2019	15,000	16,552
San Diego Gas & Electric Co.,
6.000%, 6/1/2039	20,000	23,453
Sempra Energy, 6.500%,
6/1/2016	30,000	34,468
Spectra Energy Capital LLC,
5.900%, 9/15/2013	50,000	54,482
Talisman Energy, Inc.,
7.750%, 6/1/2019	5,000	6,149
Toledo Edison Co., 7.250%,
5/1/2020	15,000	18,206
TransCanada Pipelines Ltd.,
9.875%, 1/1/2021	25,000	35,033
Transocean, Inc., 6.000%,
3/15/2018	25,000	23,043
Valero Energy Corp.,
7.500%, 4/15/2032	25,000	26,282
XTO Energy, Inc., 6.100%,
4/1/2036	25,000	29,709
XTO Energy, Inc., 6.750%,
8/1/2037	25,000	32,320

Total Energy		1,783,913

Financials–7.5%
American Express Bank
FSB, 3.150%, 12/9/2011	25,000	25,898
American Express Co.,
7.000%, 3/19/2018	100,000	115,515
American International Group,
Inc., 5.600%, 10/18/2016	50,000	45,900
American International Group,
Inc., 6.250%, 5/1/2036	25,000	20,000
Ameritech Capital Funding,
6.550%, 1/15/2028	20,000	21,032
Asian Development Bank,
2.750%, 5/21/2014	60,000	62,277
Bank of America Corp.,
2.100%, 4/30/2012	50,000	51,226
Bank of America Corp.,
3.125%, 6/15/2012	50,000	52,241
Bank of America Corp.,
4.750%, 8/15/2013	100,000	102,754

16	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par amount	Value

Corporate Bonds (continued)
Financials (continued)
Bank of America Corp.,
5.625%, 10/14/2016	$50,000	$51,880
Bank of America Corp.,
7.625%, 6/1/2019	100,000	114,740
Bank of America NA, 5.300%,
3/15/2017	50,000	50,415
Bank of America NA,
6.000%, 10/15/2036	25,000	24,118
Bank of New York Mellon
Corp., 4.300%, 5/15/2014	30,000	32,250
BB&T Corp., 3.375%,
9/25/2013	25,000	25,803
BB&T Corp., 5.250%,
11/1/2019	25,000	25,870
Bear Stearns Cos., Inc.,
5.300%, 10/30/2015	30,000	32,464
Bear Stearns Cos., Inc.,
6.950%, 8/10/2012	150,000	164,611
Berkshire Hathaway Finance
Corp., 4.000%, 4/15/2012	50,000	52,616
Berkshire Hathaway Finance
Corp., 4.850%, 1/15/2015	10,000	10,994
Berkshire Hathaway Finance
Corp., 5.750%, 1/15/2040	25,000	26,569
BlackRock, Inc.,
3.500%, 12/10/2014	25,000	25,954
Capital One Capital IV,
6.745%, 2/17/2037	25,000	21,125
Capital One Capital VI,
8.875%, 5/15/2040	40,000	41,955
Capital One Financial Corp.,
7.375%, 5/23/2014	15,000	17,167
Chubb Corp., 6.000%,
11/15/2011	10,000	10,609
Cincinnati Financial Corp.,
6.920%, 5/15/2028	10,000	10,149
Citibank NA,
1.250%, 9/22/2011	50,000	50,423
Citigroup Funding, Inc.,
1.875%, 10/22/2012	100,000	102,159

Citigroup Funding, Inc.,
2.250%, 12/10/2012	100,000	103,001
Citigroup, Inc.,
2.875%, 12/9/2011	25,000	25,786
Citigroup, Inc.,
5.500%, 2/15/2017	150,000	147,884
Citigroup, Inc.,
5.850%, 12/11/2034	50,000	47,479
Citigroup, Inc.,
6.125%, 5/15/2018	100,000	104,531
Citigroup, Inc.,
6.125%, 8/25/2036	50,000	45,585
Citigroup, Inc.,
8.125%, 7/15/2039	15,000	17,950
CNA Financial Corp.,
6.000%, 8/15/2011	25,000	25,736
Corp. Andina De Fomento,
8.125%, 6/4/2019	15,000	18,491
Credit Suisse,
3.450%, 7/2/2012	50,000	51,668
Credit Suisse USA, Inc.,
5.125%, 8/15/2015	100,000	108,977
Devon Financing Corp.
ULC, 6.875%, 9/30/2011	50,000	53,399
Discover Financial Services,
6.450%, 6/12/2017	25,000	25,265
Duke Realty LP,
6.750%, 3/15/2020	25,000	26,310
Fifth Third Bancorp,
8.250%, 3/1/2038	50,000	56,220
Financing Corp. (FICO),
9.650%, 11/2/2018	25,000	36,600
General Electric Capital
Corp., 2.625%, 12/28/2012	100,000	103,981
General Electric Capital
Corp., 2.800%, 1/8/2013	100,000	101,171
General Electric Capital
Corp., 3.000%, 12/9/2011	50,000	51,668
General Electric Capital
Corp., 5.400%, 2/15/2017	50,000	53,182
General Electric Capital
Corp., 5.625%, 5/1/2018	100,000	106,440
General Electric Capital
Corp., 5.875%, 1/14/2038	50,000	49,195
General Electric Capital
Corp., 5.875%, 2/15/2012	150,000	159,473

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	17

Portfolio of investments

	Par amount	Value

Corporate Bonds (continued)
Financials (continued)
General Electric Capital
Corp., 6.750%, 3/15/2032	$60,000	$64,763
General Electric Insurance
Solutions Corp., 7.000%, 2/15/2026	50,000	52,856
Goldman Sachs Group, Inc.,
1.625%, 7/15/2011	50,000	50,601
Goldman Sachs Group, Inc.,
3.250%, 6/15/2012	100,000	104,762
Goldman Sachs Group, Inc.,
3.625%, 8/1/2012	35,000	35,672
Goldman Sachs Group, Inc.,
5.125%, 1/15/2015	50,000	52,575
Goldman Sachs Group, Inc.,
5.450%, 11/1/2012	100,000	105,401
Goldman Sachs Group, Inc.,
5.950%, 1/15/2027	30,000	28,386
Goldman Sachs Group, Inc.,
6.000%, 5/1/2014	30,000	32,267
Goldman Sachs Group, Inc.,
6.125%, 2/15/2033	25,000	24,548
Goldman Sachs Group, Inc.,
6.150%, 4/1/2018	50,000	52,456
Goldman Sachs Group, Inc.,
6.345%, 2/15/2034	15,000	13,498
Goldman Sachs Group, Inc.,
6.750%, 10/1/2037	25,000	24,584
Hartford Financial Services
Group, Inc., 6.100%, 10/1/2041	25,000	21,748
Healthcare Realty Trust, Inc.,
6.500%, 1/17/2017	25,000	26,177
Hospitality Properties Trust,
7.875%, 8/15/2014	25,000	27,586
HSBC Finance Corp.,
4.750%, 7/15/2013	100,000	104,815
HSBC Finance Corp.,
5.000%, 6/30/2015	25,000	26,114
HSBC Finance Corp.,
6.375%, 11/27/2012	50,000	54,027
Inter-American Development
Bank, 4.250%, 9/10/2018	50,000	54,460

International Finance Corp.,
3.000%, 4/22/2014	105,000	110,934
Jefferies Group, Inc.,
8.500%, 7/15/2019	25,000	28,127
John Deere Capital Corp.,
5.250%, 10/1/2012	50,000	54,209
JPMorgan Chase & Co.,
3.125%, 12/1/2011	100,000	103,487
JPMorgan Chase & Co.,
6.000%, 1/15/2018	25,000	27,648
JPMorgan Chase & Co.,
6.625%, 3/15/2012	100,000	107,641
JPMorgan Chase Capital
XVIII, 6.950%, 8/17/2036	25,000	25,061
JPMorgan Chase Capital
XXVII, 7.000%, 11/1/2039	50,000	51,006
Keycorp, 6.500%,
5/14/2013	50,000	54,729
Lazard Group, 6.850%,
6/15/2017	50,000	50,704
Liberty Property LP,
6.625%, 10/1/2017	50,000	53,775
Lincoln National Corp.,
8.750%, 7/1/2019	15,000	18,414
Mack-Cali Realty Corp.,
7.750%, 8/15/2019	25,000	29,428
Markel Corp., 7.125%,
9/30/2019	50,000	54,949
Merrill Lynch & Co., Inc.,
6.150%, 4/25/2013	100,000	106,983
MetLife, Inc., 5.700%,
6/15/2035	10,000	9,812
MetLife, Inc., 6.125%,
12/1/2011	10,000	10,584
MetLife, Inc., 6.400%,
12/15/2036	25,000	22,125
MetLife, Inc., 6.750%,
6/1/2016	50,000	56,637
Morgan Stanley, 3.250%,
12/1/2011	100,000	103,647
Morgan Stanley, 5.625%,
1/9/2012	100,000	104,093
Morgan Stanley, 5.950%,
12/28/2017	100,000	101,418
Morgan Stanley, 6.000%,
5/13/2014	100,000	106,050
Northern Trust Corp.,
4.625%, 5/1/2014	15,000	16,411

18	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par amount	Value

Corporate Bonds (continued)
Financials (continued)
PACCAR Financial Corp.,
1.950%, 12/17/2012	$25,000	$25,264
PNC Bank NA, 4.875%,
9/21/2017	50,000	51,222
Private Export Funding
Corp., 4.300%, 12/15/2021	25,000	26,146
ProLogis, 7.625%,
8/15/2014	25,000	26,555
Protective Life Corp.,
8.450%, 10/15/2039	25,000	26,754
Prudential Financial, Inc.,
4.500%, 7/15/2013	50,000	51,951
Prudential Financial, Inc.,
6.000%, 12/1/2017	50,000	53,528
Raymond James Financial,
Inc., 8.600%, 8/15/2019	25,000	29,492
Realty Income Corp.,
5.950%, 9/15/2016	25,000	27,225
Regions Financial Corp.,
7.750%, 11/10/2014	50,000	52,795
Shell International Finance BV,
4.000%, 3/21/2014	100,000	105,861
Simon Property Group LP,
5.100%, 6/15/2015	25,000	26,399
Simon Property Group LP,
5.650%, 2/1/2020	25,000	26,526
SLM Corp., 5.400%,
10/25/2011	25,000	24,860
Sovereign Bank, 5.125%,
3/15/2013	25,000	25,350
Toll Brothers Finance Corp.,
6.750%, 11/1/2019	25,000	24,549
Transatlantic Holdings, Inc.,
5.750%, 12/14/2015	20,000	20,543
Travelers Cos., Inc.,
5.500%, 12/1/2015	25,000	28,121
Travelers Cos., Inc.,
5.750%, 12/15/2017	25,000	27,397
US Bancorp, 4.200%,
5/15/2014	50,000	53,532
USB Capital XIII Trust,
6.625%, 12/15/2039	15,000	15,868

Wachovia Bank NA,
4.875%, 2/1/2015	50,000	52,455
Wachovia Bank NA,
6.600%, 1/15/2038	25,000	27,273
Wachovia Corp., 5.625%,
10/15/2016	50,000	54,035
Wachovia Corp., 5.700%,
8/1/2013	50,000	54,487
Wells Fargo & Co., 3.000%,
12/9/2011	25,000	25,849
Wells Fargo & Co., 5.250%,
10/23/2012	50,000	53,537
Wells Fargo & Co., 5.625%,
12/11/2017	25,000	27,372
Wells Fargo Bank NA,
5.750%, 5/16/2016	100,000	109,170
[1] Western Union Co/The
5.253%, 4/1/2020	53,000	56,653
Willis North America, Inc.,
5.625%, 7/15/2015	25,000	26,474

Total Financials		6,511,117

Health Care–1.1%
Abbott Laboratories, 6.000%,
4/1/2039	50,000	57,703
Aetna, Inc., 6.625%,
6/15/2036	35,000	39,079
Aflac, Inc., 6.900%,
12/17/2039	15,000	15,642
Allstate Corp., 5.950%,
4/1/2036	25,000	25,810
AmerisourceBergen Corp.,
5.875%, 9/15/2015	10,000	11,200
Amgen, Inc., 5.850%,
6/1/2017	25,000	29,021
Amgen, Inc., 6.375%,
6/1/2037	25,000	29,492
Baxter International, Inc.,
4.625%, 3/15/2015	10,000	11,030
Baxter International, Inc.,
5.900%, 9/1/2016	50,000	58,742
Bristol-Myers Squibb Co.,
5.875%, 11/15/2036	25,000	27,966
Eli Lilly & Co., 5.200%,
3/15/2017	50,000	56,984
Hospira, Inc., 6.400%,
5/15/2015	5,000	5,687

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	19

Portfolio of investments

	Par amount	Value

Corporate Bonds (continued)
Health Care (continued)
Johnson & Johnson,
4.950%, 5/15/2033	$10,000	$10,455
Life Technologies Corp.,
3.375%, 3/1/2013	25,000	25,570
McKesson Corp.,
7.500%, 2/15/2019	50,000	62,120
Medtronic, Inc., 5.550%,
3/15/2040	25,000	28,013
Merck & Co., Inc.,
5.000%, 6/30/2019	100,000	111,436
Pfizer, Inc., 5.350%,
3/15/2015	100,000	113,416
Schering-Plough Corp.,
6.000%, 9/15/2017	25,000	29,415
Teva Pharmaceutical
Finance LLC, 5.550%, 2/1/2016	10,000	11,409
Teva Pharmaceutical
Finance LLC, 6.150%, 2/1/2036	10,000	11,651
UnitedHealth Group, Inc.,
6.000%, 2/15/2018	50,000	55,837
Watson Pharmaceuticals,
Inc., 5.000%, 8/15/2014	20,000	21,443
WellPoint, Inc., 6.375%,
1/15/2012	50,000	53,490
Wyeth, 5.500%, 2/15/2016	25,000	28,691

Wyeth, 7.250%, 3/1/2023	25,000	30,986

Total Health Care		962,288

Industrials–1.6%
ACE INA Holdings, Inc.,
5.900%, 6/15/2019	15,000	16,482
Air Products & Chemicals,
Inc., 4.375%, 8/21/2019	25,000	26,148
Altria Group, Inc.,
9.250%, 8/6/2019	100,000	125,013
Bemis Co., Inc., 5.650%,
8/1/2014	5,000	5,511
Boeing Capital Corp. Ltd.,
6.500%, 2/15/2012	50,000	54,321
Boston Properties LP,
5.875%, 10/15/2019	25,000	26,795

Burlington Northern Santa Fe
Corp., 5.900%, 7/1/2012	50,000	54,181
Cabot Corp., 5.000%,
10/1/2016	25,000	26,569
Canadian Pacific Railway
Co., 5.950%, 5/15/2037	25,000	26,717
Caterpillar Financial
Services Corp., 4.250%, 2/8/2013	50,000	53,370
Caterpillar Financial
Services Corp., 5.125%, 10/12/2011	50,000	52,508
Caterpillar, Inc., 6.625%,
7/15/2028	10,000	11,935
Cooper US, Inc., 6.100%,
7/1/2017	25,000	28,636
CRH America, Inc.,
5.625%, 9/30/2011	25,000	25,958
CSX Corp., 6.250%,
3/15/2018	25,000	28,749
Deere & Co., 4.375%,
10/16/2019	25,000	26,688
Deere & Co., 5.375%,
10/16/2029	25,000	27,407
Dover Corp., 5.450%,
3/15/2018	25,000	28,302
Emerson Electric Co.,
5.375%, 10/15/2017	25,000	28,480
Honeywell International, Inc.,
5.300%, 3/1/2018	50,000	57,187
Honeywell International, Inc.,
5.700%, 3/15/2036	25,000	28,360
International Business
Machines Corp., 2.100%, 5/6/2013	50,000	50,988
International Business
Machines Corp., 6.500%, 1/15/2028	50,000	60,766
International Paper Co.,
7.500%, 8/15/2021	40,000	46,927
Lockheed Martin Corp.,
4.121%, 3/14/2013	25,000	26,787
Lockheed Martin Corp.,
7.750%, 5/1/2026	25,000	32,890
Norfolk Southern Corp.,
7.700%, 5/15/2017	10,000	12,453
Norfolk Southern Corp.,
7.800%, 5/15/2027	15,000	19,357

20	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par amount	Value

Corporate Bonds (continued)

Industrials (continued)
Northrop Grumman Corp.,
7.750%, 2/15/2031	$15,000	$20,175
Philip Morris International,
Inc., 5.650%, 5/16/2018	50,000	54,784
Pitney Bowes, Inc.,
5.750%, 9/15/2017	25,000	28,117
Potash Corp. of
Saskatchewan, Inc., 5.250%, 5/15/2014	25,000	27,600
Procter & Gamble Co.,
4.700%, 2/15/2019	50,000	54,887
Raytheon Co., 4.400%,
2/15/2020	25,000	26,874
RR Donnelley & Sons Co.,
8.600%, 8/15/2016	25,000	27,421
Southwest Airlines Co.,
5.250%, 10/1/2014	50,000	52,679
Tyco International Finance
SA, 4.125%, 10/15/2014	25,000	26,564
Tyco International Group
SA, 6.000%, 11/15/2013	25,000	28,004
Union Pacific Corp.,
6.125%, 2/15/2020	25,000	29,061
Waste Management, Inc.,
6.375%, 11/15/2012	25,000	27,407

Total Industrials		1,413,058

Information Technology–0.5%
Arrow Electronics, Inc.,
6.000%, 4/1/2020	25,000	25,882
Electronic Data Systems
Corp., 6.000%, 8/1/2013	25,000	28,209
General Dynamics Corp.,
1.800%, 7/15/2011	15,000	15,105
Hewlett-Packard Co.,
5.250%, 3/1/2012	25,000	26,762
Microsoft Corp., 2.950%,
6/1/2014	75,000	78,550
Oracle Corp., 6.500%,
4/15/2038	25,000	30,444
Oracle Corp. and Ozark
Holding, Inc., 5.250%, 1/15/2016	50,000	56,805

Rockwell Collins, Inc.,
5.250%, 7/15/2019	50,000	55,193
Science Applications
International Corp., 6.250%, 7/1/2012	20,000	21,875
United Technologies Corp.,
4.500%, 4/15/2020	30,000	32,522
United Technologies Corp.,
6.050%, 6/1/2036	25,000	28,612
Xerox Corp., 5.500%,
5/15/2012	50,000	53,321

Total Information Technology		453,280

Materials–0.5%
Alcoa, Inc., 5.900%,
2/1/2027	25,000	22,048
Continental Airlines, Inc.,
9.000%, 7/8/2016	47,979	51,577
Dow Chemical Co.,
6.000%, 10/1/2012	50,000	53,791
Dow Chemical Co.,
8.550%, 5/15/2019	50,000	61,305
EI du Pont de Nemours &
Co., 4.625%, 1/15/2020	25,000	26,935
EI Du Pont de Nemours &
Co., 4.750%, 3/15/2015	25,000	27,632
EI Du Pont de Nemours &
Co., 5.600%, 12/15/2036	25,000	27,440
Falconbridge Ltd., 5.500%,
6/15/2017	25,000	26,618
StatoilHydro ASA, 5.250%,
4/15/2019	20,000	21,976
Vale Overseas Ltd.,
6.875%, 11/21/2036	50,000	52,251
Valspar Corp., 7.250%,
6/15/2019	25,000	29,761

Total Materials		401,334

Telecommunication Services–1.0%
AT&T Wireless Services,
Inc., 8.125%, 5/1/2012	50,000	55,974
AT&T, Inc., 4.950%,
1/15/2013	100,000	108,613
AT&T, Inc., 6.150%,
9/15/2034	25,000	26,332
AT&T, Inc., 6.400%,
5/15/2038	50,000	55,159
AT&T, Inc., 6.800%,
5/15/2036	25,000	28,773

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	21

Portfolio of investments

	Par amount	Value

Corporate Bonds (continued)

Telecommunication Services (continued)
BellSouth Capital Funding
Corp., 7.875%, 2/15/2030	$25,000	$30,727
BellSouth Corp., 5.200%,
9/15/2014	30,000	33,368
BellSouth Corp., 6.000%,
11/15/2034	10,000	10,366
Embarq Corp., 7.082%,
6/1/2016	50,000	53,367
Motorola, Inc., 6.000%,
11/15/2017	25,000	26,875
1NBC Universal, Inc., 3.650%,
4/30/2015	50,000	51,186
Quest Diagnostics, Inc.,
5.750%, 1/30/2040	10,000	9,880
Qwest Corp., 8.375%,
5/1/2016	30,000	32,925
Telecom Italia Capital SA,
6.175%, 6/18/2014	100,000	104,635
Time Warner, Inc., 6.200%,
3/15/2040	25,000	26,461
Verizon Communications, Inc.,
5.500%, 2/15/2018	50,000	54,951
Verizon Communications, Inc.,
5.550%, 2/15/2016	50,000	56,069
Verizon Global Funding Corp.,
5.850%, 9/15/2035	10,000	10,349
Verizon Global Funding Corp.,
7.750%, 12/1/2030	25,000	31,242
Verizon New England, Inc.,
6.500%, 9/15/2011	30,000	31,692
Vodafone Group PLC,
4.150%, 6/10/2014	50,000	52,512

Total Telecommunication Services		891,456

Utilities–1.3%
Arizona Public Service Co.,
6.500%, 3/1/2012	10,000	10,728
Atlantic City Electric Co.,
7.750%, 11/15/2018	15,000	18,928
Carolina Power & Light Co.,
5.125%, 9/15/2013	10,000	11,022
CenterPoint Energy Resources
Corp., 6.000%, 5/15/2018	25,000	27,583

Cincinnati Gas & Electric,
5.700%, 9/15/2012	50,000	54,119
Columbus Southern Power
Co., 6.600%, 3/1/2033	25,000	28,823
Commonwealth Edison Co.,
5.900%, 3/15/2036	25,000	27,317
Commonwealth Edison Co.,
6.150%, 9/15/2017	50,000	57,473
Consolidated Edison Co. of
New York, 4.875%, 2/1/2013	50,000	54,220
Consolidated Edison Co. of
New York, Inc., 6.300%, 8/15/2037	25,000	28,855
Dominion Resources, Inc.,
5.150%, 7/15/2015	15,000	16,627
Dominion Resources, Inc.,
6.000%, 11/30/2017	50,000	57,112
Entergy Gulf States La 10/24
Fixed 5.59, 5.590%, 10/1/2024	15,000	16,406
Exelon Corp., 5.625%,
6/15/2035	15,000	14,580
Florida Power & Light Co.,
4.950%, 6/1/2035	25,000	25,038
Florida Power & Light Co.,
5.690%, 3/1/2040	35,000	38,950
Georgia Power Co., 4.250%,
12/1/2019	40,000	41,966
Interstate Power & Light Co.,
6.250%, 7/15/2039	15,000	17,373
MidAmerican Energy Co.,
6.750%, 12/30/2031	10,000	12,007
MidAmerican Funding LLC,
6.927%, 3/1/2029	25,000	29,575
National Rural Utilities
Cooperative Finance Corp., 7.250%, 3/1/2012	100,000	109,702
Nisource Finance Corp.,
6.400%, 3/15/2018	25,000	27,551
NSTAR, 4.500%,
11/15/2019	25,000	26,614

Oneok, Inc., 5.200%,
6/15/2015	25,000	26,195
Pacific Gas & Electric Co.,
5.400%, 1/15/2040	25,000	25,985
Pacific Gas & Electric Co.,
6.050%, 3/1/2034	15,000	16,791
PPL Electric Utilities Corp.,
6.250%, 5/15/2039	10,000	11,746

22	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par amount	Value

Corporate Bonds (continued)
Utilities (continued)
Public Service Co. of Colorado,
6.250%, 9/1/2037	$10,000	$11,864
Public Service Electric &
Gas Co., 5.800%, 5/1/2037	25,000	28,381
Puget Sound Energy, Inc.,
6.274%, 3/15/2037	25,000	27,543
Southern California Edison
Co., 5.500%, 3/15/2040	100,000	109,511
TXU Electric Delivery Co.,
7.000%, 5/1/2032	25,000	29,413
Virginia Electric and Power
Co., 5.400%, 1/15/2016	50,000	55,879
Wisconsin Electric Power
Co., 4.250%, 12/15/2019	25,000	26,030

Total Utilities		1,121,907

Total Corporate Bonds–
(Identified Cost $14,769,194)		15,760,858

International Debt–5.1%
Alcan, Inc.,
5.200%, 1/15/2014	50,000	53,707
America Movil SA de CV,
5.750%, 1/15/2015	15,000	16,740
America Movil SAB de CV,
5.625%, 11/15/2017	50,000	54,906
ArcelorMittal,
6.125%, 6/1/2018	50,000	52,376
ArcelorMittal,
9.850%, 6/1/2019	100,000	125,160
Asian Development Bank,
5.593%, 7/16/2018	50,000	58,001
AstraZeneca PLC,
6.450%, 9/15/2037	25,000	30,402
Bank of Nova Scotia,
3.400%, 1/22/2015	50,000	51,682
Barclays Bank PLC,
5.000%, 9/22/2016	100,000	102,711
Barrick Australia Financ
10/39 Fixed 5.95, 5.950%, 10/15/2039	25,000	26,736
BHP Billiton Finance Ltd.,
5.125%, 3/29/2012	25,000	26,631

BP Capital Markets PLC,
3.875%, 3/10/2015	50,000	42,652
Brazilian Government
International Bond, 6.000%, 1/17/2017	100,000	110,500
Brazilian Government
International Bond, 8.250%, 1/20/2034	50,000	66,250
Brazilian Government International
Bond, 8.750%, 2/4/2025	50,000	67,625
British Telecommunications
PLC, 9.875%, 12/15/2030	25,000	30,585
Canadian National Railway
Co., 6.200%, 6/1/2036	25,000	29,537
Credit Suisse AG,
5.400%, 1/14/2020	50,000	49,805
Deutsche Bank AG,
5.375%, 10/12/2012	100,000	107,218
Deutsche Telekom
International Finance BV, 8.750%, 6/15/2030	25,000	32,378
Diageo Finance BV,
3.250%, 1/15/2015	25,000	25,741
Diageo Finance BV,
5.300%, 10/28/2015	50,000	56,023
Eksportfinans ASA,
5.000%, 2/14/2012	100,000	106,113
European Investment Bank,
3.250%, 10/14/2011	100,000	103,371
European Investment Bank,
4.625%, 5/15/2014	200,000	219,920
European Investment Bank,
4.875%, 2/16/2016	50,000	55,930
Export-Import Bank of
Korea, 5.875%, 1/14/2015	100,000	108,568
HSBC Holdings PLC,
6.500%, 5/2/2036	25,000	26,012
International Bank for
Reconstruction & Development, 7.625%, 1/19/2023	25,000	35,001
International Finance
Corp., 3.500%, 5/15/2013	100,000	106,676
Israel Government AID
Bond, 5.500%, 4/26/2024	25,000	29,449
Israel Government
International Bond, 5.125%, 3/26/2019	75,000	81,053
Israel Government
International Bond, 5.500%, 11/9/2016	25,000	28,326

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	23

Portfolio of investments

	Par amount	Value

International Debt (continued)
Italy Government
International Bond, 4.500%, 1/21/2015	$100,000	$100,939
Italy Government
International Bond, 5.625%, 6/15/2012	100,000	105,115
Italy, Republic of,,
6.875%, 9/27/2023	25,000	28,507
KfW Bankengruppe,
3.250%, 3/15/2013	100,000	104,752
KfW Bankengruppe,
4.875%, 1/17/2017	100,000	111,817
Koninklijke Philips
Electronics NV, 6.875%, 3/11/2038	50,000	61,878
Kreditanstalt fuer
Wiederaufbau, 0.00%, 4/18/2036	50,000	15,521
Kreditanstalt fuer
Wiederaufbau, 2.250%, 4/16/2012	100,000	102,079
Kreditanstalt fuer
Wiederaufbau, 2.625%, 3/3/2015	50,000	50,846
Kreditanstalt fuer
Wiederaufbau, 4.875%, 6/17/2019	50,000	55,778
Landwirtschaftliche
Rentenbank, 3.125%, 7/15/2015	100,000	103,412
Mexico Government
International Bond, 6.625%, 3/3/2015	25,000	28,725
Mexico Government
International Bond, 6.750%, 9/27/2034	20,000	23,150
Mexico Government
International Bond, 8.125%, 12/30/2019	50,000	64,250
Mexico Government
International Bond, 8.300%, 8/15/2031	50,000	67,750
Nexen, Inc., 5.875%,
3/10/2035	25,000	24,538
Nomura Holdings, Inc.,
5.000%, 3/4/2015	35,000	37,022

Nomura Holdings, Inc.,
6.700%, 3/4/2020	26,000	27,556
Nordic Investment Bank,
2.625%, 10/6/2014	50,000	51,446
Novartis Securities
Investment Ltd., 5.125%, 2/10/2019	50,000	56,071
Oesterreichische
Kontrollbank AG, 4.875%, 2/16/2016	100,000	111,087
Ontario Province of
Canada, 4.000%, 10/17/2019, 4.000%, 10/7/2019	25,000	25,864
Panama Government
International Bond, 5.200%, 1/30/2020	25,000	26,125
Panama Government
International Bond, 6.700%, 1/26/2036	25,000	27,688
Petrobras International
Finance Co., 5.750%, 1/20/2020	50,000	50,602
Petrobras International
Finance Co., 6.875%, 1/20/2040	25,000	25,330
Petroleos Mexicanos,
8.000%, 5/3/2019	50,000	59,750
Poland Government
International Bond, 5.250%, 1/15/2014	50,000	53,683
Potash Corp. of
Saskatchewan, Inc., 3.750%, 9/30/2015	10,000	10,424
Potash Corp. of
Saskatchewan, Inc., 4.875%, 3/30/2020	10,000	10,659
Province of British
Columbia Canada, 6.500%, 1/15/2026	25,000	31,877
Province of Nova Scotia
Canada, 5.125%, 1/26/2017	50,000	57,056
Province of Ontario
Canada, 5.000%, 10/18/2011	100,000	105,475
Province of Quebec
Canada, 4.600%, 5/26/2015	50,000	55,263
Region of Lombardy Italy,
5.804%, 10/25/2032	50,000	50,088
Republic of Korea,
4.875%, 9/22/2014	25,000	26,641

24	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par amount	Value

International Debt (continued)
Republic of Peru, 6.550%,
3/14/2037	$25,000	$27,750
Telecom Italia Capital SA,
6.375%, 11/15/2033	50,000	44,902
Telefonica Emisiones SAU,
6.221%, 7/3/2017	25,000	27,231
Telefonica Emisiones SAU,
7.045%, 6/20/2036	50,000	55,492
Thomson Corp. Note,
5.700%, 10/1/2014	50,000	55,815
TransAlta Corp., 4.750%,
1/15/2015	25,000	26,350
Vodafone Group PLC,
6.150%, 2/27/2037	25,000	26,007
Vodafone Group PLC,
7.875%, 2/15/2030	25,000	30,231
Weatherford International
Ltd., 5.500%, 2/15/2016	25,000	26,686

Total International Debt–
(Identified Cost $4,130,442)		4,387,013

Mortgage-Backed Securities–34.4%
Federal Home Loan
Mortgage Corporation, GOLD 15 YR, 4.000%	100,000	103,828
Federal National Mortgage
Association, 30 YR, 5.000%	250,000	264,531
Government National
Mortgage Association, 30 YR, 5.500%	100,000	108,047
Federal Home Loan
Mortgage Corp., 4.000%–7.000%, 5/1/2020–2/1/2040	9,251,762	9,822,776
Federal National Mortgage
Association, 4.000%–7.000%, 6/1/2019–12/1/2099	13,610,111	14,495,083
Government National
Mortgage Association, 4.000%–6.500%, 2/15/2036–5/15/2040	4,828,744	5,152,135

Total Mortgage-Backed Securities–
(Identified Cost $28,348,402)		29,946,400

U.S. Treasury–32.2%
U.S. Treasury Bonds–3.7%
3.625%, 2/15/2020	300,000	317,016

4.375%, 5/15/2040	120,000	129,806

4.750%, 2/15/2037	200,000	229,656

6.125%, 8/15/2029	125,000	166,074

6.125%, 11/15/2027	50,000	65,820

6.375%, 8/15/2027	200,000	269,469

6.750%, 8/15/2026	100,000	138,844

7.125%, 2/15/2023	100,000	138,469

7.250%, 5/15/2016	100,000	128,469

7.500%, 11/15/2016	250,000	327,617

8.000%, 11/15/2021	350,000	509,086

8.500%, 2/15/2020	280,000	410,769

8.875%, 8/15/2017	150,000	213,679

9.250%, 2/15/2016	135,000	187,091

Total		3,231,865

U.S. Treasury Notes–28.5%
0.750%, 11/30/2011	400,000	401,562

0.750%, 5/31/2012	400,000	401,219

0.875%, 1/31/2012	300,000	301,641

0.875%, 2/29/2012	200,000	201,101

1.000%, 8/31/2011	200,000	201,328

1.000%, 10/31/2011	200,000	201,430

1.000%, 9/30/2011	400,000	402,812

1.000%, 12/31/2011	100,000	100,746

1.000%, 3/31/2012	300,000	302,321

1.000%, 4/30/2012	400,000	403,062

1.125%, 12/15/2011	300,000	302,906

1.125%, 1/15/2012	200,000	201,930

1.125%, 12/15/2012	200,000	201,672

1.375%, 5/15/2012	200,000	202,969

1.375%, 9/15/2012	200,000	203,078

1.375%, 2/15/2012	300,000	304,148

1.375%, 10/15/2012	200,000	203,000

1.375%, 11/15/2012	300,000	304,336

1.375%, 1/15/2013	300,000	304,078

1.375%, 2/15/2013	200,000	202,656

1.375%, 3/15/2013	200,000	202,625

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	25

Portfolio of investments

	Par Amount	Value

U.S. Treasury (continued)
U.S. Treasury Notes (continued)

1.375%, 5/15/2013	$200,000	$202,469

1.500%, 12/31/2013	200,000	201,719

1.750%, 3/31/2014	200,000	202,797

1.750%, 11/15/2011	200,000	203,570

1.750%, 8/15/2012	400,000	409,344

1.750%, 1/31/2014	200,000	203,250

1.750%, 4/15/2013	500,000	511,443

1.875%, 2/28/2014	500,000	509,610

1.875%, 4/30/2014	100,000	101,820

1.875%, 6/15/2012	200,000	204,969

2.000%, 11/30/2013	300,000	308,016

2.125%, 5/31/2015	300,000	305,204

2.250%, 1/31/2015	300,000	307,523

2.375%, 3/31/2016	200,000	202,984

2.375%, 9/30/2014	400,000	413,219

2.375%, 10/31/2014	400,000	412,750

2.375%, 2/28/2015	100,000	103,079

2.625%, 4/30/2016	100,000	102,766

2.625%, 6/30/2014	300,000	313,664

2.625%, 7/31/2014	300,000	313,523

2.625%, 2/29/2016	600,000	617,391

2.750%, 10/31/2013	400,000	421,031

2.750%, 2/15/2019	300,000	298,922

2.750%, 11/30/2016	200,000	205,078

2.750%, 5/31/2017	200,000	204,250

3.000%, 8/31/2016	200,000	208,750

3.000%, 9/30/2016	250,000	260,723

3.125%, 4/30/2013	350,000	372,148

3.125%, 5/15/2019	300,000	306,305

3.125%, 10/31/2016	600,000	629,485

3.125%, 9/30/2013	200,000	212,969

3.125%, 1/31/2017	300,000	313,805

3.250%, 5/31/2016	150,000	159,352

3.250%, 12/31/2016	100,000	105,422

3.250%, 6/30/2016	100,000	106,070

3.375%, 6/30/2013	350,000	375,129

3.375%, 11/15/2019	300,000	310,758

3.500%, 2/15/2039	75,000	69,680

3.500%, 5/15/2020	200,000	209,343

3.625%, 12/31/2012	250,000	268,145

3.625%, 8/15/2019	500,000	528,789

3.750%, 11/15/2018	500,000	538,828

3.875%, 5/15/2018	350,000	382,594

4.000%, 2/15/2015	150,000	165,574

4.000%, 8/15/2018	300,000	330,023

4.000%, 2/15/2014	200,000	219,328

4.125%, 8/31/2012	200,000	215,109

4.125%, 5/15/2015	200,000	222,234

4.250%, 11/15/2017	300,000	337,055

4.250%, 5/15/2039	410,000	433,575

4.250%, 8/15/2015	200,000	223,672

4.250%, 8/15/2013	200,000	219,797

4.375%, 2/15/2038	300,000	324,422

4.500%, 3/31/2012	400,000	427,985

4.500%, 4/30/2012	550,000	589,897

4.500%, 11/30/2011	100,000	105,750

4.500%, 8/15/2039	250,000	275,391

4.625%, 12/31/2011	100,000	106,250

4.625%, 2/15/2017	200,000	228,516

4.625%, 2/15/2040	225,000	252,949

4.750%, 8/15/2017	300,000	346,898

4.750%, 5/15/2014	200,000	225,656

4.875%, 8/15/2016	100,000	115,766

4.875%, 2/15/2012	200,000	214,297

5.000%, 5/15/2037	150,000	178,805

5.125%, 5/15/2016	150,000	175,067

5.375%, 2/15/2031	150,000	184,570

5.500%, 8/15/2028	50,000	61,820

6.625%, 2/15/2027	75,000	103,254

7.625%, 11/15/2022	100,000	143,578

11.250%, 2/15/2015	100,000	142,758

Total		24,759,302

Total U.S. Treasury–
(Identified Cost $26,931,048)		27,991,167

26	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par Amount	Value

U.S. Government Agencies–6.6%
Federal Farm Credit Bank,
1.750%–5.375%, 7/18/2011–1/17/2017	$525,000	$560,796
Federal Home Loan Bank,
1.625%–5.625%, 7/27/2011–7/15/2036	525,000	567,114
Federal Home Loan Banks,
1.625%–2.250%, 4/13/2012–3/20/2013	650,000	663,006
Federal Home Loan Mortgage
Corp., 1.125%–6.750%, 1/19/2012–7/15/2032	1,580,000	1,666,367
Federal National Mortgage
Association, 1.000%–5.800%, 9/28/2011–7/15/2037	2,030,000	2,099,274
Tennessee Valley Authority,
4.750%–6.750%, 8/1/2013–9/15/2039	150,000	174,958

Total U.S. Government
Agencies–(Identified Cost $5,535,292)		5,731,515

Commercial Mortgage-Backed Securities–3.2%
Banc of America
Commercial Mortgage, Inc., 5.118%, 7/11/2043	60,000	62,534
Banc of America
Commercial Mortgage, Inc., 5.356%, 10/10/2045	100,000	100,302
Banc of America
Commercial Mortgage, Inc., 5.397%, 10/10/2045	20,000	19,845
Banc of America
Commercial Mortgage, Inc., 5.837%, 6/10/2049	125,000	121,075
Bear Stearns Commercial
Mortgage Securities, 4.740%, 3/13/2040	40,000	42,159
Bear Stearns Commercial
Mortgage Securities, 4.750%, 2/13/2046	50,000	51,356
Bear Stearns Commercial
Mortgage Securities, 5.405%, 12/11/2040	50,000	52,632

Citigroup Commercial
Mortgage Trust, 5.920%, 3/15/2049	25,000	9,991
Citigroup/Deutsche Bank
Commercial Mortgage Trust, 5.397%, 7/15/2044	50,000	48,040
Commercial Mortgage Pass
Through Certificates, 5.347%, 12/10/2046	50,000	41,536
Commercial Mortgage Pass
Through Certificates, 5.899%, 6/10/2046	50,000	51,658
Credit Suisse Mortgage
Capital Certificates, 6.019%, 6/15/2038	100,000	105,915
CS First Boston Mortgage
Securities Corp., 4.429%, 12/15/2036	88,485	90,646
CS First Boston Mortgage
Securities Corp., 4.730%, 7/15/2037	20,000	18,534
CS First Boston Mortgage
Securities Corp., 5.230%, 12/15/2040	50,000	53,008
CS First Boston Mortgage
Securities Corp., 5.416%, 5/15/2036	35,000	36,890
CS First Boston Mortgage
Securities Corp., 6.387%, 8/15/2036	21,970	23,042
CW Capital Cobalt Ltd.,
5.484%, 4/15/2047	25,000	23,769
G.E. Capital Commercial
Mortgage Corp., 5.189%, 7/10/2039	150,000	158,911
Greenwich Capital Commercial
Funding Corp., 4.799%, 8/10/2042	50,000	51,989
Greenwich Capital Commercial
Funding Corp., 5.736%, 12/10/2049	125,000	123,227
GS Mortgage Securities
Corp. II, 4.761%, 7/10/2039	15,000	15,257
GS Mortgage Securities
Corp. II, 5.396%, 8/10/2038	100,000	105,600
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2003-CB7, Class A4, 4.879%, 1/12/2038	20,000	21,080

U.S. Bond Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	27

Portfolio of investments

	Par amount	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2005-LDP3 Class A4A, 4.936%, 8/15/2042	$50,000	$52,600
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2005-LDP3, Class A3, 4.959%, 8/15/2042	35,000	35,952
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2005-LDP4, Class A4, 5.038%, 3/15/2046	20,000	21,131
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2005-LDP4, Class AM, 4.999%, 10/15/2042	15,000	14,108
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2006-CB15, Class A3, 5.819%, 6/12/2043	100,000	104,917
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	100,000	106,331
JPMorgan Chase Commercial
Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	50,000	50,036
LB-UBS Commercial
Mortgage Trust, 4.361%, 1/15/2029	50,000	49,297
LB-UBS Commercial
Mortgage Trust, 5.139%, 2/15/2031	20,000	21,252
LB-UBS Commercial
Mortgage Trust, 5.207%, 2/15/2031	20,000	20,685
LB-UBS Commercial
Mortgage Trust, 5.430%, 2/15/2040	100,000	100,501
Merrill Lynch, 5.378%,
8/12/2048	150,000	138,599
Merrill Lynch Mortgage
Trust, 5.405%, 11/12/2037	50,000	53,584

Morgan Stanley Capital I,
5.376%, 11/14/2042	25,000	26,702
Morgan Stanley Capital I,
5.514%, 11/12/2049	100,000	104,037
Morgan Stanley Capital I,
5.610%, 4/15/2049	100,000	104,138
Morgan Stanley Capital I,
6.076%, 6/11/2049	100,000	101,774
Wachovia Bank Commercial
Mortgage Trust, 4.867%, 2/15/2035	100,000	105,517
Wachovia Bank Commercial
Mortgage Trust, 5.203%, 1/15/2045	1,159	1,158
Wachovia Bank Commercial
Mortgage Trust, 5.308%, 11/15/2048	75,000	77,782
Wachovia Bank Commercial
Mortgage Trust, 5.416%, 1/15/2045	50,000	50,542

Total Commercial
Mortgage-Backed Securities—(Identified Cost $2,689,347)		2,769,639

Municipal Bonds–0.5%
American Municipal Power–
Ohio, Inc., 6.449%, 2/15/2044	25,000	26,137
Bay Area Toll Authority,
6.263%, 4/1/2049	25,000	26,309
Central Puget Sound
Regional Transportation Authority, 5.491%, 11/1/2039	25,000	26,241
Commonwealth of
Massachusetts, 5.456%, 12/1/2039	25,000	26,225
Illinois State Toll Highway
Authority, 5.851%, 12/1/2034	25,000	25,460
Municipal Electric Authority
of Georgia, 6.637%, 4/1/2057	25,000	24,236
New Jersey State Turnpike
Revenue, 7.414%, 1/1/2040	15,000	18,287
New York City Municipal
Water Finance Authority, 6.011%, 6/15/2042	10,000	10,620

28	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Bond Market Portfolio

U.S. Bond Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Par amount	Value

Municipal Bonds (continued)
New York State Urban
Development Corp., 5.770%, 3/15/2039	$25,000	$25,457
State of California,
4.850%, 10/1/2014	25,000	25,947
State of California,
5.950%, 4/1/2016	35,000	37,211
State of California,
7.300%, 10/1/2039	25,000	26,052
State of California,
7.500%, 4/1/2034	50,000	53,410
State of Connecticut,
5.850%, 3/15/2032	25,000	27,254
State of Illinois, 4.950%,
6/1/2023	25,000	22,156
State of Illinois Taxable,
5.100%, 6/1/2033	25,000	19,515
State of Utah, 4.554%,
7/1/2024	15,000	15,811
State of Washington,
5.481%, 8/1/2039	25,000	26,115

Total Municipal Bonds–
(Identified Cost $451,576)		462,443

	Shares	Value

Mutual Fund–3.4%
AIM Prime Fund
(At Net Asset Value)	2,924,802	2,924,802

Total Investments–103.8%
(Identified Cost $86,036,684)		90,258,756

Other Assets & Liabilities–Net–(3.8)%		(3,345,549)
Total Net Assets–100.0%		$86,913,207

[1]

Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. This security may only be sold to qualified institutional investors and it is determined to be liquid under criteria established by the Portfolio’s Board of Trustees. At June 30, 2010, these securities amounted to $107,839 which represents 0.1% of the total net assets.

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	29

U.S. Stock Market Portfolio

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks–96.8%
Consumer Discretionary–11.4%
[1]99 Cents Only Stores	200	$2,960

Aaron Rents, Inc.	331	5,650

Abercrombie & Fitch Co.	396	12,153

1ACCO Brands Corp.	160	798

Advance Auto Parts, Inc.	452	22,681

[1]Aeropostale, Inc.	532	15,236

1AFC Enterprises, Inc.	100	910

[1]Amazon.com, Inc.	1,768	193,172

Ambassadors Group, Inc.	100	1,129

[1]American Axle &
Manufacturing Holdings, Inc.	200	1,466
American Eagle Outfitters, Inc.	884	10,387

American Greetings Corp.	200	3,752

Ameristar Casinos, Inc.	158	2,379

Andersons, Inc.	100	3,259

[1]AnnTaylor Stores Corp.	270	4,393

[1]ArvinMeritor, Inc.	500	6,550

[1]Asbury Automotive Group, Inc.	100	1,054

[1]Ascent Media Corp.	50	1,263

1ATC Technology Corp.	100	1,612

[1]Autoliv, Inc.	400	19,140

[1]AutoNation, Inc.	363	7,078

[1]AutoZone, Inc.	152	29,369

[1]Avis Budget Group, Inc.	488	4,792

Barnes & Noble, Inc.	226	2,915

[1]Beacon Roofing Supply, Inc.	175	3,154

[1]Beazer Homes USA, Inc.	88	319

Bebe Stores, Inc.	100	640

[1]Bed Bath & Beyond, Inc.	1,279	47,425

[1]Belo Corp.	250	1,423

Best Buy Co., Inc.	1,786	60,474

Big 5 Sporting Goods Corp.	100	1,314

[1]Big Lots, Inc.	370	11,873

[1]Biglari Holdings, Inc.	5	1,435

1BJ’s Restaurants, Inc.	100	2,360

1BJ’s Wholesale Club, Inc.	253	9,364

[1]Blue Nile, Inc.	100	4,708

Blyth, Inc.	25	852

Bob Evans Farms, Inc.	190	4,678

[1]Borders Group, Inc.	100	133

[1]BorgWarner, Inc.	560	20,910

[1]Boyd Gaming Corp.	158	1,341

[1]Brightpoint, Inc.	305	2,135

Brinker International, Inc.	485	7,013

[1]Brocade Communications
Systems, Inc.	2,395	12,358
Brown Shoe Co., Inc.	130	1,973

Brunswick Corp.	499	6,203

Buckle, Inc.	150	4,863

[1]Buffalo Wild Wings, Inc.	100	3,658

Burger King Holdings, Inc.	400	6,736

[1]Cabela’s, Inc.	194	2,743

Cablevision Systems Corp.	1,247	29,940

[1]California Pizza Kitchen, Inc.	150	2,273

Callaway Golf Co.	220	1,329

[1]Carmax, Inc.	1,058	21,054

Carnival Corp.	2,300	69,552

[1]Carter’s, Inc.	260	6,825

Cato Corp.	100	2,202

CBS Corp.	3,157	40,820

1CEC Entertainment, Inc.	150	5,289

[1]Charming Shoppes, Inc.	550	2,063

[1]Cheesecake Factory, Inc.	270	6,010

Chico’s FAS, Inc.	899	8,882

[1]Childrens Place Retail Stores,
Inc.	130	5,723
[1]Chipotle Mexican Grill, Inc.,
Class A	174	23,805
Choice Hotels International, Inc.	200	6,042

Christopher & Banks Corp.	100	619

Churchill Downs, Inc.	100	3,280

Cinemark Holdings, Inc.	200	2,630

[1]Citi Trends, Inc.	100	3,294

CKE Restaurants, Inc.	200	2,506

1CKX, Inc.	200	998

30	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
[1]Clear Channel Outdoor
Holdings, Inc.	100	$868
Coach, Inc.	1,600	58,480

[1]Coldwater Creek, Inc.	175	588

[1]Collective Brands, Inc.	380	6,004

Columbia Sportswear Co.	55	2,567

Comcast Corp., Class A	10,300	178,911

Comcast Corp., Special
Class A	3,700	60,791
Cooper Tire & Rubber Co.	210	4,095

[1]Copart, Inc.	400	14,324

Costco Wholesale Corp.	2,200	120,626

Cracker Barrel Old Country
Store, Inc.	107	4,982
1CROCS, Inc.	302	3,195

CTC Media, Inc.	200	2,888

D.R. Horton, Inc.	1,377	13,536

[1]Dana Holding Corp.	700	7,000

Darden Restaurants, Inc.	700	27,195

[1]Deckers Outdoor Corp.	73	10,430

[1]Denny’s Corp.	400	1,040

1DG FastChannel, Inc.	100	3,258

[1]Dick’s Sporting Goods, Inc.	486	12,097

Dillard’s, Inc.	243	5,224

[1]DineEquity, Inc.	30	838

1DIRECTV, Class A	4,473	151,724

[1]Discovery Communications,
Inc., Ser. A	700	24,997
[1]Discovery Communications,
Inc., Ser. C	700	21,651
DISH Network Corp.	1,009	18,313

[1]Dolan Media Co.	100	1,112

[1]Dolby Laboratories, Inc.	300	18,807

[1]Dollar General Corp.	400	11,020

[1]Dollar Tree, Inc.	646	26,914

[1]Domino’s Pizza, Inc.	152	1,718

[1]Dorman Products, Inc.	100	2,033

[1]DreamWorks Animation SKG,
Inc.	360	10,278
[1]Dress Barn, Inc.	270	6,429

1DSW, Inc.	100	2,246

1DTS, Inc.	100	3,287

[1]Eastman Kodak Co.	1,063	4,613

[1]Education Management Corp.	200	3,050

Ethan Allen Interiors, Inc.	150	2,099

1EW Scripps Co.	120	892

[1]Exide Technologies	200	1,040

Expedia, Inc.	1,119	21,015

Family Dollar Stores, Inc.	684	25,780

[1]Federal Mogul Corp.	100	1,302

Federal Signal Corp.	100	604

Finish Line, Inc.	293	4,081

Foot Locker, Inc.	804	10,146

[1]Ford Motor Co.	14,524	146,402

Fortune Brands, Inc.	800	31,344

[1]Fossil, Inc.	280	9,716

Fred’s, Inc.	100	1,106

[1]Fuel Systems Solutions, Inc.	100	2,595

[1]Fuqi International, Inc.	100	680

[1] Furniture Brands International,
Inc.	80	418
1G-III Apparel Group Ltd.	100	2,289

[1]GameStop Corp., Class A	732	13,754

Gannett Co., Inc.	1,150	15,479

Gap, Inc.	2,330	45,342

Garmin Ltd.	637	18,588

[1]Gaylord Entertainment Co.	194	4,285

[1]Genesco, Inc.	100	2,631

Gentex Corp.	773	13,899

[1]GeoEye, Inc.	100	3,114

[1]Goodyear Tire & Rubber Co.	1,100	10,934

[1]Grand Canyon Education, Inc.	100	2,343

[1]Group 1 Automotive, Inc.	100	2,353

1GSI Commerce, Inc.	300	8,640

Guess?, Inc.	300	9,372

[1]Gymboree Corp.	124	5,296

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	31

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
[1] Hanesbrands, Inc.	459	$11,044

Harley-Davidson, Inc.	1,100	24,453

[1]Harman International Industries,
Inc.	317	9,475
Harte-Hanks, Inc.	180	1,881

Hasbro, Inc.	613	25,194

Haverty Furniture Cos, Inc.	100	1,229

[1]Helen of Troy Ltd.	100	2,206

[1]Hertz Global Holdings, Inc.	1,200	11,352

[1]hhgregg, Inc.	100	2,332

[1]Hibbett Sports, Inc.	160	3,834

HNI Corp.	208	5,739

Home Depot, Inc.	8,400	235,788

Hot Topic, Inc.	200	1,016

[1]Hovnanian Enterprises, Inc.	96	353

1HSN, Inc.	136	3,264

[1]Hyatt Hotels Corp., Class A	200	7,418

[1]Insight Enterprises, Inc.	180	2,369

Interactive Data Corp.	170	5,675

Interface, Inc.	300	3,222

[1]Interline Brands, Inc.	100	1,729

International Game Technology	1,400	21,980

International Speedway Corp.	150	3,864

[1]Interpublic Group of Cos., Inc.	2,300	16,399

[1]Interval Leisure Group, Inc.	136	1,693

[1] inVentiv Health, Inc.	100	2,560

1J. Crew Group, Inc.	300	11,043

[1]Jack in the Box, Inc.	262	5,096

[1]Jakks Pacific, Inc.	100	1,438

JCPenney Co., Inc.	1,067	22,919

1Jo-Ann Stores, Inc.	100	3,751

John Wiley & Sons, Inc.	270	10,441

Johnson Controls, Inc.	3,300	88,671

Jones Apparel Group, Inc.	422	6,689

[1]Jos A. Bank Clothiers, Inc.	100	5,399

[1]Journal Communications, Inc.	200	794

1K-Swiss, Inc.	50	562

KB Home	374	4,114

Kimball International, Inc.	100	553

Knoll, Inc.	306	4,067

[1]Knology, Inc.	100	1,093

[1]Kohl’s Corp.	1,502	71,345

[1]Krispy Kreme Doughnuts, Inc.	200	674

1La-Z-Boy, Inc.	200	1,486

[1]Lamar Advertising Co.	284	6,964

Lancaster Colony Corp.	110	5,870

[1]Landry’s Restaurants, Inc.	100	2,446

[1]Las Vegas Sands Corp.	1,688	37,372

[1]Lear Corp.	200	13,240

Leggett & Platt, Inc.	800	16,048

Lennar Corp.	793	11,031

[1]Liberty Global, Inc.	585	15,204

[1]Liberty Media Corp.–Starz,
Ser. A	240	12,442
[1]Liberty Media Holding Corp.–
Capital	440	18,440
[1]Liberty Media Holding Corp.–	2,704	28,392
Interactive
[1]Life Time Fitness, Inc.	200	6,358

Limited Brands, Inc.	1,387	30,611

[1]Lincoln Educational Services
Corp.	100	2,059
[1]Live Nation, Inc.	800	8,360

[1]Liz Claiborne, Inc.	302	1,274

1LKQ Corp.	592	11,414

Lowe’s Cos., Inc.	7,200	147,024

[1]Lululemon Athletica, Inc.	200	7,444

[1]Lumber Liquidators Holdings,
Inc.	100	2,333
1M&F Worldwide Corp.	50	1,355

1M/I Homes, Inc.	100	964

Macy’s, Inc.	2,056	36,802

[1]Madison Square Garden, Inc.	286	5,626

[1]Maidenform Brands, Inc.	100	2,036

Marcus Corp.	100	946

Marriott International, Inc.	1,428	42,754

32	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Mattel, Inc.	1,726	$36,522

Matthews International Corp.	200	5,856

McDonald’s Corp.	5,300	349,111

McGraw-Hill Cos., Inc.	1,532	43,110

MDC Holdings, Inc.	200	5,390

[1]Mediacom Communications
Corp.	200	1,344
Men’s Wearhouse, Inc.	260	4,774

Meredith Corp.	189	5,884

[1]Meritage Homes Corp.	100	1,628

1MGM Mirage	1,282	12,358

[1]Modine Manufacturing Co.	260	1,997

[1]Mohawk Industries, Inc.	288	13,179

Monro Muffler, Inc.	100	3,953

[1]Movado Group, Inc.	100	1,068

[1]Move, Inc.	300	615

National CineMedia, Inc.	200	3,332

National Presto Industries, Inc.	33	3,064

[1]NetFlix, Inc.	211	22,925

[1]New York Times Co.	701	6,064

Newell Rubbermaid, Inc.	1,400	20,496

News Corp., Class A	9,000	107,640

News Corp., Class B	2,103	29,127

Nike, Inc.	1,860	125,643

Nordstrom, Inc.	900	28,971

NutriSystem, Inc.	111	2,546

1NVR, Inc.	28	18,341

1O’Reilly Automotive, Inc.	655	31,152

[1]Office Depot, Inc.	1,291	5,216

[1]OfficeMax, Inc.	490	6,399

Omnicom Group, Inc.	1,582	54,263

[1]Orient-Express Hotels Ltd.	400	2,960

[1]Overstock.com, Inc.	100	1,807

Oxford Industries, Inc.	42	879

[1]Pacific Sunwear of California,
Inc.	190	608
[1]Panera Bread Co.	141	10,616

[1]Papa John’s International, Inc.	160	3,699

[1]Penn National Gaming, Inc.	290	6,699

[1]Penske Automotive Group, Inc.	154	1,749

PEP Boys-Manny Moe & Jack	300	2,658

PetSmart, Inc.	582	17,559

PF Chang’s China Bistro, Inc.	140	5,551

Phillips-Van Heusen, Corp.	308	14,251

[1]Pier 1 Imports, Inc.	700	4,487

[1]Pinnacle Entertainment, Inc.	170	1,608

Polaris Industries, Inc.	160	8,739

Polo Ralph Lauren Corp.	300	21,888

Pool Corp.	180	3,946

[1]Pre-Paid Legal Services, Inc.	100	4,549

[1]Priceline.com, Inc.	217	38,309

[1]Pulte Homes, Inc.	1,567	12,975

[1]Quiksilver, Inc.	350	1,295

RadioShack Corp.	640	12,486

1RC2 Corp.	100	1,611

[1]Red Robin Gourmet Burgers,
Inc.	41	704
Regal Entertainment Group	480	6,259

Regis Corp.	260	4,048

[1]Rent-A-Center, Inc.	300	6,078

[1]Retail Ventures, Inc.	100	782

Ross Stores, Inc.	593	31,601

[1]Royal Caribbean Cruises Ltd.	685	15,597

[1]Ruby Tuesday, Inc.	200	1,700

[1]Rue21, Inc.	100	3,034

[1]Rush Enterprises, Inc.	200	2,672

Ryland Group, Inc.	206	3,259

[1]Saks, Inc.	553	4,197

[1]Sauer-Danfoss, Inc.	100	1,222

Scholastic Corp.	133	3,208

[1]School Specialty, Inc.	40	723

[1]Scientific Games Corp.	280	2,576

Scripps Networks Interactive,
Inc.	460	18,556

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	33

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
[1]Sealy Corp.	100	$267

[1]Sears Holdings Corp.	227	14,676

[1]Select Comfort Corp.	300	2,625

Sherwin-Williams Co.	472	32,658

[1]Shuffle Master, Inc.	260	2,083

[1]Signet Jewelers Ltd.	400	11,000

[1]Sinclair Broadcast Group, Inc.	200	1,166

[1]Sirius XM Radio, Inc.	19,100	18,135

[1]Skechers U.S.A., Inc.	200	7,304

[1]Smith & Wesson Holding Corp.	100	409

Snap-On, Inc.	329	13,459

[1]Sonic Automotive, Inc.	100	856

[1]Sonic Corp.	236	1,829

Spartan Motors, Inc.	100	420

Speedway Motorsports, Inc.	100	1,356

Stage Stores, Inc.	90	961

[1]Standard-Pacific Corp.	308	1,026

Stanley Black & Decker, Inc.	806	40,719

Staples, Inc.	3,582	68,237

Starbucks Corp.	3,690	89,667

Starwood Hotels & Resorts
Worldwide, Inc.	900	37,287
[1]Stein Mart, Inc.	100	623

[1]Steven Madden Ltd.	81	2,553

Sturm Ruger & Co., Inc.	100	1,433

Superior Industries
International, Inc.	100	1,344
[1]SuperMedia, Inc.	100	1,829

[1]Talbots, Inc.	400	4,124

Target Corp.	3,500	172,095

[1]Tempur-Pedic International, Inc.	400	12,300

[1]Tenneco, Inc.	380	8,003

[1]Texas Roadhouse, Inc.	152	1,918

Thor Industries, Inc.	150	3,562

Tiffany & Co.	600	22,746

[1]Timberland Co.	170	2,746

Time Warner, Inc.	5,701	164,816

[1]Titan Machinery, Inc.	100	1,313

[1]Tivo, Inc.	500	3,690

TJX Cos., Inc.	2,111	88,556

[1]Toll Brothers, Inc.	619	10,127

Toro Co.	200	9,824

Tractor Supply Co.	179	10,914

[1]True Religion Apparel, Inc.	100	2,207

1TRW Automotive Holdings
Corp.	360	9,925
Tupperware Brands Corp.	280	11,158

[1]Under Armour, Inc.	222	7,355

UniFirst Corp.	100	4,402

[1]United Rentals, Inc.	234	2,181

[1]Universal Electronics, Inc.	100	1,663

[1]Urban Outfitters, Inc.	626	21,528

V.F. Corp.	500	35,590

[1]Vail Resorts, Inc.	178	6,214

Viacom, Inc.	2,700	84,699

Virgin Media, Inc.	1,569	26,187

[1]Vitamin Shoppe, Inc.	100	2,565

[1]Volcom, Inc.	100	1,857

1WABCO Holdings, Inc.	300	9,444

Wabtec Corp.	270	10,770

Wal-Mart Stores, Inc.	11,270	541,749

Walt Disney Co.	9,123	287,374

[1]Warnaco Group, Inc.	280	10,119

[1]Warner Music Group Corp.	80	389

Washington Post Co.	26	10,672

Wendy’s	1,668	6,672

1WESCO International, Inc.	200	6,734

[1]Wet Seal, Inc.	600	2,190

Whirlpool Corp.	356	31,264

Williams-Sonoma, Inc.	488	12,112

[1]Winnebago Industries, Inc.	40	398

1WMS Industries, Inc.	350	13,737

Wolverine World Wide, Inc.	200	5,044

34	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
World Wrestling Entertainment,
Inc.	100	$1,556
Wyndham Worldwide Corp.	900	18,126

Wynn Resorts Ltd.	381	29,059

Yum! Brands, Inc.	2,300	89,792

[1]Zumiez, Inc.	100	1,611

Total Consumer Discretionary		6,621,112

Consumer Staples–8.4%
Alberto-Culver Co.	413	11,188

[1]Alliance One International, Inc.	300	1,068

Altria Group, Inc.	10,366	207,735

[1]American Dairy, Inc.	100	1,595

[1]American Italian Pasta Co.	100	5,287

Archer-Daniels-Midland Co.	2,800	72,296

Avon Products, Inc.	2,100	55,650

B&G Foods, Inc.	200	2,156

[1]Boston Beer Co., Inc.	48	3,238

Brown-Forman Corp.	400	22,892

Bunge Ltd.	738	36,302

Cal-Maine Foods, Inc.	100	3,193

Campbell Soup Co.	1,047	37,514

Casey’s General Stores, Inc.	280	9,772

[1]Central European Distribution
Corp.	300	6,414
[1]Central Garden and Pet Co.	40	380

[1]Central Garden and Pet Co.,
Class A (Non-voting)	180	1,615
[1]Chiquita Brands International,
Inc.	178	2,163
Church & Dwight Co., Inc.	380	23,830

Clorox Co.	750	46,620

Coca-Cola Co.	10,300	516,236

Coca-Cola Enterprises, Inc.	1,400	36,204

Colgate-Palmolive Co.	2,458	193,592

ConAgra Foods, Inc.	2,171	50,628

[1]Constellation Brands, Inc.	910	14,214

Corn Products International, Inc.	351	10,635

CVS Corp.	6,889	201,985

[1]Dean Foods Co.	800	8,056

Del Monte Foods Co.	960	13,814

Diamond Foods, Inc.	100	4,110

[1]Dole Food Co., Inc.	200	2,086

Dr Pepper Snapple Group, Inc.	1,300	48,607

[1]Elizabeth Arden, Inc.	100	1,452

Estee Lauder Cos., Inc.	600	33,438

Flowers Foods, Inc.	400	9,772

[1]Fresh Del Monte Produce, Inc.	200	4,048

General Mills, Inc.	3,258	115,724

[1]Great Atlantic & Pacific Tea Co.	112	437

[1]Green Mountain Coffee
Roasters, Inc.	550	14,135
H.J. Heinz Co.	1,549	66,948

[1]Hain Celestial Group, Inc.	180	3,630

[1]Hansen Natural Corp.	352	13,767

Herbalife Ltd.	350	16,117

Hershey Co.	797	38,200

Hormel Foods Corp.	389	15,747

Ingles Markets, Inc.	100	1,505

J&J Snack Foods Corp.	100	4,210

J.M. Smucker Co.	637	38,360

Kellogg Co.	1,299	65,340

Kimberly-Clark Corp.	2,035	123,382

Kraft Foods, Inc.	8,604	240,912

Kroger Co.	3,043	59,917

Lance, Inc.	100	1,649

Lorillard, Inc.	737	53,049

McCormick & Co., Inc.	633	24,029

Molson Coors Brewing Co.	776	32,871

Nash Finch Co.	100	3,416

1NBTY, Inc.	290	9,863

Nu Skin Enterprises, Inc.	300	7,479

[1]Pantry, Inc.	130	1,834

[1]Peet’s Coffee & Tea, Inc.	100	3,927

PepsiCo, Inc.	8,024	489,063

PetMed Express, Inc.	100	1,780

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	35

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Consumer Staples (continued)
Philip Morris International, Inc.	9,275	$425,166

[1]Pilgrim’s Pride Corp.	300	1,971

[1]Prestige Brands Holdings, Inc.	100	708

Pricesmart, Inc.	100	2,323

Procter & Gamble Co.	14,400	863,712

[1]Ralcorp Holdings, Inc.	263	14,412

[1]Rite Aid Corp.	2,350	2,303

Ruddick Corp.	200	6,198

Safeway, Inc.	1,905	37,452

[1]Sally Beauty Holdings, Inc.	490	4,018

Sanderson Farms, Inc.	100	5,074

Sara Lee Corp.	3,327	46,911

Schweitzer-Mauduit
International, Inc.	100	5,045
Seaboard Corp.	1	1,510

Sensient Technologies Corp.	261	6,768

[1]Smart Balance, Inc.	400	1,636

[1]Smithfield Foods, Inc.	659	9,819

Spartan Stores, Inc.	100	1,372

[1]Steiner Leisure Ltd.	100	3,844

SUPERVALU, Inc.	964	10,450

SYSCO Corp.	2,900	82,853

[1]Tejon Ranch Co.	112	2,585

Tootsie Roll Industries, Inc.	112	2,649

[1]TreeHouse Foods, Inc.	200	9,132

Tyson Foods, Inc.	1,430	23,438

[1]Ulta Salon Cosmetics &
Fragrance, Inc.	100	2,366
[1]United Natural Foods, Inc.	160	4,781

Universal Corp.	109	4,325

Vector Group Ltd.	220	3,700

Walgreen Co.	4,900	130,830

WD-40 Co.	100	3,340

Weis Markets, Inc.	100	3,291

[1]Whole Foods Market, Inc.	689	24,818

[1]Winn-Dixie Stores, Inc.	300	2,892

[1]Zhongpin, Inc.	100	1,176

Total Consumer Staples		4,899,944

Energy–9.2%
[1]Allis-Chalmers Energy, Inc.	200	412

Anadarko Petroleum Corp.	2,400	86,616

Apache Corp.	1,641	138,156

[1]Arena Resources, Inc.	200	6,380

[1]Atlas Energy, Inc.	400	10,828

1ATP Oil & Gas Corp.	148	1,567

[1]Atwood Oceanics, Inc.	300	7,656

Baker Hughes, Inc.	2,115	87,921

[1]Basic Energy Services, Inc.	100	770

Berry Petroleum Co.	260	6,687

[1]Bill Barrett Corp.	240	7,385

1BPZ Resources, Inc.	200	830

[1]Brigham Exploration Co.	600	9,228

[1]Bronco Drilling Co., Inc.	100	335

Cabot Oil & Gas Corp.	559	17,508

[1]Cameron International Corp.	1,218	39,609

CARBO Ceramics, Inc.	80	5,775

[1]Carrizo Oil & Gas, Inc.	100	1,553

Chesapeake Energy Corp.	3,221	67,480

Chevron Corp.	9,948	675,071

Cimarex Energy Co.	406	29,062

[1]Clayton Williams Energy, Inc.	35	1,474

[1]Clean Energy Fuels Corp.	100	1,494

[1]Cloud Peak Energy, Inc.	200	2,652

[1]Cobalt International Energy, Inc.	400	2,980

[1]Complete Production Services,
Inc.	200	2,860
[1]Comstock Resources, Inc.	260	7,207

[1]Concho Resources, Inc.	400	22,132

ConocoPhillips	7,048	345,986

[1]Contango Oil & Gas Co.	66	2,954

[1]Continental Resources, Inc.	200	8,924

Core Laboratories NV	110	16,237

[1]Crosstex Energy, Inc.	119	763

1CVR Energy, Inc.	100	752

36	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Energy (continued)
[1]Dawson Geophysical Co.	34	$723

[1]Delta Petroleum Corp.	1,100	946

[1]Denbury Resources, Inc.	1,908	27,933

Devon Energy Corp.	2,143	130,552

Diamond Offshore Drilling, Inc.	342	21,269

[1]Dresser-Rand Group, Inc.	398	12,557

[1]Dril-Quip, Inc.	200	8,804

El Paso Corp.	3,345	37,163

[1]Energy Partners Ltd.	200	2,442

[1]Energy XXI (Bermuda) Ltd.	200	3,156

EOG Resources, Inc.	1,252	123,159

EXCO Resources, Inc.	829	12,112

[1]Exterran Holdings, Inc.	331	8,543

Exxon Mobil Corp.	25,278	1,442,616

1FMC Technologies, Inc.	600	31,596

[1]Forest Oil Corp.	511	13,981

Frontier Oil Corp.	453	6,093

[1]Global Industries Ltd.	330	1,482

1GMX Resources, Inc.	100	649

[1]Goodrich Petroleum Corp.	90	1,080

[1]Gran Tierra Energy, Inc.	1,000	4,960

Gulf Island Fabrication, Inc.	100	1,552

[1]Gulfport Energy Corp.	100	1,186

Halliburton Co.	4,500	110,475

[1]Harvest Natural Resources, Inc.	100	737

[1]Helix Energy Solutions Group,
Inc.	397	4,276
Helmerich & Payne, Inc.	500	18,260

[1]Hercules Offshore, Inc.	300	729

Hess Corp.	1,460	73,496

Holly Corp.	211	5,608

[1]Hornbeck Offshore Services,
Inc.	100	1,460
1ION Geophysical Corp.	300	1,044

[1]Key Energy Services, Inc.	700	6,426

Lufkin Industries, Inc.	112	4,367

Marathon Oil Corp.	3,480	108,193

[1]Mariner Energy, Inc	500	10,740

[1]Matrix Service Co.	100	931

1McMoRan Exploration Co.	400	4,444

Murphy Oil Corp.	899	44,545

[1]Nabors Industries Ltd.	1,400	24,668

National Oilwell Varco, Inc.	2,043	67,562

[1]Newfield Exploration Co.	691	33,762

[1]Newpark Resources, Inc.	300	1,815

[1]Noble Corp.	1,297	40,090

Noble Energy, Inc.	906	54,659

[1]Northern Oil and Gas, Inc.	200	2,568

Occidental Petroleum Corp.	4,027	310,683

[1]Oceaneering International, Inc.	280	12,572

[1]Oil States International, Inc.	283	11,201

[1]Oilsands Quest, Inc.	600	366

[1]Parker Drilling Co.	470	1,857

Patterson-UTI Energy, Inc.	777	10,000

Penn Virginia Corp.	160	3,218

[1]Petroleum Development Corp.	50	1,281

[1]PetroQuest Energy, Inc.	200	1,352

[1]Pioneer Drilling Co.	171	970

Pioneer Natural Resources Co.	550	32,698

[1]Plains Exploration & Production
Co.	638	13,149
[1]Pride International, Inc.	800	17,872

[1]Quicksilver Resources, Inc.	500	5,500

Range Resources Corp.	752	30,193

[1]Resolute Energy Corp.	200	2,448

[1]Rex Energy Corp.	200	2,020

[1]Rosetta Resources, Inc.	208	4,121

[1]Rowan Cos., Inc.	499	10,948

RPC, Inc.	100	1,365

[1]SandRidge Energy, Inc.	566	3,300

Schlumberger Ltd.	5,900	326,506

1SEACOR Holdings, Inc.	80	5,653

[1]Seahawk Drilling, Inc.	53	515

SM Energy Co.	316	12,691

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	37

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Energy (continued)
Smith International, Inc.	1,262	$47,514

[1]Stone Energy Corp.	156	1,741

Sunoco, Inc.	633	22,009

[1]Superior Energy Services	400	7,468

[1]Superior Well Services, Inc.	100	1,672

[1]Swift Energy Co.	140	3,767

1T-3 Energy Services, Inc.	58	1,618

[1]Tesco Corp.	200	2,456

Tesoro Corp.	605	7,060

[1]Tetra Technologies, Inc.	220	1,998

Tidewater, Inc.	256	9,912

[1]Transocean Ltd.	1,580	73,201

[1]Ultra Petroleum Corp.	753	33,320

[1]Unit Corp.	212	8,605

Vaalco Energy, Inc.	400	2,240

Valero Energy Corp.	2,800	50,344

[1]Venoco, Inc.	100	1,647

W&T Offshore, Inc.	113	1,069

[1]Warren Resources, Inc.	200	580

[1]Weatherford International Ltd.	3,700	48,618

[1]Western Refining, Inc.	100	503

[1]Whiting Petroleum Corp.	250	19,605

[1]Willbros Group, Inc.	200	1,480

Williams Cos., Inc.	2,844	51,988

Total Energy		5,355,547

Financials–16.3%
1st Source Corp.	100	1,692

[2]Acadia Realty Trust	304	5,113

ACE Ltd.	1,695	87,259

[1]Affiliated Managers Group, Inc.	200	12,154

AFLAC, Inc.	2,294	97,885

[2]Alexander’s, Inc.	8	2,423

[2]Alexandria Real Estate Equities,
Inc.	250	15,843

[1]Alleghany Corp.	26	7,626

Allied World Assurance Holdings
Ltd.	200	9,076
Allstate Corp.	2,500	71,825

Alterra Capital Holdings Ltd.	180	3,380

2AMB Property Corp.	862	20,438

1AMBAC Financial Group, Inc.	1,089	730

[2]American Campus
Communities, Inc.	216	5,895
[2]American Capital Agency Corp.	100	2,642

[1]American Capital Ltd.	1,568	7,558

American Equity Investment Life
Holding Co.	200	2,064
American Express Co.	5,307	210,688

American Financial Group, Inc.	400	10,928

[1]American International Group,
Inc.	650	22,386
American National Insurance Co.	48	3,887

American Physicians Capital, Inc.	33	1,018

[1]AmeriCredit Corp.	664	12,098

Ameriprise Financial, Inc.	1,242	44,873

[1]Amerisafe, Inc.	100	1,755

Amtrust Financial Services, Inc.	100	1,204

[2]Annaly Mortgage Management,
Inc.	2,800	48,020
[2]Anworth Mortgage Asset Corp.	600	4,272

AON Corp.	1,200	44,544

[2]Apartment Investment &
Management Co.	530	10,266
Apollo Investment Corp.	949	8,854

[1]Arch Capital Group Ltd.	252	18,774

Ares Capital Corp.	922	11,553

Argo Group International
Holdings Ltd.	145	4,436
Arrow Financial Corp.	103	2,379

Arthur J. Gallagher & Co.	533	12,995

Artio Global Investors, Inc.	100	1,574

[1,2]Ashford Hospitality Trust, Inc.	300	2,199

Aspen Insurance Holdings Ltd.	400	9,896

Associated Banc-Corp	900	11,034

Assurant, Inc.	550	19,085

38	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Financials (continued)
Assured Guaranty Ltd.	790	$10,483

Astoria Financial Corp.	340	4,678

[2]AvalonBay Communities, Inc.	400	37,348

Axis Capital Holdings Ltd.	658	19,556

BancorpSouth, Inc.	332	5,936

Bank Mutual Corp.	200	1,136

Bank of America Corp.	49,700	714,189

Bank of Hawaii Corp.	300	14,505

Bank of New York Mellon
Corp.	5,978	147,597
Bank of the Ozarks, Inc.	100	3,547

BB&T Corp.	3,446	90,664

[1]Beneficial Mutual Bancorp, Inc.	200	1,976

[1]Berkshire Hathaway, Inc.	2,850	227,116

Berkshire Hills Bancorp, Inc.	76	1,480

BGC Partners, Inc.	200	1,022

[2]BioMed Realty Trust, Inc.	600	9,654

BlackRock Kelso Capital Corp.	252	2,487

BlackRock, Inc.	166	23,804

BOK Financial Corp.	196	9,304

Boston Private Financial
Holdings, Inc.	160	1,029
[2]Boston Properties, Inc.	734	52,364

[2]Brandywine Realty Trust	700	7,525

2BRE Properties, Inc.	300	11,079

Broadridge Financial Solutions,
Inc.	644	12,268
[1]Brookdale Senior Living, Inc.	404	6,060

Brookline Bancorp, Inc.	190	1,687

Brown & Brown, Inc.	524	10,029

Calamos Asset Management,
Inc.	76	705
[2]Camden Property Trust	330	13,481

Capital City Bank Group, Inc.	100	1,238

Capital One Financial Corp.	2,300	92,690

CapitalSource, Inc.	1,200	5,712

Capitol Federal Financial	160	5,306

[2]CapLease, Inc.	100	461

[2]Capstead Mortgage Corp.	400	4,424

[1]Cardtronics, Inc.	100	1,296

Cash America International, Inc.	195	6,683

Cathay General Bancorp	500	5,165

1CB Richard Ellis Group, Inc.	1,300	17,693

1CBIZ, Inc.	200	1,272

2CBL & Associates Properties,
Inc.	761	9,467
1CBOE Holdings, Inc.	100	3,255

[2]Cedar Shopping Centers, Inc.	100	602

Charles Schwab Corp.	5,000	70,900

Chemical Financial Corp.	100	2,178

[2]Chimera Investment Corp.	3,800	13,718

Chubb Corp.	1,600	80,016

Cincinnati Financial Corp.	737	19,066

1CIT Group, Inc.	900	30,474

[1]Citigroup, Inc.	105,200	395,552

[1]Citizens Republic Bancorp, Inc.	1,900	1,615

[1]Citizens, Inc.	200	1,332

City Holding Co.	100	2,788

City National Corp.	252	12,910

CME Group, Inc.	331	93,193

1CNA Surety Corp.	100	1,607

1CNO Financial Group, Inc.	1,299	6,430

Cohen & Steers, Inc.	100	2,074

[2]Colonial Properties Trust	363	5,274

Columbia Banking System, Inc.	200	3,652

Comerica, Inc.	882	32,484

Commerce Bancshares, Inc.	341	12,273

Community Bank System, Inc.	190	4,186

Community Trust Bancorp, Inc.	80	2,008

CompuCredit Holdings Corp.	71	281

[2]Corporate Office Properties
Trust SBI MD	270	10,195
[1]Corrections Corp. of America	518	9,883

[2]Cousins Properties, Inc.	609	4,105

[1]Credit Acceptance Corp.	100	4,877

Cullen/Frost Bankers, Inc.	247	12,696

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	39

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Financials (continued)
CVB Financial Corp.	337	$3,202

[2]Cypress Sharpridge
Investments, Inc.	200	2,532
Danvers Bancorp, Inc.	100	1,445

2DCT Industrial Trust, Inc.	900	4,068

Delphi Financial Group	275	6,713

[2]Developers Diversified Realty
Corp.	980	9,702
[1,2]DiamondRock Hospitality Co.	913	7,505

[2]Digital Realty Trust, Inc.	400	23,072

Dime Community Bancshares	180	2,219

Discover Financial Services	2,749	38,431

[2]Douglas Emmett, Inc.	600	8,532

Duff & Phelps Corp.	100	1,263

[2]Duke Realty Corp.	1,351	15,334

2DuPont Fabros Technology,
Inc.	300	7,368
1E*Trade Financial Corp.	970	11,465

East West Bancorp, Inc.	582	8,876

[2]EastGroup Properties, Inc.	180	6,404

Eaton Vance Corp.	574	15,848

[2]Education Realty Trust, Inc.	300	1,809

[1]eHealth, Inc.	200	2,274

Employers Holdings, Inc.	200	2,946

Endurance Specialty Holdings
Ltd.	228	8,557
[1]Enstar Group Ltd.	100	6,644

[2]Entertainment Properties Trust	200	7,614

[2]Equity Lifestyle Properties, Inc.	200	9,646

[2]Equity One, Inc.	290	4,524

[2]Equity Residential	1,400	58,296

Erie Indemnity Co.	208	9,464

[2]Essex Property Trust, Inc.	119	11,607

[1]Euronet Worldwide, Inc.	288	3,684

Evercore Partners, Inc.	100	2,335

Everest Re Group Ltd.	300	21,216

[2]Extra Space Storage, Inc.	300	4,170

1EZCORP, Inc.	300	5,565

[1]Fannie Mae	5,800	1,987

FBL Financial Group, Inc.	100	2,100

1FBR Capital Markets Corp.	200	666

[2]Federal Realty Investment Trust	290	20,378

Federated Investors, Inc.	421	8,719

[1,2]FelCor Lodging Trust, Inc.	640	3,194

Fidelity National Financial, Inc.	1,020	13,250

Fidelity National Information
Services, Inc.	1,612	43,234
Fifth Street Finance Corp.	406	4,478

Fifth Third Bancorp	3,953	48,582

First American Financial Corp.	465	5,896

[1]First BanCorp	420	1,619

First Busey Corp.	100	453

[1]First Cash Financial Services,
Inc.	100	2,180
First Citizens BancShares, Inc.	24	4,616

First Commonwealth Financial
Corp.	406	2,132
First Financial Bancorp	200	2,990

First Financial Bankshares, Inc.	100	4,809

First Financial Corp.	40	1,032

First Financial Holdings, Inc.	100	1,145

[1]First Horizon National Corp.	1,141	13,059

[1,2]First Industrial Realty Trust, Inc.	171	824

[1]First Marblehead Corp.	175	411

First Merchants Corp.	130	1,102

First Midwest Bancorp, Inc.	390	4,742

First Niagara Financial Group,
Inc.	947	11,866
[2]First Potomac Realty Trust	100	1,437

FirstMerit Corp.	604	10,347

Flagstone Reinsurance
Holdings SA	700	7,574
Flushing Financial Corp.	100	1,223

FNB Corp.	750	6,023

[1]Forest City Enterprises, Inc.	545	6,169

[1]Forestar Real Estate Group, Inc.	200	3,592

1FPIC Insurance Group, Inc.	150	3,848

40	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Financials (continued)
Franklin Resources, Inc.	769	$66,280

[2]Franklin Street Properties Corp.	261	3,082

[1]Freddie Mac	2,435	1,006

[1]Frontier Financial Corp.	12	4

Fulton Financial Corp.	1,025	9,891

GAMCO Investors, Inc.	60	2,232

[1]Genworth Financial, Inc.	2,361	30,858

[2]Getty Realty Corp.	120	2,689

GFI Group, Inc.	256	1,428

Glacier Bancorp, Inc.	290	4,254

[1]Gleacher & Co., Inc.	400	1,020

1GLG Partners, Inc.	600	2,628

[2]Glimcher Realty Trust	100	598

Goldman Sachs Group, Inc.	2,407	315,967

[2]Government Properties
Income Trust	200	5,104
Greenhill & Co., Inc.	187	11,431

[1]Greenlight Capital Re Ltd.
Cl A	100	2,519
Hancock Holding Co.	160	5,338

Hanover Insurance Group, Inc.	216	9,396

Harleysville Group, Inc.	100	3,103

Hartford Financial Services
Group, Inc.	2,000	44,260
[2]Hatteras Financial Corp.	200	5,564

HCC Insurance Holdings, Inc.	524	12,974

[2]Health Care Property Investors,
Inc.	1,493	48,149
[2]Health Care REIT, Inc.	636	26,788

[2]Healthcare Realty Trust, Inc.	275	6,042

[1]Heckmann Corp.	500	2,320

Hercules Technology Growth
Capital, Inc.	330	3,039
[2]Hersha Hospitality Trust	800	3,616

[2]Highwoods Properties, Inc.	390	10,826

[1]Hilltop Holdings, Inc.	300	3,003

Home Bancshares, Inc.	110	2,509

[2]Home Properties, Inc.	160	7,211

Horace Mann Educators Corp.	120	1,836

[2]Hospitality Properties Trust	578	12,196

[2]Host Hotels & Resorts, Inc.	3,076	41,464

2HRPT Properties Trust	1,400	8,694

Hudson City Bancorp, Inc.	2,334	28,568

Huntington Bancshares, Inc.	3,438	19,047

IBERIABANK Corp.	160	8,237

Independent Bank Corp.	90	2,221

Infinity Property & Casualty
Corp.	50	2,309
[2]Inland Real Estate Corp.	350	2,772

[1]Interactive Brokers Group, Inc.	200	3,320

[1]IntercontinentalExchange, Inc.	300	33,909

[1]International Assets Holding
Corp.	29	464
International Bancshares Corp.	200	3,338

Invesco Ltd. Com	2,200	37,026

[1]Investment Technology Group,
Inc.	189	3,035
[1]Investors Bancorp, Inc.	200	2,624

[2]Investors Real Estate Trust	330	2,914

[1,2]iStar Financial, Inc.	469	2,092

Janus Capital Group, Inc.	800	7,104

Jefferies Group, Inc.	556	11,720

Jones Lang LaSalle, Inc.	240	15,754

JPMorgan Chase & Co.	19,625	718,471

1KAR Auction Services, Inc.	100	1,237

1KBW, Inc.	100	2,144

KeyCorp	4,400	33,836

[2]Kilroy Realty Corp.	226	6,719

[2]Kimco Realty Corp.	2,033	27,324

[2]Kite Realty Group Trust	100	418

[1]Knight Capital Group, Inc.	370	5,102

1LaBranche & Co., Inc.	200	856

Lakeland Financial Corp.	100	1,998

2LaSalle Hotel Properties	359	7,385

Legg Mason, Inc.	868	24,330

[1]Leucadia National Corp.	900	17,559

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	41

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Financials (continued)
[2]Lexington Corporate Properties
Trust	761	$4,574
[2]Liberty Property Trust	600	17,310

Lincoln National Corp.	1,505	36,556

Loews Corp.	1,714	57,093

2LTC Properties, Inc.	100	2,427

M&T Bank Corp.	413	35,084

[2]Macerich Co.	619	23,101

[2]Mack-Cali Realty Corp.	388	11,535

Maiden Holdings Ltd.	300	1,971

[1]Markel Corp.	49	16,660

Marsh & McLennan Cos., Inc.	2,645	59,645

Marshall & Ilsley Corp.	2,444	17,548

MB Financial, Inc.	300	5,517

1MBIA, Inc.	727	4,078

Meadowbrook Insurance
Group, Inc.	400	3,452
[2]Medical Properties Trust, Inc.	600	5,664

Mercury General Corp.	100	4,144

MetLife, Inc.	4,046	152,777

1MF Global Holdings Ltd.	500	2,855

2MFA Mortgage Investments,
Inc.	1,378	10,197
1MGIC Investment Corp.	890	6,132

[2]Mid-America Apartment
Communities, Inc.	170	8,750
Montpelier Re Holdings Ltd.	410	6,121

Moody’s Corp.	1,000	19,920

Morgan Stanley	6,200	143,902

[1]Morningstar, Inc.	100	4,252

1MSCI, Inc.	536	14,686

MVC Capital, Inc.	100	1,292

[1]Nara Bancorp, Inc.	300	2,529

1NASDAQ Stock Market, Inc.	674	11,984

[1]National Financial Partners
Corp.	150	1,466

[2]National Health Investors, Inc.	100	3,856

National Penn Bancshares, Inc.	706	4,243

[2]National Retail Properties, Inc.	370	7,933

National Western Life Insurance
Co.	10	1,528
[2]Nationwide Health Properties,
Inc.	631	22,571
[1]Navigators Group, Inc.	100	4,113

NBT Bancorp, Inc.	185	3,778

Nelnet, Inc.	200	3,856

New York Community Bancorp,
Inc.	1,994	30,448
NewAlliance Bancshares, Inc.	400	4,484

Northern Trust Corp.	1,100	51,370

Northfield Bancorp, Inc.	100	1,298

[2]NorthStar Realty Finance Corp.	108	288

Northwest Bancshares, Inc.	625	7,169

NYSE Euronext	1,261	34,841

[1]Ocwen Financial Corp.	400	4,076

Old National Bancorp	528	5,470

Old Republic International Corp.	1,038	12,591

[2]Omega Healthcare Investors,
Inc.	549	10,942
OneBeacon Insurance Group
Ltd.	100	1,432
[1]optionsXpress Holdings, Inc.	200	3,148

Oriental Financial Group, Inc.	100	1,266

PacWest Bancorp	150	2,747

Park National Corp.	60	3,902

[2]Parkway Properties, Inc.	45	656

PartnerRe Ltd.	350	24,549

[1,2]Pebblebrook Hotel Trust	100	1,885

[2]Pennsylvania Real Estate
Investment Trust	160	1,955
People’s United Financial, Inc.	1,871	25,258

[1]Phoenix Cos., Inc.	380	802

[1]Pico Holdings, Inc.	100	2,997

[1]Pinnacle Financial Partners, Inc.	100	1,285

[1]Piper Jaffray Cos.	140	4,511

Platinum Underwriters Holdings
Ltd.	280	10,161

42	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Financials (continued)
[2]Plum Creek Timber Co., Inc.	850	$29,350

1PMI Group, Inc.	970	2,803

PNC Financial Services Group,
Inc.	2,575	145,487
[1]Popular, Inc.	3,048	8,169

[1]Portfolio Recovery Associates,
Inc.	147	9,817
[2]Post Properties, Inc.	272	6,183

Presidential Life Corp.	100	910

Principal Financial Group, Inc.	1,553	36,402

PrivateBancorp, Inc.	200	2,216

[1]ProAssurance Corp.	150	8,514

Progressive Corp.	3,200	59,904

[2]ProLogis	2,352	23,826

Prospect Capital Corp.	246	2,374

Prosperity Bancshares, Inc.	200	6,950

Protective Life Corp.	400	8,556

Provident Financial Services,
Inc.	150	1,754
Provident New York Bancorp	230	2,036

Prudential Financial, Inc.	2,270	121,808

2PS Business Parks, Inc.	74	4,128

[2]Public Storage, Inc.	694	61,010

Radian Group, Inc.	786	5,691

[1,2]RAIT Investment Trust	100	187

[2]Ramco-Gershenson Properties
Trust	35	354
Raymond James Financial, Inc.	518	12,789

[2]Realty Income Corp.	508	15,408

[2]Redwood Trust, Inc.	340	4,978

[2]Regency Centers Corp.	400	13,760

Regions Financial Corp.	5,784	38,059

Reinsurance Group of America,
Inc.	400	18,284
RenaissanceRe Holdings Ltd.	300	16,881

Renasant Corp.	100	1,435

Retail Opportunity Investments
Corp.	200	1,930
RLI Corp.	100	5,251

S&T Bancorp, Inc.	100	1,976

Safety Insurance Group, Inc.	100	3,702

Sandy Spring Bancorp, Inc.	90	1,261

[2]Saul Centers, Inc.	54	2,194

SCBT Financial Corp.	100	3,522

SEI Investments Co.	660	13,438

Selective Insurance Group	218	3,239

[2]Senior Housing Properties
Trust	562	11,302
[1]Signature Bank	170	6,462

Simmons First National Corp.	100	2,626

[2]Simon Property Group, Inc.	1,458	117,733

2SL Green Realty Corp.	430	23,667

1SLM Corp.	2,400	24,936

South Financial Group, Inc.	207	56

Southside Bancshares, Inc.	105	2,062

[2]Sovran Self Storage, Inc.	170	5,853

1St. Joe Co.	405	9,380

StanCorp Financial Group, Inc.	200	8,108

[2]Starwood Property Trust, Inc.	200	3,390

State Auto Financial Corp.	100	1,551

[3]State Street Corp.	2,500	84,550

StellarOne Corp.	100	1,277

Sterling Bancshares, Inc.	450	2,120

Stewart Information Services
Corp.	40	361
[1]Stifel Financial Corp.	150	6,509

[1,2]Strategic Hotels & Resorts, Inc.	934	4,100

Student Loan Corp.	10	241

Suffolk Bancorp	100	3,094

[2]Sun Communities, Inc.	120	3,115

[1,2]Sunstone Hotel Investors, Inc.	614	6,097

SunTrust Banks, Inc.	2,431	56,642

Susquehanna Bancshares, Inc.	728	6,064

1SVB Financial Group	255	10,514

SWS Group, Inc.	100	950

SY Bancorp, Inc.	100	2,298

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	43

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Financials (continued)
Synovus Financial Corp.	3,800	$9,652

T. Rowe Price Group, Inc.	1,278	56,730

[2]Tanger Factory Outlet Centers,
Inc.	190	7,862
[2]Taubman Centers, Inc.	310	11,665

TCF Financial Corp.	597	9,916

1TD Ameritrade Holding Corp.	1,197	18,314

[1]Teton Advisors, Inc. Class B	1	–

[1]Texas Capital Bancshares, Inc.	100	1,640

TFS Financial Corp.	500	6,205

Tompkins Trustco, Inc.	49	1,850

Torchmark Corp.	461	22,824

Tower Group, Inc.	147	3,165

Towers Watson & Co.	270	10,490

TowneBank	100	1,452

Transatlantic Holdings, Inc.	299	14,340

Travelers Cos., Inc.	2,600	128,050

Trico Bancshares	100	1,693

TrustCo Bank Corp. NY	240	1,344

Trustmark Corp.	300	6,246

2U-Store-It Trust	410	3,059

U.S. Bancorp	9,400	210,090

UMB Financial Corp.	180	6,401

Umpqua Holdings Corp.	490	5,625

Union First Market Bankshares
Corp.	90	1,103
[1]United America Indemnity Ltd.	190	1,398

United Bankshares, Inc.	180	4,309

[1]United Community Banks, Inc.	680	2,686

[2]United Dominion Realty Trust,
Inc.	855	16,356
United Fire & Casualty Co.	100	1,982

Unitrin, Inc.	200	5,120

[1]Universal American Financial
Corp.	300	4,320

[2]Universal Health Realty Income
Trust	30	964
Univest Corp. of Pennsylvania	100	1,732

UnumProvident Corp.	1,600	34,720

[2]Urstadt Biddle Properties, Inc.	180	2,903

Validus Holdings Ltd.	472	11,526

Valley National Bancorp	761	10,365

[2]Ventas, Inc.	791	37,137

Visa, Inc.	2,299	162,654

[2]Vornado Realty Trust	843	61,497

W.R. Berkley Corp.	651	17,225

Waddell & Reed Financial, Inc.	420	9,190

Walter Industries, Inc.	287	17,464

[2]Walter Investment Management
Corp.	111	1,815
Washington Federal, Inc.	530	8,575

[2]Washington Real Estate
Investment Trust	305	8,415
Washington Trust Bancorp, Inc.	110	1,874

Webster Financial Corp.	424	7,607

[2]Weingarten Realty Investors	595	11,335

Wells Fargo & Co.	24,416	625,050

WesBanco, Inc.	100	1,685

Westamerica BanCorp.	150	7,878

[1]Western Alliance Bancorp	400	2,868

Western Union Co.	3,290	49,054

Westfield Financial, Inc.	200	1,666

White Mountains Insurance
Group Ltd.	43	13,941
Whitney Holding Corp.	390	3,608

Willis Group Holdings PLC	847	25,452

Wilmington Trust Corp.	530	5,878

Wintrust Financial Corp.	150	5,001

[1]World Acceptance Corp.	45	1,724

Xl Group PLC	1,600	25,616

Zions BanCorp.	770	16,609

Total Financials		9,514,360

Health Care–11.6%
[1]Abaxis, Inc.	100	2,143

Abbott Laboratories	7,692	359,832

44	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Health Care (continued)
[1]Abiomed, Inc.	100	$968

[1]Abraxis Bioscience, Inc.	35	2,597

[1]Accuray, Inc.	195	1,293

[1]Acorda Therapeutics, Inc.	200	6,222

[1]Advisory Board Co.	140	6,014

Aetna, Inc.	2,160	56,981

[1]Affymax, Inc.	100	598

[1]Affymetrix, Inc.	193	1,139

[1]Air Methods Corp.	100	2,975

[1]Albany Molecular Research,
Inc.	100	517
[1]Alexion Pharmaceuticals, Inc.	454	23,240

[1]Align Technology, Inc.	200	2,974

[1]Alkermes, Inc.	510	6,349

Allergan, Inc.	1,540	89,720

[1]Allos Therapeutics, Inc.	300	1,839

[1]Alnylam Pharmaceuticals, Inc.	200	3,004

1AMAG Pharmaceuticals, Inc.	100	3,435

[1]Amedisys, Inc.	133	5,848

[1]American Medical Systems
Holdings, Inc.	390	8,627
[1]American Oriental
Bioengineering, Inc.	200	504
1AMERIGROUP Corp.	280	9,094

AmerisourceBergen Corp.	1,440	45,720

[1]Amgen, Inc.	4,896	257,530

1AMN Healthcare Services, Inc.	100	748

1AmSurg Corp.	100	1,782

[1]Amylin Pharmaceuticals, Inc.	726	13,649

[1]Angiodynamics, Inc.	100	1,475

[1]Ardea Biosciences, Inc.	100	2,056

[1]Arena Pharmaceuticals, Inc.	427	1,311

[1]Assisted Living Concepts, Inc.	40	1,184

[1]Auxilium Pharmaceuticals, Inc.	200	4,700

Baxter International, Inc.	3,000	121,920

Beckman Coulter, Inc.	400	24,116

Becton Dickinson & Co.	1,150	77,763

[1]Bio-Rad Laboratories, Inc.	120	10,379

[1]Bio-Reference Labs, Inc.	200	4,434

[1]Biogen Idec, Inc.	1,400	66,430

[1]BioMarin Pharmaceuticals, Inc.	452	8,570

[1]Boston Scientific Corp.	7,670	44,486

Bristol-Myers Squibb Co.	8,466	211,142

[1]Bruker BioSciences Corp.	400	4,864

C.R. Bard, Inc.	438	33,958

[1]Cadence Pharmaceuticals, Inc.	100	701

Cantel Medical Corp.	100	1,670

Cardinal Health, Inc.	1,813	60,935

[1]CareFusion Corp.	956	21,701

[1]Celera Corp.	260	1,703

[1]Celgene Corp.	2,300	116,886

[1]Cell Therapeutics, Inc.	2,700	1,013

[1]Centene Corp.	260	5,590

[1]Cephalon, Inc.	400	22,700

[1]Cepheid, Inc.	200	3,204

[1]Charles River Laboratories
International, Inc.	338	11,563
Cigna Corp.	1,319	40,968

[1]Clinical Data, Inc.	100	1,244

[1]Community Health Systems, Inc.	479	16,195

Computer Programs &
Systems, Inc.	100	4,092
[1]Conceptus, Inc.	100	1,558

1CONMED Corp.	100	1,863

Cooper Cos., Inc.	209	8,316

[1]Covance, Inc.	355	18,219

[1]Coventry Health Care, Inc.	700	12,376

Covidien PLC Common Stock	2,500	100,450

[1]Cross Country Healthcare, Inc.	100	899

[1]Cubist Pharmaceuticals, Inc.	270	5,562

[1]Cyberonics, Inc.	100	2,368

[1]Cypress Bioscience, Inc.	200	460

1DaVita, Inc.	566	35,341

[1]Dendreon Corp.	655	21,176

DENTSPLY International, Inc.	660	19,741

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	45

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Health Care (continued)
[1]Dexcom, Inc.	200	$2,312

[1]Edwards Lifesciences Corp.	586	32,828

Eli Lilly & Co.	5,100	170,850

[1]Emdeon, Inc., Class A	200	2,506

[1]Emergency Medical Services
Corp.	200	9,806
[1]Emergent Biosolutions, Inc.	100	1,634

[1]Emeritus Corp.	100	1,631

[1]Endo Pharmaceuticals
Holdings, Inc.	626	13,659
[1]Enzo Biochem, Inc.	100	407

[1]Enzon Pharmaceuticals, Inc.	300	3,195

[1]eResearchTechnology, Inc.	100	788

[1]ev3, Inc.	362	8,112

[1]Exelixis, Inc.	650	2,255

[1]Express Scripts, Inc.	2,640	124,133

[1]Forest Laboratories, Inc.	1,486	40,761

[1]Furiex Pharmaceuticals, Inc.	42	427

[1]Gen-Probe, Inc.	300	13,626

[1]Genomic Health, Inc.	100	1,293

[1]Genoptix, Inc.	100	1,720

[1]Gentiva Health Services, Inc.	100	2,701

[1]Genzyme Corp.	1,352	68,641

[1]Geron Corp.	300	1,506

[1]Gilead Sciences, Inc.	4,500	154,260

[1]Haemonetics Corp.	100	5,352

[1]Halozyme Therapeutics, Inc.	400	2,816

[1]Hanger Orthopedic Group, Inc.	200	3,592

[1]Health Management
Associates, Inc.	1,300	10,101
[1]Health Net, Inc.	500	12,185

[1]HealthExtras, Inc.	200	6,900

1HEALTHSOUTH Corp.	500	9,355

[1]HealthSpring, Inc.	200	3,102

[1]Healthways, Inc.	140	1,669

[1]Henry Schein, Inc.	464	25,474

Hill-Rom Holdings, Inc.	334	10,164

Hillenbrand, Inc.	334	7,144

[1]Hologic, Inc.	1,316	18,332

[1]Hospira, Inc.	877	50,384

[1]Human Genome Sciences, Inc.	870	19,714

[1]Humana, Inc.	815	37,221

1ICU Medical, Inc.	100	3,217

[1]Idexx Laboratories, Inc.	300	18,270

[1]Illumina, Inc.	640	27,859

[1]Immucor, Inc.	369	7,029

[1]Immunogen, Inc.	200	1,854

[1]Impax Laboratories, Inc.	200	3,812

[1]Incyte Corp.	600	6,642

[1]Inspire Pharmaceuticals, Inc.	400	1,996

[1]Insulet Corp.	200	3,010

[1]Integra LifeSciences Holdings
Corp.	100	3,700
[1]InterMune, Inc.	200	1,870

[1]Intuitive Surgical, Inc.	188	59,337

Invacare Corp.	100	2,074

[1]Inverness Medical Innovations,
Inc.	407	10,851
1IPC The Hospitalist Co., Inc.	100	2,510

[1]Isis Pharmaceuticals, Inc.	400	3,828

Johnson & Johnson	13,651	806,228

[1]Kendle International, Inc.	100	1,152

[1]Kensey Nash Corp.	100	2,371

[1]Kindred Healthcare, Inc.	100	1,284

[1]Kinetic Concepts, Inc.	328	11,975

[1]King Pharmaceuticals, Inc.	1,260	9,563

[1]Laboratory Corp. of America
Holdings	493	37,147
1LHC Group, Inc.	100	2,775

[1]Life Technologies Corp.	895	42,289

[1]LifePoint Hospitals, Inc.	314	9,860

[1]Ligand Pharmaceuticals, Inc.	700	1,022

[1]Lincare Holdings, Inc.	539	17,523

[1]Luminex Corp.	200	3,244

46	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Health Care (continued)
[1]Magellan Health Services, Inc.	160	$5,811

[1]MannKind Corp.	400	2,556

[1]Martek Biosciences Corp.	160	3,794

Masimo Corp.	200	4,762

MAXIMUS, Inc.	100	5,787

McKesson Corp.	1,300	87,308

Mead Johnson Nutrition Co.	1,013	50,772

[1]MedCath Corp.	100	786

[1]Medco Health Solutions, Inc.	2,330	128,336

[1]Medicines Co.	180	1,370

Medicis Pharmaceutical Corp.	270	5,908

[1]Medivation, Inc.	100	884

[1]Mednax, Inc. Com	300	16,683

Medtronic, Inc.	5,500	199,485

Merck & Co., Inc.	15,129	529,061

Meridian Bioscience, Inc.	150	2,550

[1]Merit Medical Systems, Inc.	100	1,607

[1]Metabolix, Inc.	100	1,431

[1]Micromet, Inc.	200	1,248

[1]Millipore Corp.	300	31,995

Mine Safety Appliances Co.	140	3,469

[1]Molina Healthcare, Inc.	100	2,880

[1]Momenta Pharmaceuticals, Inc.	100	1,226

1MWI Veterinary Supply, Inc.	100	5,026

[1]Mylan Laboratories, Inc.	1,466	24,981

[1]Myriad Genetics, Inc.	418	6,249

National Healthcare Corp.	44	1,516

[1]Natus Medical, Inc.	100	1,629

[1]Nektar Therapeutics	510	6,171

[1]Neogen Corp.	150	3,907

1NPS Pharmaceuticals, Inc.	300	1,932

1NuVasive, Inc.	200	7,092

1NxStage Medical, Inc.	100	1,484

[1]Odyssey HealthCare, Inc.	200	5,344

Omnicare, Inc.	600	14,220

[1]Omnicell, Inc.	100	1,169

[1]Onyx Pharmaceuticals, Inc.	250	5,397

[1]OraSure Technologies, Inc.	100	463

[1]Orthofix International NV	130	4,166

[1]Orthovita, Inc.	500	1,015

[1]Osiris Therapeutics, Inc.	100	581

Owens & Minor, Inc.	290	8,230

[1]Palomar Medical Technologies,
Inc.	35	392
[1]Par Pharmaceutical Cos., Inc.	150	3,894

[1]Parexel International Corp.	218	4,726

Patterson Cos., Inc.	400	11,412

PDL BioPharma, Inc.	451	2,535

Perrigo Co.	400	23,628

Pfizer, Inc.	39,983	570,158

Pharmaceutical Product
Development, Inc.	506	12,857
[1]Pharmasset, Inc.	200	5,468

[1]PharMerica Corp.	173	2,536

[1]Polypore International, Inc.	100	2,274

[1]Progenics Pharmaceuticals, Inc.	100	548

[1]Protalix BioTherapeutics, Inc.	200	1,222

1PSS World Medical, Inc.	300	6,345

[1]Psychiatric Solutions, Inc.	300	9,816

Quest Diagnostics, Inc.	801	39,866

[1]Questcor Pharmaceuticals, Inc.	300	3,063

[1]Quidel Corp.	100	1,269

[1]Regeneron Pharmaceuticals, Inc.	290	6,473

[1]RehabCare Group, Inc.	100	2,178

[1]Res-Care, Inc.	100	966

[1]ResMed, Inc.	380	23,108

[1]Rigel Pharmaceuticals, Inc.	133	958

1RTI Biologics, Inc.	200	586

[1]Salix Pharmaceuticals Ltd.	280	10,928

[1]Sangamo Biosciences, Inc.	100	371

[1]Savient Pharmaceuticals, Inc.	400	5,040

[1]Seattle Genetics, Inc.	363	4,352

[1]Select Medical Holdings Corp.	300	2,034

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	47

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Health Care (continued)
[1]Sequenom, Inc.	300	$1,773

Service Corp. International	1,070	7,918

[1]Sirona Dental Systems, Inc.	200	6,968

[1]SonoSite, Inc.	100	2,711

1St Jude Medical, Inc.	1,700	61,353

STERIS Corp.	300	9,324

Stewart Enterprises, Inc.	300	1,623

Stryker Corp.	1,470	73,588

[1]Sun Healthcare Group, Inc.	189	1,527

[1]Sunrise Senior Living, Inc.	150	417

[1]SurModics, Inc.	100	1,641

[1]Symmetry Medical, Inc.	100	1,054

[1]Talecris Biotherapeutics
Holdings Corp.	300	6,330
[1]Targacept, Inc.	100	1,933

Techne Corp.	177	10,169

[1]Tenet Healthcare Corp.	2,447	10,620

[1]Theravance, Inc.	380	4,777

[1]Thoratec Corp.	270	11,537

[1]Triple-S Management Corp.	100	1,855

[1]United Therapeutics Corp.	318	15,522

UnitedHealth Group, Inc.	5,700	161,880

Universal Health Services, Inc.	422	16,099

[1]Valeant Pharmaceuticals
International	411	21,491
[1]Varian Medical Systems, Inc.	633	33,093

1VCA Antech, Inc.	400	9,904

[1]Vertex Pharmaceuticals, Inc.	973	32,012

[1]Viropharma, Inc.	380	4,260

[1]Vivus, Inc.	400	3,840

[1]Volcano Corp.	200	4,364

[1]Warner Chilcott PLC	500	11,425

[1]Watson Pharmaceuticals, Inc.	567	23,003

[1]WebMD Health Corp.	300	13,929

[1]WellCare Health Plans, Inc.	206	4,890

[1]WellPoint, Inc.	2,200	107,646

West Pharmaceutical Services,
Inc.	200	7,298
[1]Wright Medical Group, Inc.	200	3,322

[1]XenoPort, Inc.	100	981

[1]Zimmer Holdings, Inc.	1,051	56,806

[1]Zoll Medical Corp.	100	2,710

[1]ZymoGenetics, Inc.	100	422

Total Health Care		6,760,771

Industrials–11.6%
[1]3D Systems Corp.	100	1,255

3M Co.	3,400	268,566

A.O. Smith Corp.	100	4,819

1A123 Systems, Inc.	300	2,829

AAON, Inc.	100	2,331

1AAR Corp.	156	2,611

ABM Industries, Inc.	190	3,981

Accenture PLC	3,117	120,472

Actuant Corp.	378	7,118

Acuity Brands, Inc.	200	7,276

Administaff, Inc.	130	3,141

Advance America Cash
Advance Centers, Inc.	194	801
[1]Aecom Technology Corp.	400	9,224

[1]Aerovironment, Inc.	100	2,173

1AGCO Corp.	446	12,029

Aircastle Ltd.	100	785

[1]AirTran Holdings, Inc.	700	3,395

[1]Alaska Air Group, Inc.	204	9,170

Albany International Corp.	140	2,267

Alexander & Baldwin, Inc.	160	4,765

Allegiant Travel Co.	100	4,269

[1]Alliance Data Systems Corp.	286	17,023

[1]Alliant Techsystems, Inc.	151	9,371

[1]Altisource Portfolio Solutions SA	33	816

1AMERCO, Inc.	37	2,037

[1]American Commercial Lines, Inc.	49	1,103

[1]American Public Education, Inc.	100	4,370

48	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Industrials (continued)
American Science &
Engineering, Inc.	50	$3,811
[1]American Superconductor
Corp.	200	5,338
Ametek, Inc.	570	22,885

1AMR Corp.	1,742	11,811

Apogee Enterprises, Inc.	100	1,083

[1]Apollo Group, Inc.	700	29,729

Applied Industrial Technologies,
Inc.	200	5,064
Applied Signal Technology, Inc.	100	1,965

Arbitron, Inc.	100	2,563

[1]Argon ST, Inc.	100	3,429

Arkansas Best Corp.	140	2,905

[1]Armstrong World Industries,
Inc.	100	3,018
[1]Astec Industries, Inc.	100	2,773

[1]Atlas Air Worldwide Holdings,
Inc.	146	6,935
Avery Dennison Corp.	500	16,065

AZZ, Inc.	100	3,677

Badger Meter, Inc.	100	3,869

Baldor Electric Co.	200	7,216

[1]Bally Technologies, Inc.	305	9,879

Barnes Group, Inc.	200	3,278

1BE Aerospace, Inc.	487	12,384

Belden CDT, Inc.	180	3,960

[1]Blount International, Inc.	100	1,027

Boeing Co.	3,361	210,903

Bowne & Co., Inc.	102	1,144

Brady Corp.	253	6,305

[1]Bridgepoint Education, Inc.	100	1,581

Briggs & Stratton Corp.	170	2,893

Brink’s Co.	182	3,463

[1]Bristow Group, Inc.	200	5,880

Bucyrus International, Inc.	390	18,505

C.H. Robinson Worldwide, Inc.	851	47,367

[1]Cal Dive International, Inc.	362	2,118

[1]Capella Education Co.	50	4,068

[1]Capstone Turbine Corp.	1,100	1,078

[1]Career Education Corp.	389	8,955

Carlisle Cos., Inc.	336	12,140

Cascade Corp.	37	1,318

Caterpillar, Inc.	3,076	184,775

CDI Corp.	100	1,553

[1]Cenveo, Inc.	211	1,156

[1]Ceradyne, Inc.	77	1,645

[1]Chart Industries, Inc.	100	1,558

Chemed Corp.	140	7,650

Cintas Corp.	713	17,091

CIRCOR International, Inc.	100	2,558

CLARCOR, Inc.	263	9,342

[1]Clean Harbors, Inc.	100	6,641

[1]Cogent, Inc.	260	2,343

[1]Coinstar, Inc.	170	7,305

[1]Colfax Corp.	100	1,041

[1]Columbus McKinnon Corp.	100	1,397

Comfort Systems USA, Inc.	200	1,932

Con-way, Inc.	300	9,006

[1]Consolidated Graphics, Inc.	55	2,378

[1]Continental Airlines, Inc.	700	15,400

[1]Convergys Corp.	570	5,592

Cooper Industries PLC	852	37,488

[1]Corinthian Colleges, Inc.	400	3,940

[1]Cornell Cos, Inc.	100	2,687

Corporate Executive Board Co.	134	3,520

1CoStar Group, Inc.	138	5,354

[1]Covanta Holding Corp.	742	12,310

1CRA International, Inc.	100	1,883

Crane Co.	270	8,157

1CSG Systems International, Inc.	170	3,116

CSX Corp.	1,900	94,297

Cubic Corp.	100	3,638

Cummins, Inc.	1,000	65,130

Curtiss-Wright Corp.	180	5,227

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	49

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Industrials (continued)
Danaher Corp.	2,788	$103,491

[1]Darling International, Inc.	400	3,004

Deere & Co.	2,100	116,928

[1]Delta Air Lines, Inc.	3,800	44,650

Deluxe Corp.	210	3,938

DeVry, Inc.	370	19,421

[1]DigitalGlobe, Inc.	100	2,630

[1]Dionex Corp.	70	5,212

[1]Dollar Financial Corp.	100	1,979

[1]Dollar Thrifty Automotive
Group, Inc.	100	4,261
Donaldson Co., Inc.	359	15,311

Dover Corp.	900	37,611

[1]Drew Industries, Inc.	100	2,020

DST Systems, Inc.	170	6,144

Dun & Bradstreet Corp.	244	16,377

[1]Dycom Industries, Inc.	170	1,454

Dynamic Materials Corp.	100	1,604

[1]DynCorp International, Inc.	100	1,752

[1]Eagle Bulk Shipping, Inc.	187	789

Eaton Corp.	752	49,211

1EMCOR Group, Inc.	354	8,202

Emerson Electric Co.	3,700	161,653

Encore Wire Corp.	100	1,819

[1]Ener1, Inc.	300	1,014

[1]Energizer Holdings, Inc.	300	15,084

[1]Energy Conversion Devices,
Inc.	200	820
EnergySolutions, Inc.	300	1,527

[1]EnerSys	300	6,411

Ennis, Inc.	100	1,501

1EnPro Industries, Inc.	100	2,815

Equifax, Inc.	650	18,239

ESCO Technologies, Inc.	100	2,575

[1]Esterline Technologies Corp.	200	9,490

[1]Evergreen Solar, Inc.	400	273

Expeditors International
Washington, Inc.	1,072	36,995
FactSet Research Systems, Inc.	215	14,403

Fastenal Co.	681	34,179

FedEx Corp.	1,500	105,165

[1]Fiserv, Inc.	751	34,291

Flowserve Corp.	300	25,440

Fluor Corp.	892	37,910

[1]Force Protection, Inc.	300	1,230

Forward Air Corp.	150	4,087

[1]Foster Wheeler AG	658	13,857

Franklin Electric Co., Inc.	136	3,920

FreightCar America, Inc.	40	905

1FTI Consulting, Inc.	260	11,333

[1]Fuel Tech, Inc.	100	632

[1]FuelCell Energy, Inc.	200	236

G&K Services, Inc.	56	1,156

Gardner Denver, Inc.	280	12,485

GATX Corp.	175	4,669

[1]Genco Shipping & Trading Ltd.	100	1,499

[1]GenCorp, Inc.	100	438

[1]General Cable Corp.	226	6,023

General Dynamics Corp.	1,653	96,800

General Electric Co.	52,800	761,376

General Maritime Corp.	587	3,545

[1]Genesee & Wyoming, Inc.	200	7,462

[1]Genpact Ltd.	500	7,765

Genuine Parts Co.	829	32,704

[1]Geo Group, Inc.	224	4,648

[1]Global Cash Access Holdings,
Inc.	100	721
Global Payments, Inc.	400	14,616

Goodrich Corp.	596	39,485

Gorman-Rupp Co.	100	2,505

Graco, Inc.	300	8,457

Granite Construction, Inc.	177	4,174

Great Lakes Dredge & Dock
Corp.	400	2,400
[1]Griffon Corp.	163	1,803

50	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Industrials (continued)
[1]Gulfmark Offshore, Inc.	100	$2,620

1H&E Equipment Services, Inc.	100	749

H&R Block, Inc.	1,600	25,104

[1]Harbin Electric, Inc.	100	1,665

Harsco Corp.	380	8,930

[1]Hawaiian Holdings, Inc.	400	2,068

[1]Headwaters, Inc.	100	284

Healthcare Services Group	150	2,843

Heartland Express, Inc.	320	4,646

Heartland Payment Systems,
Inc.	100	1,484
Heico Corp.	125	3,369

Heidrick & Struggles
International, Inc.	100	2,282
Herman Miller, Inc.	248	4,680

[1]Hewitt Associates, Inc.	443	15,266

[1]Hexcel Corp.	536	8,313

[1]Hill International, Inc.	100	406

1HMS Holdings Corp.	204	11,061

Honeywell International, Inc.	3,600	140,508

Horizon Lines, Inc.	100	423

1HUB Group, Inc.	158	4,742

Hubbell, Inc.	316	12,542

[1]Huron Consulting Group, Inc.	80	1,553

1ICF International, Inc.	100	2,393

[1]Iconix Brand Group, Inc.	400	5,748

IDEX Corp.	378	10,799

1II-VI, Inc.	100	2,963

Illinois Tool Works, Inc.	2,100	86,688

[1]Infinera Corp.	400	2,572

Ingersoll Rand PLC Common
Stock	1,567	54,046
[1]Insituform Technologies, Inc.	200	4,096

[1]Intermec, Inc.	198	2,030

1IPG Photonics Corp.	200	3,046

[1]iRobot Corp.	100	1,879

Iron Mountain, Inc.	882	19,810

1ITT Educational Services, Inc.	175	14,528

ITT Industries, Inc.	850	38,182

J.B. Hunt Transport Services,
Inc.	475	15,518
[1]Jacobs Engineering Group, Inc.	640	23,322

[1]JetBlue Airways Corp.	1,050	5,764

John Bean Technologies Corp.	200	3,050

Joy Global, Inc.	527	26,397

Kaman Corp.	100	2,212

[1]Kansas City Southern	500	18,175

Kaydon Corp.	200	6,572

KBR, Inc.	780	15,865

[1]Kelly Services, Inc.	100	1,487

[1]Kenexa Corp.	100	1,200

Kennametal, Inc.	368	9,358

[1]Kforce, Inc.	100	1,275

[1]Kirby Corp.	280	10,710

Knight Transportation, Inc.	280	5,667

Koppers Holdings, Inc.	100	2,248

[1]Korn/Ferry International	180	2,502

L-3 Communications Holdings,
Inc.	635	44,983
[1]Ladish Co., Inc.	71	1,613

Landauer, Inc.	100	6,088

Landstar System, Inc.	300	11,697

[1]Layne Christensen Co.	100	2,427

1LB Foster Co.	100	2,592

Lennox International, Inc.	200	8,314

Lincoln Electric Holdings, Inc.	200	10,198

Lindsay Corp.	55	1,743

Lockheed Martin Corp.	1,544	115,028

Manitowoc Co., Inc.	735	6,718

Manpower, Inc.	400	17,272

[1]Marten Transport Ltd.	100	2,078

Masco Corp.	1,658	17,840

[1]MasTec, Inc.	200	1,880

Mastercard, Inc.	487	97,171

1McDermott International, Inc.	1,118	24,216

McGrath RentCorp	100	2,278

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	51

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Industrials (continued)
[1]Michael Baker Corp.	59	$2,059

[1]Middleby Corp.	65	3,457

[1]Mobile Mini, Inc.	181	2,947

Molex, Inc.	280	4,326

[1]Monster Worldwide, Inc.	546	6,361

[1]Moog, Inc.	170	5,479

MSC Industrial Direct Co.	200	10,132

Mueller Industries, Inc.	160	3,936

Mueller Water Products, Inc.	943	3,499

1MYR Group, Inc.	100	1,669

NACCO Industries, Inc.	21	1,864

[1]Navigant Consulting, Inc.	170	1,765

[1]Navistar International Corp.	300	14,760

Nordson Corp.	150	8,412

Norfolk Southern Corp.	1,800	95,490

Northrop Grumman Corp.	1,400	76,216

[1]Old Dominion Freight Line	100	3,514

[1]Orbital Sciences Corp.	261	4,116

[1]Orion Marine Group, Inc.	100	1,420

[1]Oshkosh Truck Corp.	435	13,555

Overseas Shipholding Group	200	7,408

[1]Owens Corning, Inc.	600	17,946

PACCAR, Inc.	1,600	63,792

[1]Pacer International, Inc.	70	489

Pall Corp.	629	21,619

Parker Hannifin Corp.	830	46,032

Pentair, Inc.	489	15,746

1PHH Corp.	270	5,141

1PHI, Inc.	100	1,409

Pitney Bowes, Inc.	977	21,455

[1]Powell Industries, Inc.	100	2,734

Precision Castparts Corp.	700	72,044

Quanex Building Products
Corp.	145	2,507
[1]Quanta Services, Inc.	1,042	21,517

Raven Industries, Inc.	100	3,371

Raytheon Co.	1,900	91,941

1RBC Bearings, Inc.	100	2,899

Regal-Beloit Corp.	160	8,925

Reliance Steel & Aluminum Co.	373	13,484

[1]Republic Airways Holdings, Inc.	100	611

Republic Services, Inc.	1,850	55,000

[1]Resources Connection, Inc.	160	2,176

Reynolds American, Inc.	843	43,937

Robbins & Myers, Inc.	100	2,174

Robert Half International, Inc.	729	17,168

Rockwell Automation, Inc.	690	33,872

Rockwell Collins, Inc.	793	42,132

Rollins, Inc.	150	3,104

RR Donnelley & Sons Co.	948	15,519

1RSC Holdings, Inc.	200	1,234

Ryder System, Inc.	231	9,293

[1]Sanmina-SCI Corp.	453	6,165

[1]Sensata Technologies Holding
NV	200	3,198
1SFN Group, Inc.	200	1,092

[1]Shaw Group, Inc.	381	13,038

Simpson Manufacturing Co., Inc.	160	3,928

SkyWest, Inc.	242	2,957

Sotheby’s Holdings	300	6,861

Southwest Airlines Co.	3,575	39,718

[1]Spirit Aerosystems Holdings, Inc.	487	9,282

SPX Corp.	300	15,843

Standex International Corp.	100	2,535

Steelcase, Inc.	530	4,107

[1]Stericycle, Inc.	400	26,232

[1]Sterling Construction Co., Inc.	100	1,294

Strayer Education, Inc.	73	15,176

Sun Hydraulics Corp.	100	2,346

[1]SunPower Corp.	290	3,509

[1]Sunpower Corp.	174	1,879

TAL International Group, Inc.	100	2,247

[1]Team, Inc.	100	1,305

[1]Tecumseh Products Co.	100	1,112

52	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Industrials (continued)
Teleflex, Inc.	186	$10,096

[1]TeleTech Holdings, Inc.	109	1,405

Tennant Co.	100	3,382

[1]Terex Corp.	554	10,382

[1]Tetra Tech, Inc.	300	5,883

Textron, Inc.	1,322	22,434

[1]Thomas & Betts Corp.	270	9,369

Timken Co.	390	10,136

Titan International, Inc.	148	1,476

Total System Services, Inc.	767	10,431

TransDigm Group, Inc.	300	15,309

Tredegar Corp.	100	1,632

[1]Trex Co., Inc.	100	2,009

Trinity Industries, Inc.	400	7,088

Triumph Group, Inc.	145	9,661

[1]TrueBlue, Inc.	170	1,902

Tyco International Ltd.	2,500	88,075

1UAL Corp.	916	18,833

Union Pacific Corp.	2,545	176,903

United Parcel Service, Inc.	3,500	199,115

[1]United Stationers, Inc.	100	5,447

United Technologies Corp.	4,400	285,604

Universal Forest Products, Inc.	140	4,243

[1]Universal Technical Institute,
Inc.	100	2,364
1URS Corp.	400	15,740

1US Airways Group, Inc.	1,020	8,782

US Ecology, Inc.	100	1,457

1USG Corp.	256	3,092

UTi Worldwide, Inc.	400	4,952

[1]Valassis Communications, Inc.	200	6,344

Valmont Industries, Inc.	168	12,207

[1]Verisk Analytics, Inc., Class A	500	14,950

Viad Corp.	57	1,006

W.W. Grainger, Inc.	289	28,741

[1]Waste Connections, Inc.	430	15,003

Waste Management, Inc.	2,230	69,777

[1]Waste Services, Inc.	100	1,166

Watsco, Inc.	100	5,792

Watts Water Technologies, Inc.	191	5,474

Weight Watchers International,
Inc.	209	5,369
Werner Enterprises, Inc.	180	3,940

Woodward Governor Co.	300	7,659

World Fuel Services Corp.	280	7,263

[1]Wright Express Corp.	210	6,237

1YRC Worldwide, Inc.	200	30

Total Industrials		6,769,429

Information Technology–17.3%
[1]3PAR, Inc.	200	1,862

1ACI Worldwide, Inc.	200	3,894

[1]Acme Packet, Inc.	100	2,688

[1]Actel Corp.	100	1,282

Activision Blizzard, Inc.	2,800	29,372

[1]Acxiom Corp.	400	5,876

Adaptec, Inc.	600	1,734

1ADC Telecommunications, Inc.	498	3,690

[1]Adobe Systems, Inc.	2,600	68,718

ADTRAN, Inc.	280	7,636

[1]Advanced Energy Industries, Inc.	100	1,229

[1]Advanced Micro Devices, Inc.	2,652	19,413

[1]Advent Software, Inc.	100	4,696

[1]Agilent Technologies, Inc.	1,700	48,331

[1]Akamai Technologies, Inc.	891	36,148

[1]Allscripts Healthcare Solutions,
Inc.	400	6,440
Altera Corp.	1,500	37,215

[1]American Reprographics Co.	104	908

[1]Amkor Technology, Inc.	336	1,851

Amphenol Corp.	900	35,352

[1]Anadigics, Inc.	200	872

Analog Devices, Inc.	1,498	41,734

Analogic Corp.	37	1,684

[1]Anixter International, Inc.	200	8,520

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	53

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Information Technology (continued)
[1]Ansys, Inc.	443	$17,973

1AOL, Inc.	500	10,395

[1]Apple Computer, Inc.	4,486	1,128,364

Applied Materials, Inc.	6,700	80,534

[1]Applied Micro Circuits Corp.	237	2,484

[1]ArcSight, Inc.	100	2,239

[1]Ariba, Inc.	500	7,965

[1]Arris Group, Inc.	642	6,542

[1]Arrow Electronics, Inc.	530	11,845

[1]Art Technology Group, Inc.	600	2,052

[1]AsiaInfo Holdings, Inc.	200	4,372

[1]athenahealth, Inc.	100	2,613

[1]Atheros Communications, Inc.	298	8,207

[1]Atmel Corp.	2,400	11,520

1ATMI, Inc.	100	1,464

[1]Autodesk, Inc.	1,147	27,941

Automatic Data Processing,
Inc.	2,500	100,650
[1]Avago Technologies Ltd.	500	10,530

[1]Aviat Networks, Inc.	447	1,623

[1]Avid Technology, Inc.	150	1,909

[1]Avnet, Inc.	760	18,324

AVX Corp.	310	3,974

[1]Benchmark Electronics, Inc.	390	6,181

Black Box Corp.	130	3,626

Blackbaud, Inc.	194	4,223

[1]Blackboard, Inc.	200	7,466

[1]Blue Coat Systems, Inc.	200	4,086

1BMC Software, Inc.	940	32,552

[1]Bottomline Technologies, Inc.	100	1,303

Broadcom Corp.	2,215	73,029

[1]Brooks Automation, Inc.	130	1,005

CA, Inc.	2,000	36,800

[1]Cabot Microelectronics Corp.	100	3,459

1CACI International, Inc.	210	8,921

[1]Cadence Design Systems, Inc.	1,100	6,369

[1]Cavium Networks, Inc.	200	5,238

[1]Cerner Corp.	327	24,816

[1]Checkpoint Systems, Inc.	160	2,778

[1]China Security & Surveillance
Technology, Inc.	200	924
[1]Ciber, Inc.	200	554

[1]Ciena Corp.	474	6,010

[1]Cirrus Logic, Inc.	300	4,743

[1]Cisco Systems, Inc.	28,378	604,735

[1]Citrix Systems, Inc.	970	40,963

[1]Cogent Communications Group,
Inc.	100	758
Cognex Corp.	170	2,989

[1]Cognizant Technology
Solutions Corp.	1,454	72,787
[1]Cogo Group, Inc.	100	624

[1]Coherent, Inc.	100	3,430

Cohu, Inc.	100	1,213

[1]CommScope, Inc.	500	11,885

[1]Commvault Systems, Inc.	200	4,500

[1]Compellent Technologies, Inc.	100	1,212

Computer Sciences Corp.	800	36,200

[1]Compuware Corp.	1,100	8,778

[1]comScore, Inc.	100	1,647

[1]Comtech Telecommunications
Corp.	162	4,849
[1]Concur Technologies, Inc.	200	8,536

[1]Conexant Systems, Inc.	66	148

[1]Constant Contact, Inc.	100	2,133

CoreLogic, Inc.	465	8,212

Corning, Inc.	7,675	123,951

[1]Cree, Inc.	490	29,415

CTS Corp.	100	924

[1]Cybersource Corp.	400	10,212

[1]Cymer, Inc.	150	4,506

[1]Cypress Semiconductor Corp.	636	6,385

Daktronics, Inc.	100	750

[1]DealerTrack Holdings, Inc.	200	3,290

[1]Dell, Inc.	8,700	104,922

54	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Diebold, Inc.	355	$9,674

[1]Digital River, Inc.	189	4,519

[1]Diodes, Inc.	144	2,285

1DSP Group, Inc.	100	639

Earthlink, Inc.	390	3,104

[1]eBay, Inc.	5,700	111,777

[1]Ebix, Inc.	100	1,568

[1]Echelon Corp.	100	733

[1]Eclipsys Corp.	280	4,995

[1]Electro Scientific Industries,
Inc.	100	1,336
[1]Electronic Arts, Inc.	1,700	24,480

[1]Electronics for Imaging, Inc.	170	1,658

1EMC Corp.	10,100	184,830

[1]Emulex Corp.	400	3,672

[1]Entegris, Inc.	600	2,382

[1]Epicor Software Corp.	100	799

1EPIQ Systems, Inc.	100	1,293

[1]Equinix, Inc.	219	17,787

[1]Exar Corp.	100	693

[1]Exponent, Inc.	100	3,272

[1]Extreme Networks	209	564

1F5 Networks, Inc.	416	28,525

Fair Isaac Corp.	178	3,879

[1]Fairchild Semiconductor
International, Inc.	670	5,635
1FARO Technologies, Inc.	72	1,347

1FEI Co.	200	3,942

[1]First Solar, Inc.	264	30,051

[1]Flextronics International Ltd.	3,900	21,840

[1]Flir Systems, Inc.	780	22,690

[1]FormFactor, Inc.	260	2,808

[1]Forrester Research, Inc.	100	3,026

[1]Gartner, Inc.	410	9,532

[1]Google, Inc.	1,208	537,500

[1]Greatbatch, Inc.	100	2,231

1GT Solar International, Inc.	300	1,680

[1]Harmonic, Inc.	300	1,632

Harris Corp.	695	28,947

Hewlett-Packard Co.	11,600	502,048

[1]Hittite Microwave Corp.	100	4,474

1IAC	541	11,886

iGate Corp.	100	1,282

1IHS, Inc.	261	15,248

[1]Imation Corp.	100	919

[1]infoGROUP, Inc.	200	1,596

[1]Informatica Corp.	420	10,030

[1]Infospace, Inc.	50	376

[1]Ingram Micro, Inc.	760	11,544

[1]Innerworkings, Inc.	100	683

[1]Integral Systems, Inc.	100	635

[1]Integrated Device Technology,
Inc.	604	2,990
Intel Corp.	27,369	532,327

[1]Interactive Intelligence, Inc.	100	1,643

[1]InterDigital Communications, Inc.	200	4,938

[1]InterNAP Network Services
Corp.	100	417
International Business Machines
Corp.	6,429	793,853
[1]International Rectifier Corp.	280	5,211

[1]Internet Capital Group, Inc.	200	1,520

Intersil Corp.	670	8,114

[1]Intevac, Inc.	200	2,134

[1]Intuit, Inc.	1,483	51,564

[1]Isilon Systems, Inc.	100	1,284

[1]Itron, Inc.	237	14,651

[1]Ixia	100	859

[1]j2 Global Communications, Inc.	160	3,494

Jabil Circuit, Inc.	908	12,076

Jack Henry & Associates, Inc.	346	8,262

1JDA Software Group, Inc.	225	4,945

[1]Juniper Networks, Inc.	2,600	59,332

1K12, Inc.	100	2,218

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	55

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Information Technology (continued)

KLA-Tencor Corp.	873	$24,339

[1]Knot, Inc.	100	778

[1]Kopin Corp.	300	1,017

[1]Kulicke & Soffa Industries, Inc.	200	1,404

1L-1 Identity Solutions, Inc.	300	2,457

[1]Lam Research Corp.	659	25,082

[1]Lattice Semiconductor Corp.	300	1,302

[1]Lawson Software, Inc.	800	5,840

Lender Processing Services,
Inc.	454	14,215
[1]Lexmark International, Inc.	440	14,533

Linear Technology Corp.	1,104	30,702

[1]Littelfuse, Inc.	83	2,624

[1]LogMeIn, Inc.	100	2,623

[1]LoopNet, Inc.	100	1,233

1LSI Logic Corp.	3,120	14,352

[1]Manhattan Associates, Inc.	100	2,755

[1]ManTech International Corp.	100	4,257

MarketAxess Holdings, Inc.	100	1,379

[1]Marvell Technology Group Ltd.	2,600	40,976

[1]Mattson Technology, Inc.	200	758

Maxim Integrated Products, Inc.	1,600	26,768

[1]Maxwell Technologies, Inc.	200	2,280

1McAfee, Inc.	780	23,962

[1]MedAssets, Inc.	300	6,924

1MEMC Electronic Materials,
Inc.	1,029	10,167
[1]Mentor Graphics Corp.	600	5,310

[1]MercadoLibre, Inc.	200	10,510

Methode Electronics, Inc.	100	974

[1]Mettler Toledo International,
Inc.	157	17,526
Micrel, Inc.	208	2,117

Microchip Technology, Inc.	900	24,966

[1]Micron Technology, Inc.	4,300	36,507

1MICROS Systems, Inc.	384	12,238

[1]Microsemi Corp.	380	5,559

Microsoft Corp.	39,060	898,771

[1]MicroStrategy, Inc.	20	1,502

1MKS Instruments, Inc.	233	4,362

[1]ModusLink Global Solutions, Inc.	150	905

Molex, Inc.	291	5,308

[1]Monolithic Power Systems, Inc.	100	1,786

[1]Motorola, Inc.	11,562	75,384

MTS Systems Corp.	100	2,900

National Instruments Corp.	300	9,534

National Semiconductor Corp.	1,199	16,139

1NCR Corp.	700	8,484

[1]Ness Technologies, Inc.	200	862

[1]Net 1 UEPS Technologies, Inc.	200	2,682

[1]NetApp, Inc.	1,671	62,345

[1]Netezza Corp.	300	4,104

[1]NetGear, Inc.	100	1,784

[1]Netlogic Microsystems, Inc.	300	8,160

[1]Netscout Systems, Inc.	200	2,844

[1]NetSuite, Inc.	100	1,264

[1]Newport Corp.	100	906

NIC, Inc.	200	1,282

[1]Novatel Wireless, Inc.	100	574

[1]Novell, Inc.	1,720	9,770

[1]Novellus Systems, Inc.	494	12,528

[1]Nuance Communications, Inc.	1,090	16,295

1NVIDIA Corp.	2,700	27,567

[1]Oclaro, Inc.	200	2,218

[1]OmniVision Technologies, Inc.	280	6,003

1ON Semiconductor Corp.	1,930	12,313

[1]OpenTable, Inc.	100	4,147

[1]Oplink Communications, Inc.	100	1,433

Oracle Corp.	19,900	427,054

1OSI Systems, Inc.	100	2,777

[1]Palm, Inc.	800	4,552

[1]Parametric Technology Corp.	600	9,402

Park Electrochemical Corp.	100	2,441

56	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Paychex, Inc.	1,621	$42,097

Pegasystems, Inc.	100	3,211

[1]Perficient, Inc.	100	891

[1]Pericom Semiconductor Corp.	100	960

PerkinElmer, Inc.	537	11,100

[1]Phase Forward, Inc.	200	3,336

Plantronics, Inc.	260	7,436

[1]Plexus Corp.	170	4,546

1PMC-Sierra, Inc.	1,300	9,776

[1]Polycom, Inc.	430	12,810

Power Integrations, Inc.	100	3,219

[1]Power-One, Inc.	500	3,375

[1]Powerwave Technologies, Inc.	330	508

[1]Progress Software Corp.	170	5,105

1QLogic Corp.	500	8,310

QUALCOMM, Inc.	8,356	274,411

Quality Systems, Inc.	149	8,641

[1]Quantum Corp.	800	1,504

[1]Quest Software, Inc.	300	5,412

[1]Rackspace Hosting, Inc.	400	7,336

[1]Radiant Systems, Inc.	100	1,446

[1]Rambus, Inc.	496	8,690

[1]RealNetworks, Inc.	180	594

[1]Red Hat, Inc.	909	26,306

1RF Micro Devices, Inc.	1,000	3,910

[1]RightNow Technologies, Inc.	100	1,569

[1]Riverbed Technology, Inc.	300	8,286

[1]Rofin-Sinar Technologies, Inc.	120	2,498

[1]Rogers Corp.	56	1,555

Roper Industries, Inc.	466	26,077

[1]Rovi Corp.	521	19,751

[1]Rubicon Technology, Inc.	100	2,979

[1]Rudolph Technologies, Inc.	100	755

1S1 Corp.	200	1,202

1SAIC, Inc.	1,900	31,806

[1]salesforce.com, Inc.	550	47,201

[1]SanDisk Corp.	1,100	46,277

Sapient Corp.	500	5,070

[1]ScanSource, Inc.	100	2,493

[1]Seachange International, Inc.	200	1,646

[1]Seagate Technology	2,388	31,140

[1]Semtech Corp.	410	6,712

[1]ShoreTel, Inc.	300	1,392

[1]Shutterfly, Inc.	100	2,396

[1]Sigma Designs, Inc.	100	1,001

[1]Silicon Graphics International
Corp.	110	779
[1]Silicon Image, Inc.	200	702

[1]Silicon Laboratories, Inc.	250	10,140

[1]Skyworks Solutions, Inc.	833	13,986

1SMART Modular Technologies
WWH, Inc.	200	1,170
[1]Smith Micro Software, Inc.	100	951

[1]Sohu.com, Inc.	200	8,218

[1]Solarwinds, Inc.	100	1,604

Solera Holdings, Inc.	400	14,480

[1]SonicWALL, Inc.	300	3,525

[1]Sonus Networks, Inc.	1,600	4,336

[1]Sourcefire, Inc.	100	1,900

1SRA International, Inc.	150	2,950

[1]Standard Microsystems Corp.	100	2,328

[1]Stanley, Inc.	100	3,738

1STEC, Inc.	200	2,512

[1]Stratasys, Inc.	100	2,456

[1]SuccessFactors, Inc.	300	6,237

[1]Super Micro Computer, Inc.	200	2,700

[1]Supertex, Inc.	100	2,466

[1]Sybase, Inc.	378	24,441

Sycamore Networks, Inc.	106	1,762

1SYKES Enterprises, Inc.	200	2,846

[1]Symantec Corp.	4,000	55,520

[1]Symmetricom, Inc.	200	1,018

[1]Synaptics, Inc.	150	4,125

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	57

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Information Technology (continued)
[1]Synchronoss Technologies, Inc.	87	$1,650

1SYNNEX Corp.	100	2,562

[1]Synopsys, Inc.	742	15,486

Syntel, Inc.	100	3,395

[1]Take-Two Interactive Software,
Inc.	285	2,565
[1]Taleo Corp.	200	4,858

[1]Taser International, Inc.	200	780

[1]Tech Data Corp.	280	9,974

Technitrol, Inc.	100	316

[1]Tekelec	300	3,972

[1]TeleCommunication Systems,
Inc.	240	994
[1]Teledyne Technologies, Inc.	150	5,787

Tellabs, Inc.	1,593	10,179

[1]Teradata Corp.	826	25,176

[1]Teradyne, Inc.	1,000	9,750

[1]Terremark Worldwide, Inc.	200	1,562

[1]Tessera Technologies, Inc.	260	4,173

Texas Instruments, Inc.	6,100	142,008

[1]Thermo Electron Corp.	2,016	98,885

1THQ, Inc.	180	778

1TIBCO Software, Inc.	850	10,251

1TNS, Inc.	100	1,744

[1]TradeStation Group, Inc.	300	2,025

[1]Trident Microsystems, Inc.	180	256

[1]Trimble Navigation Ltd.	584	16,352

[1]Triquint Semiconductor, Inc.	600	3,666

1TTM Technologies, Inc.	200	1,900

Tyco Electronics Ltd.	2,299	58,349

[1]Tyler Technologies, Inc.	100	1,552

[1]Ultimate Software Group, Inc.	100	3,286

[1]Ultratech, Inc.	200	3,254

[1]Unisys Corp.	167	3,088

United Online, Inc.	300	1,728

[1]Universal Display Corp.	100	1,798

1UTStarcom, Inc.	180	331

[1]ValueClick, Inc.	312	3,335

[1]Varian Semiconductor
Equipment Associates, Inc.	362	10,375
[1]Vasco Data Security
International, Inc.	100	617
[1]Veeco Instruments, Inc.	200	6,856

[1]VeriFone Holdings, Inc.	460	8,708

[1]Verigy Ltd.	200	1,738

[1]VeriSign, Inc.	910	24,160

[1]Viasat, Inc.	200	6,512

[1]Vishay Intertechnology, Inc.	1,010	7,817

[1]VistaPrint NV	200	9,498

1VMware, Inc.	300	18,777

[1]Vocus, Inc.	100	1,528

[1]Volterra Semiconductor Corp.	200	4,612

[1]Waters Corp.	445	28,791

[1]Websense, Inc.	160	3,024

[1]Western Digital Corp.	1,103	33,266

Xerox Corp.	6,494	52,212

Xilinx, Inc.	1,388	35,061

[1]Yahoo!, Inc.	6,487	89,715

[1]Zebra Technologies Corp.	285	7,230

[1]Zoran Corp.	152	1,450

Total Information Technology		10,040,734

Materials–3.9%
1A.M. Castle & Co.	100	1,389

Air Products & Chemicals, Inc.	1,072	69,476

Airgas, Inc.	357	22,205

AK Steel Holding Corp.	590	7,033

Albemarle Corp.	400	15,884

Alcoa, Inc.	5,100	51,306

Allegheny Technologies, Inc.	500	22,095

[1]Allied Nevada Gold Corp.	300	5,904

[1]Alpha Natural Resources, Inc.	629	21,304

AMCOL International Corp.	100	2,350

American Vanguard Corp.	100	793

Ameron International Corp.	33	1,991

58	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Materials (continued)
AptarGroup, Inc.	339	$12,821

Arch Chemicals, Inc.	100	3,074

Arch Coal, Inc.	734	14,541

Ashland, Inc.	380	17,640

Balchem Corp.	150	3,750

Ball Corp.	436	23,034

Bemis Co.	530	14,310

[1]Boise, Inc.	300	1,647

[1]Brush Engineered Materials,
Inc.	100	1,998
[1]Buckeye Technologies, Inc.	200	1,990

Cabot Corp.	335	8,077

[1]Calgon Carbon Corp.	194	2,569

Carpenter Technology Corp.	200	6,566

Celanese Corp.	748	18,633

[1]Century Aluminum Co.	200	1,766

CF Industries Holdings, Inc.	389	24,682

[1]Clearwater Paper Corp.	51	2,793

Cliffs Natural Resources, Inc.	640	30,182

[1]Coeur d’Alene Mines Corp.	462	7,290

Commercial Metals Co.	620	8,196

Compass Diversified Holdings	200	2,682

Compass Minerals International,
Inc.	225	15,813
Consol Energy, Inc.	1,075	36,292

[1]Crown Holdings, Inc.	787	19,706

Cytec Industries, Inc.	238	9,518

Deltic Timber Corp.	100	4,180

Domtar Corp.	200	9,830

Dow Chemical Co.	5,700	135,204

Eagle Materials, Inc.	234	6,068

Eastman Chemical Co.	356	18,996

Ecolab, Inc.	1,165	52,320

EI Du Pont de Nemours & Co.	4,500	155,655

[1]Ferro Corp.	500	3,685

FMC Corp.	400	22,972

Freeport-McMoRan Copper &
Gold, Inc.	2,149	127,070
[1]General Moly, Inc.	300	924

[1]Georgia Gulf Corp.	200	2,668

[1]Gibraltar Industries, Inc.	100	1,010

[1]Globe Specialty Metals, Inc.	300	3,099

[1]GrafTech International Ltd.	600	8,772

[1]Graphic Packaging Holding Co.	300	945

Greif, Inc.	96	5,332

Haynes International, Inc.	50	1,542

HB Fuller Co.	238	4,520

[1]Hecla Mining Co.	1,000	5,220

[1]Horsehead Holding Corp.	200	1,512

Huntsman Corp.	891	7,725

Innophos Holdings, Inc.	100	2,608

[1]Innospec, Inc.	94	882

[1]International Coal Group, Inc.	400	1,540

International Flavors &
Fragrances, Inc.	395	16,756
International Paper Co.	2,067	46,776

[1]Intrepid Potash, Inc.	200	3,914

[1]James River Coal Co.	100	1,592

Jarden Corp.	482	12,951

Kaiser Aluminum Corp.	50	1,734

[1]KapStone Paper and Packaging
Corp.	200	2,228
[1]Louisiana-Pacific Corp.	730	4,884

1LSB Industries, Inc.	100	1,331

Lubrizol Corp.	326	26,181

Martin Marietta Materials, Inc.	287	24,340

Massey Energy Co.	500	13,675

MeadWestvaco Corp.	805	17,871

Minerals Technologies, Inc.	78	3,708

Monsanto Co.	2,682	123,962

Mosaic Co.	760	29,625

Myers Industries, Inc.	100	809

Neenah Paper, Inc.	100	1,830

NewMarket Corp.	60	5,239

Newmont Mining Corp.	2,400	148,176

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	59

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Materials (continued)
[1]Northwest Pipe Co.	100	$1,900

Nucor Corp.	1,556	59,564

Olin Corp.	400	7,236

Olympic Steel, Inc.	100	2,297

1OM Group, Inc.	106	2,529

[1]Owens-Illinois, Inc.	871	23,038

P.H. Glatfelter Co.	300	3,255

Packaging Corp. of America	500	11,010

[1]Pactiv Corp.	600	16,710

[1]Patriot Coal Corp.	400	4,700

Peabody Energy Corp.	1,363	53,334

[1]PolyOne Corp.	300	2,526

[2]Potlatch Corp.	181	6,467

PPG Industries, Inc.	790	47,724

Praxair, Inc.	1,557	118,316

[2]Rayonier, Inc.	400	17,608

Rock-Tenn Co.	200	9,934

[1]Rockwood Holdings, Inc.	200	4,538

Royal Gold, Inc.	249	11,952

RPM International, Inc.	600	10,704

1RTI International Metals, Inc.	88	2,122

Schnitzer Steel Industries, Inc.	100	3,920

Schulman (A.), Inc.	100	1,896

Scotts Miracle-Gro Co.	206	9,148

Sealed Air Corp.	782	15,421

Sigma-Aldrich Corp.	594	29,599

Silgan Holdings, Inc.	300	8,514

[1]Solutia, Inc.	500	6,550

Sonoco Products Co.	530	16,154

[1]Spartech Corp.	86	882

Steel Dynamics, Inc.	900	11,871

Stepan Co.	100	6,843

[1]Stillwater Mining Co.	300	3,486

1STR Holdings, Inc.	100	1,880

[1]Symyx Technologies	60	301

Temple-Inland, Inc.	600	12,402

Texas Industries, Inc.	163	4,815

[1]Titanium Metals Corp.	407	7,159

United States Steel Corp.	728	28,064

1USEC, Inc.	630	2,999

Valspar Corp.	466	14,036

Vulcan Materials Co.	600	26,298

[1]Wausau Paper Corp.	100	677

Westlake Chemical Corp.	100	1,857

Weyerhaeuser Co.	1,080	38,016

Worthington Industries, Inc.	400	5,144

1WR Grace & Co.	300	6,312

Zep, Inc.	100	1,744

[1]Zoltek Cos., Inc.	100	847

Total Materials		2,267,460

Telecommunication Services–3.0%
[1]AboveNet, Inc.	100	4,718

Alaska Communications
Systems Group, Inc.	100	849
[1]American Tower Corp.	2,043	90,913

[1]Aruba Networks, Inc.	400	5,696

AT&T, Inc.	29,194	706,203

Atlantic Tele-Network, Inc.	100	4,130

[1]Cbeyond, Inc.	100	1,250

CenturyTel, Inc.	1,479	49,265

[1]Cincinnati Bell, Inc.	740	2,227

[1]Clearwire Corp., Class A	500	3,640

Consolidated Communications
Holdings, Inc.	100	1,701
[1]Crown Castle International Corp.	1,481	55,182

[1]EchoStar Corp.	141	2,690

1EMS Technologies, Inc.	100	1,502

[1]Finisar Corp.	299	4,455

Frontier Communications Corp.	1,700	12,087

[1]General Communication, Inc.	100	759

[1]Global Crossing Ltd.	100	1,057

[1]Hughes Communications, Inc.	100	2,433

1ICO Global Communications
Holdings Ltd.	603	971

60	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Telecommunication Services (continued)
[1]Iridium Communications, Inc.	200	$2,008

1JDS Uniphase Corp.	1,197	11,778

[1]Leap Wireless International,
Inc.	239	3,102
[1]Level 3 Communications, Inc.	7,454	8,125

[1]Liberty Global, Inc.	700	18,193

[1]Loral Space &
Communications, Inc.	100	4,272
[1]MetroPCS Communications,
Inc.	1,200	9,828
[1]NeuStar, Inc.	346	7,135

[1]Neutral Tandem, Inc.	100	1,125

1NII Holdings, Inc.	800	26,016

NTELOS Holdings Corp.	100	1,720

1PAETEC Holding Corp.	300	1,023

[1]Premiere Global Services, Inc.	200	1,268

Qwest Communications
International, Inc.	7,831	41,113
1RCN Corp.	70	1,037

1SAVVIS, Inc.	100	1,475

1SBA Communications Corp.	590	20,066

Shenandoah Telecom Co.	100	1,774

[1]Sprint Nextel Corp.	14,500	61,480

[1]Syniverse Holdings, Inc.	300	6,135

Telephone & Data Systems, Inc.	223	6,777

Telephone & Data Systems, Inc.
(Special Shares)	200	5,308
Time Warner Cable, Inc.	1,746	90,932

[1]tw telecom, Inc.	648	10,809

1US Cellular Corp.	66	2,716

USA Mobility, Inc.	100	1,292

Verizon Communications, Inc.	14,008	392,504

[1]Vonage Holdings Corp.	200	460

Windstream Corp.	2,580	27,245

Total Telecommunication Services		1,718,444

Utilities–4.1%
1AES Corp.	3,400	31,416

AGL Resources, Inc.	391	14,006

Allegheny Energy, Inc.	806	16,668

Allete, Inc.	200	6,848

Alliant Energy Corp.	527	16,727

Ameren Corp.	1,158	27,526

American Electric Power Co.,
Inc.	2,364	76,357
American States Water Co.	100	3,314

American Water Works Co., Inc.	900	18,540

Aqua America, Inc.	594	10,502

Atmos Energy Corp.	432	11,681

Avista Corp.	200	3,906

Black Hills Corp.	150	4,271

California Water Service Group	100	3,570

[1]Calpine Corp.	1,800	22,896

CenterPoint Energy, Inc.	2,000	26,320

CH Energy Group, Inc.	70	2,747

Cleco Corp.	300	7,923

CMS Energy Corp.	1,100	16,115

Consolidated Edison, Inc.	1,374	59,219

Constellation Energy Group, Inc.	954	30,766

Dominion Resources, Inc.	3,000	116,220

DPL, Inc.	580	13,862

DTE Energy Co.	807	36,807

Duke Energy Corp.	6,472	103,552

[1]Dynegy, Inc.	367	1,413

Edison International	1,560	49,483

1El Paso Electric Co.	190	3,677

Empire District Electric Co.	150	2,816

[1]Enbridge Energy Management
LLC	105	5,355
Energen Corp.	380	16,845

[1]EnerNOC, Inc.	100	3,144

Entergy Corp.	935	66,965

EQT Corp.	700	25,298

Exelon Corp.	3,257	123,668

FirstEnergy Corp.	1,530	53,902

Great Plains Energy, Inc.	600	10,212

U.S. Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	61

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Utilities (continued)
Hawaiian Electric Industries, Inc.	420	$9,568

IDACORP, Inc.	275	9,149

Integrys Energy Group, Inc.	369	16,140

ITC Holdings Corp.	300	15,873

[1]Kinder Morgan Management
LLC	397	22,466
Laclede Group, Inc.	120	3,976

[1]Macquarie Infrastructure Co.
LLC	168	2,149
MDU Resources Group, Inc.	808	14,568

MGE Energy, Inc.	100	3,604

[1]Mirant Corp.	800	8,448

Nalco Holding Co.	710	14,527

National Fuel Gas Co.	400	18,352

New Jersey Resources Corp.	240	8,448

NextEra Energy, Inc.	1,993	97,179

Nicor, Inc.	269	10,895

NiSource, Inc.	1,454	21,083

Northeast Utilities	876	22,320

Northwest Natural Gas Co.	190	8,278

NorthWestern Corp.	170	4,454

1NRG Energy, Inc.	1,226	26,003

NSTAR	520	18,200

NV Energy, Inc.	1,186	14,007

OGE Energy Corp.	530	19,377

Oneok, Inc.	500	21,625

Ormat Technologies, Inc.	100	2,829

Otter Tail Corp.	190	3,673

Pepco Holdings, Inc.	1,167	18,299

[1]Perini Corp.	100	1,648

[1]Petrohawk Energy Corp.	1,500	25,455

PG&E Corp.	1,855	76,240

Piedmont Natural Gas Co.	400	10,120

Pinnacle West Capital Corp.	490	17,816

PNM Resources, Inc.	384	4,293

Portland General Electric Co.	300	5,499

PPL Corp.	2,300	57,385

Progress Energy, Inc.	1,387	54,398

Public Service Enterprise
Group, Inc.	2,500	78,325
Questar Corp.	829	37,711

1RRI Energy, Inc.	1,674	6,344

SCANA Corp.	587	20,991

Sempra Energy	1,138	53,247

SJW Corp.	100	2,344

South Jersey Industries, Inc.	190	8,162

Southern Co.	4,081	135,816

Southern Union Co.	536	11,717

Southwest Gas Corp.	200	5,900

[1]Southwestern Energy Co.	1,708	65,997

Spectra Energy Corp.	3,200	64,224

TECO Energy, Inc.	949	14,301

UGI Corp.	551	14,017

UIL Holdings Corp.	100	2,503

UniSource Energy Corp.	160	4,829

Vectren Corp.	414	9,795

Westar Energy, Inc.	537	11,605

WGL Holdings, Inc.	300	10,209

Wisconsin Energy Corp.	605	30,698

Xcel Energy, Inc.	2,232	46,002

Total Utilities		2,367,618

Total Common Stocks–
(Identified Cost $62,583,436)		56,315,419

Mutual Fund–1.6%
AIM Prime Fund
(At Net Asset Value)	911,524	911,524

	Par Amount

U.S. Treasury–0.1%
[4]United States Treasury Bill,
0.080%, 10/14/2010
(At Amortized Cost)	$80,000	79,981

Total Investments–98.5%
(Identified Cost $63,574,941)		57,306,924

Other Assets & Liabilities–Net–1.5%		883,113

Total Net Assets–100.0%		$58,190,037

62	AARP PORTFOLIOS 2010 ANNUAL REPORT	U.S. Stock Market Portfolio

U.S. Stock Market Portfolio (continued)

June 30, 2010

[1]	Non-income producing security.
[2]	Real Estate Investment Trust (REIT).
[3]	Investments in non-controlled affiliate. The Portfolio owns shares of State Street Corp. with a cost basis of $123,592 at June 30, 2010.
[4]	Pledged as collateral to ensure the Portfolio is able to satisfy the obligation of its outstanding long futures contracts.

At June 30, 2010, the Portfolio had the following outstanding long futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized depreciation

S&P Mini 500 Index Futures	10	$513,300	September 2010	$(29,179)

Russell 2000 E Mini Index Futures	5	$303,900	September 2010	$(18,510)

Futures contracts are valued at the last sale at the market close or at the mean between the bid and asked price if last sale is not available.

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See Notes to Financial Statements.

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	63

International Stock Market Portfolio

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks–66.6%
Aerospace & Defense–0.5%
BAE Systems PLC	7,842	$36,747

Cobham PLC	2,413	7,693

Elbit Systems Ltd.	60	3,063

[1]European Aeronautic Defence
and Space Co. NV	899	18,640
Finmeccanica SpA	840	8,817

[1]Gamesa Corp. Tecnologica SA	390	3,402

[1]Rolls-Royce Group PLC	4,058	34,118

Safran SA	401	11,318

Singapore Technologies
Engineering Ltd.	4,000	9,425
Smiths Group PLC	803	12,867

Thales SA	189	6,165

Total		152,255

Air Freight & Couriers–0.2%
Deutsche Post AG	1,837	27,116

TNT NV	853	21,785

Toll Holdings Ltd.	1,402	6,515

Yamato Holdings Co. Ltd.	900	12,030

Total		67,446

Airlines–0.1%
[1]Air France-KLM	271	3,272

[1]All Nippon Airways Co. Ltd.	2,000	6,395

[1]British Airways PLC	1,285	3,765

Cathay Pacific Airways Ltd.	3,000	6,002

[1]Deutsche Lufthansa AG	461	6,454

[1]Iberia Lineas Aereas de
Espana SA	811	2,326
[1]Qantas Airways Ltd.	2,474	4,615

Singapore Airlines Ltd.	940	9,829

Total		42,658

Auto Components–0.5%
Aisin Seiki Co. Ltd.	400	10,910

Bridgestone Corp.	1,500	23,965

Compagnie Generale des
Etablissements Michelin	344	24,408
[1]Continental AG	108	5,679

Denso Corp.	1,100	30,773

NGK Spark Plug Co. Ltd.	1,000	12,576

NOK Corp.	200	3,220

Nokian Renkaat, OYJ	230	5,696

Stanley Electric Co. Ltd.	300	5,027

Sumitomo Rubber Industries,
Inc.	300	2,671
Toyoda Gosei Co. Ltd.	100	2,509

Toyota Boshoku Corp.	100	1,479

Toyota Industries Corp.	400	10,264

Total		139,177

Automobiles–2.0%
Bayerische Motoren Werke AG	755	37,178

[1]DaimlerChrysler AG	2,042	105,207

Fiat SpA	1,687	17,655

[1]Fuji Heavy Industries Ltd.	1,000	5,423

Honda Motor Co. Ltd.	3,700	108,569

Isuzu Motors Ltd.	3,000	9,152

Mazda Motor Corp.	3,000	7,118

[1]Mitsubishi Motors Corp.	8,000	10,214

[1]Nissan Motor Co. Ltd.	5,500	38,902

[1]Peugeot SA	334	8,647

[1]Renault SA	445	16,837

Suzuki Motor Corp.	800	15,882

Toyota Motor Corp.	6,200	215,762

Volkswagen AG	95	8,169

[1]Yamaha Motor Co. Ltd.	600	8,033

Total		612,748

Banks–9.7%
77 Bank Ltd.	1,000	5,412

[1]Alpha Bank AE	974	4,836

Anglo Irish Bank Corp. PLC	1,621	–

Aozora Bank Ltd.	1,000	1,311

Australia & New Zealand
Banking Group Ltd.	5,733	105,053
Banca Carige SpA	1,495	2,958

64	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Banks (continued)
Banca Intesa SpA (Certificates.–
participating cumulative)	1,839	$3,725
[1]Banca Monte dei Paschi
di Siena SpA	5,120	5,884
Banca Popolare di Milano
SCRL	825	3,450
Banche Popolari Unite SCPA	1,265	11,039

Banco Bilbao Vizcaya
Argentaria SA	8,066	85,375
Banco Comercial Portugues SA	6,861	5,228

Banco de Sabadell SA	1,988	9,089

Banco Espirito Santo SA	1,052	4,202

Banco Popolare SCRL	1,389	7,768

Banco Popular Espanol SA	1,914	9,897

Banco Santander Central
Hispano SA	18,597	199,767
[1]Bank Hapoalim BM	2,147	7,790

[1]Bank Leumi Le-Israel	2,554	9,161

Bank of Cyprus Public Co. Ltd.	1,253	5,082

Bank of East Asia Ltd.	3,454	12,575

Bank of Kyoto Ltd.	1,000	8,293

Bank of Yokohama Ltd.	3,000	13,864

Bankinter SA	654	4,046

Barclays PLC	25,925	104,838

Bendigo Bank Ltd.	817	5,667

BNP Paribas	2,212	121,714

BOC Hong Kong Holdings Ltd.	8,000	18,370

Chiba Bank Ltd.	2,000	12,180

[1]Commerzbank AG	1,655	11,747

Commonwealth Bank of
Australia	3,469	143,076
Credit Agricole SA	2,224	23,603

Credit Suisse Group	2,548	96,760

[1]Danske Bank A/S	1,010	19,681

DBS Group Holdings Ltd.	3,500	34,289

Deutsche Bank AG	1,407	80,757

[1]Deutsche Postbank AG	176	5,169

[1]Dexia SA	1,198	4,254

DnB NOR ASA	2,155	20,985

1EFG Eurobank Ergasias SA	658	2,976

Erste Bank der Oesterreichischen
Sparkassen AG	408	13,216
Fukuoka Financial Group, Inc.	2,000	8,406

Gunma Bank Ltd.	1,000	5,344

Hachijuni Bank Ltd.	1,000	5,661

Hang Seng Bank Ltd.	1,800	24,202

Hiroshima Bank Ltd.	1,000	4,022

HSBC Holdings PLC	39,326	361,618

Intesa Sanpaolo SpA	17,516	47,039

Investec PLC	865	5,865

[1]Israel Discount Bank Ltd.	1,458	2,477

Iyo Bank Ltd.	1,000	9,355

Joyo Bank Ltd.	2,000	7,977

Julius Baer Group Ltd.	439	12,613

[1]Julius Baer Holding AG	439	4,787

1KBC Groep NV	373	14,594

[1]Lloyds TSB Group PLC	91,010	73,050

[1]Mediobanca SpA	1,068	8,086

Mitsubishi UFJ Financial
Group, Inc.	28,800	131,789
[1]Mizrahi Tefahot Bank Ltd.	330	2,417

Mizuho Financial Group, Inc.	31,400	52,153

National Australia Bank Ltd.	4,798	94,714

[1]National Bank of Greece SA	1,403	15,364

[1]Natixis	1,823	8,109

Nishi-Nippon City Bank Ltd.	2,000	5,785

Nordea Bank AB	7,568	63,350

OKO Bank PLC	312	3,215

Oversea-Chinese Banking
Corp. Ltd.	5,369	34,105
[1]Piraeus Bank SA	649	2,784

[1]Raiffeisen International Bank
Holding AG	119	4,606
Resona Holdings, Inc.	1,400	17,258

[1]Royal Bank of Scotland Group
PLC	36,751	22,758
Sapporo Hokuyo Holdings, Inc.	600	2,664

Seven Bank Ltd.	1	1,824

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	65

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Banks (continued)
[1]Shinsei Bank Ltd.	2,000	$1,717

Shizuoka Bank Ltd.	1,000	8,791

Skandinaviska Enskilda
Banken AB	3,310	17,845
Societe Generale	1,437	60,579

Standard Chartered PLC	4,583	112,412

Sumitomo Mitsui Financial
Group, Inc.	3,000	86,029
Suncorp-Metway Ltd.	2,747	18,728

Suruga Bank Ltd.	1,000	9,163

Svenska Handelsbanken	1,150	28,508

[1]Swedbank AB	1,600	14,972

UniCredito Italiano SpA	34,952	78,999

United Overseas Bank Ltd.	3,070	43,136

Westpac Banking Corp.	6,732	121,189

Wing Hang Bank Ltd.	510	5,037

Total		2,910,183

Beverages–1.4%
[1]Anheuser-Busch InBev NV	640	2

Asahi Breweries Ltd.	900	15,325

Carlsberg A/S	260	20,030

Coca-Cola Amatil Ltd.	1,210	12,271

Coca-Cola West Holdings Co.
Ltd.	100	1,660
Diageo PLC	5,673	89,882

Foster’s Group Ltd.	4,293	20,567

Fraser and Neave Ltd.	2,000	7,376

Heineken Holding NV	234	8,642

Heineken NV	562	24,086

InBev NV	1,636	79,906

Ito En Ltd.	100	1,537

Kirin Brewery Co. Ltd.	2,000	25,354

Pernod-Ricard SA	452	35,543

SABMiller PLC	2,153	60,790

Sapporo Holdings Ltd.	1,000	4,339

Total		407,310

Biotechnology–0.0%
Grifols SA	272	2,821

Building Products–0.4%
Asahi Glass Co. Ltd.	2,000	19,050

Assa Abloy AB	680	13,787

Cie de Saint-Gobain	841	31,934

Geberit AG	82	12,823

JS Group Corp.	600	11,565

Nippon Sheet Glass Co. Ltd.	2,000	4,972

Sika AG	4	7,127

TOTO Ltd.	1,000	6,723

Total		107,981

Chemicals–2.0%
Akzo Nobel NV	509	26,903

Asahi Kasei Corp.	3,000	15,830

BASF AG	2,078	115,209

Bayer AG	1,882	106,401

Daicel Chemical Industries, Ltd.	1,000	6,825

Denki Kagaku Kogyo K. K.	1,000	4,712

GEA Group AG	322	6,496

Givaudan SA	17	14,538

Israel Chemicals Ltd.	960	10,085

[1]Israel Corp. Ltd.	5	3,120

JSR Corp.	400	6,806

K+S AG	311	14,479

Kaneka Corp.	1,000	5,864

Kansai Paint Co. Ltd.	1,000	8,644

Koninklijke DSM NV	333	13,445

Kuraray Co. Ltd.	1,000	11,886

Lonza Group AG	98	6,571

Makhteshim-Agan Industries
Ltd.	656	2,199
Mitsubishi Chemical Holdings
Corp.	2,500	11,553
Mitsubishi Gas Chemical Co.,
Inc.	1,000	4,915
Mitsui Chemicals, Inc.	2,000	5,672

Novozymes A/S	110	11,861

Orica Ltd.	833	17,800

66	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Chemicals (continued)
Shin-Etsu Chemical Co. Ltd.	900	$42,455

Showa Denko K.K.	3,000	5,491

Solvay SA	122	10,522

Sumitomo Chemical Co. Ltd.	4,000	15,683

Syngenta AG	215	50,001

Taiyo Nippon Sanso Corp.	1,000	8,033

Teijin Ltd.	2,000	6,011

Tokuyama Corp.	1,000	4,452

Toray Industries, Inc.	3,000	14,508

Tosoh Corp.	1,000	2,621

Ube Industries Ltd.	2,000	4,791

Wacker Chemie AG	33	4,849

Yara International ASA	350	9,984

Total		611,215

Commercial Services & Supplies–0.6%
Adecco SA	257	12,342

Aggreko PLC	564	11,929

Benesse Corp.	200	9,118

Bureau Veritas SA	109	5,963

Capita Group PLC	1,440	15,949

Dai Nippon Printing Co. Ltd.	1,000	11,672

Group 4 Securicor PLC	3,286	13,129

Hakuhodo DY Holdings, Inc.	50	2,531

Invensys PLC	1,783	6,439

Legrand SA	310	9,315

Mitsubishi UFJ Lease & Finance
Co. Ltd.	120	4,088
Nissha Printing Co. Ltd.	100	2,713

PagesJaunes Groupe SA	249	2,594

[1]Randstad Holdings NV	258	10,285

Secom Co. Ltd.	500	22,343

Securitas AB	680	6,236

Serco Group PLC	988	8,683

SGS SA	12	16,281

Societe BIC SA	54	3,861

Toppan Printing Co. Ltd.	1,000	8,011

Total		183,482

Communications Equipment–0.5%
[1]Alcatel SA	4,792	12,498

Nokia OYJ	8,470	69,851

Telefonaktiebolaget LM
Ericsson	6,190	69,659

Total		152,008

Computers & Peripherals–0.3%
[1]Elpida Memory, Inc.	400	6,287

Fujitsu Ltd.	4,000	25,354

[1]Logitech International SA	381	5,219

Mitsumi Electric Co. Ltd.	200	3,455

NEC Corp.	6,000	15,796

[1]Toshiba Corp.	9,000	45,252

Total		101,363

Construction & Engineering–0.5%
Acciona SA	60	4,630

Actividades de Construction y
Servicios SA (ACS)	296	10,983
Alstom SA	444	20,453

Amec PLC	730	9,013

Balfour Beatty PLC	1,548	5,537

Eiffage SA	79	3,474

Fomento de Construcciones y
Contratas SA	100	2,167
HOCHTIEF AG	109	6,590

Husqvarna AB, Series B	896	5,454

Italcementi SpA	55	243

Kajima Corp.	2,000	4,587

Kinden Corp.	1,000	8,553

Kurita Water Industries Ltd.	300	8,291

Leighton Holdings Ltd.	310	7,610

Obayashi Corp.	2,000	8,022

SembCorp Industries Ltd.	2,000	5,844

Shimizu Corp.	1,000	3,458

Skanska AB	1,080	15,824

Taisei Corp.	2,000	4,045

Total		134,778

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	67

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Construction Materials–0.5%
Boral Ltd.	1,288	$5,264

Cimpor Cimentos de Portugal
SGPS SA	466	2,647
CRH PLC	1,049	22,098

CRH PLC	515	10,817

CSR Ltd.	2,606	3,713

Fletcher Building Ltd.	1,362	7,377

HeidelbergCement AG	303	14,587

Holcim Ltd.	537	36,305

Imerys SA	67	3,469

[1]James Hardie Industries NV	800	4,253

Lafarge SA	433	23,988

[1]Taiheiyo Cement Corp.	2,000	2,554

Total		137,072

Containers & Packaging–0.1%
Amcor Ltd.	2,700	14,607

Rexam PLC	1,942	8,795

Toyo Seikan Kaisha Ltd.	300	4,437

Total		27,839

Distributors–0.4%
ABC-Mart, Inc.	100	3,938

Li & Fung Ltd.	6,200	28,067

Metcash Ltd.	1,626	5,777

Olam International Ltd.	3,129	5,804

Reckitt Benckiser Group PLC	1,411	66,054

Total		109,640

Diversified Financials–2.0%
3i Group PLC	2,046	8,138

Acom Co. Ltd.	100	1,305

Aeon Credit Service Co. Ltd.	100	898

Australian Stock Exchange Ltd.	370	9,149

Banco de Valencia SA	440	1,979

Bgp Holdings PLC Post Spin
Shares	20,484	–
[1]Cattles PLC	24	–

Credit Saison Co. Ltd.	300	3,183

Criteria Caixacorp SA	1,788	7,386

Daiwa Securities Group, Inc.	4,000	17,084

Deutsche Boerse AG	422	25,974

Eurazeo	59	3,432

Exor SpA	175	2,992

Experian Group Ltd.	2,358	20,654

Fortis NV	4,669	10,622

Groupe Bruxelles Lambert SA	168	11,798

GS Yuasa Corp.	1,000	6,632

Hokuhoku Financial Group, Inc.	3,000	5,559

Hong Kong Exchanges and
Clearing Ltd.	2,000	31,540
ICAP PLC	1,327	8,037

1ING Groep NV	8,687	65,940

Investor AB	1,000	16,380

Jafco Co. Ltd.	100	2,245

Keppel Corp. Ltd.	3,000	18,283

Kinnevik Investment AB	500	8,119

London Stock Exchange Group
PLC	301	2,535
Macquarie Group Ltd.	766	24,111

Man Group PLC	3,534	11,795

Matsui Securities Co. Ltd.	200	1,236

Mediolanum SpA	422	1,674

Mitsui Trust Holdings, Inc.	2,000	7,141

[1]Mizuho Trust & Banking Co. Ltd.	3,000	2,610

Nomura Holdings, Inc.	8,000	44,201

ORIX Corp.	230	16,892

Pargesa Holding SA	57	3,758

Ratos AB	200	5,074

Resolution Ltd.	5,228	4,946

Schroders PLC	264	4,786

Senshu Ikeda Holdings, Inc.	1,100	1,616

Shinko Securities Co. Ltd.	1,000	2,260

Singapore Exchange Ltd.	2,000	10,585

Sony Financial Holdings, Inc.	2	6,730

Sumitomo Trust & Banking Co.
Ltd.	3,000	15,491
Swire Pacific Ltd.	2,000	22,859

68	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Diversified Financials (continued)
1UBS AG	8,236	$110,522

Yamaguchi Financial Group,
Inc.	1,000	9,638

Total		597,789

Diversified Telecommunication Services–2.5%
Belgacom SA	318	10,109

Bezeq Israeli Telecommunication
Corp. Ltd.	3,746	8,245
BT Group PLC	17,697	34,414

Cable & Wireless Worldwide
PLC	5,702	7,381
Deutsche Telekom AG	6,446	76,871

[1]Elisa OYJ	280	4,894

France Telecom SA	4,201	73,757

[1]Hellenic Telecommunications
Organization SA	560	4,267
Iliad SA	32	2,509

Inmarsat PLC	916	9,782

Millicom International Cellular
SA	169	13,874
Mobistar SA	60	3,218

Nippon Telegraph & Telephone
Corp.	1,200	49,353
PCCW Ltd.	8,000	2,342

Portugal Telecom SGPS SA	1,269	12,758

Prysmian SpA	435	6,330

Royal KPN NV	3,597	46,309

Singapore Telecommunications
Ltd.	17,300	37,664
Singapore Telecommunications
Ltd. 10	1,000	2,163
Swisscom AG	50	17,025

Tele2 AB	637	9,629

Telecom Corp. of New Zealand
Ltd.	4,484	5,847
Telecom Italia SpA	21,988	24,592

Telecom Italia SpA
(RNC- Participating Cumulative)	12,482	11,529
Telefonica SA	9,282	174,030

Telekom Austria AG	735	8,252

Telenor ASA	1,900	24,214

TeliaSonera AB	5,170	33,575

Telstra Corp. Ltd.	9,519	26,233

Total		741,166

Electric Utilities–2.2%
Cheung Kong Infrastructure
Holdings Ltd.	1,000	3,724
Chubu Electric Power Co., Inc.	1,500	37,320

Chugoku Electric Power Co.,
Inc.	700	14,466
CLP Holdings Ltd.	4,500	32,622

[1]Contact Energy Ltd.	520	2,041

E.ON AG	4,074	111,059

1EDP Renovaveis SA	435	2,583

Electric Power Development
Co.	300	9,538
Electricite de France	593	22,907

Enel SpA	14,928	64,032

Energias de Portugal SA	3,801	11,399

Hokkaido Electric Power Co.,
Inc.	400	8,632
Hokuriku Electric Power Co.	400	8,795

HongKong Electric Holdings	3,000	17,896

Iberdrola Renovables	1,809	5,718

Iberdrola SA	8,942	50,906

International Power PLC	3,528	15,836

Kansai Electric Power Co., Inc.	1,700	41,508

Kyushu Electric Power Co., Inc.	800	17,988

[1]Public Power Corp.	210	3,040

Red Electrica de Espana	224	8,105

Scottish & Southern Energy PLC	2,108	35,258

Shikoku Electric Power Co., Inc.	400	11,462

Terna SpA	2,913	10,571

Tohoku Electric Power Co., Inc.	1,000	21,524

Tokyo Electric Power Co., Inc.	2,700	73,552

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	69

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
Verbund–Oesterreichische
Elektrizitatswirtschafts-AG	156	$4,823

Total		647,305

Electrical Equipment–1.6%
1ABB Ltd.	5,000	88,024

Fanuc Ltd.	400	45,828

Fuji Electric Holdings Co. Ltd.	1,000	2,926

Furukawa Electric Co. Ltd.	2,000	8,858

Matsushita Electric Works Ltd.	1,000	9,954

Mitsubishi Electric Corp.	4,000	31,637

Nitto Denko Corp.	400	13,283

Schneider Electric SA	550	56,539

Siemens AG	1,859	169,121

Sumitomo Electric Industries
Ltd.	1,600	18,928
Ushio, Inc.	200	3,123

[1]Vestas Wind Systems A/S	470	19,798

Total		468,019

Electronic Equipment & Instruments–0.8%
Citizen Watch Co. Ltd.	700	4,342

Hirose Electric Co. Ltd.	100	9,231

Hitachi Chemical Co. Ltd.	200	3,760

[1]Hitachi Ltd.	10,000	36,608

Hoya Corp.	1,000	21,535

Ibiden Co. Ltd.	300	8,203

Keyence Corp.	100	23,355

Kyocera Corp.	400	32,812

Mabuchi Motor Co. Ltd.	100	4,610

Nidec Corp.	200	16,948

Nippon Electric Glass Co. Ltd.	1,000	11,615

Omron Corp.	500	11,039

Rohm Co. Ltd.	200	12,135

Shimadzu Corp.	1,000	7,615

TDK Corp.	300	16,660

Yaskawa Electric Corp.	1,000	7,514

Yokogawa Electric Corp.	500	3,147

Total		231,129

Energy Equipment & Services–0.2%
Aker Solutions ASA	356	4,131

[1]Cie Generale de Geophysique-
Veritas	284	5,148
Fugro NV	142	6,677

[1]Renewable Energy Corp. AS	1,483	3,570

Saipem SpA	563	17,458

SBM Offshore NV	329	4,773

SeaDrill Ltd.	576	10,569

Technip SA	230	13,456

WorleyParsons Ltd.	451	8,494

Total		74,276

Food & Drug Retailing–1.3%
Carrefour SA	1,368	55,047

Casino Guichard Perrachon SA	115	8,817

Colruyt SA	34	8,061

Delhaize Group	233	17,105

FamilyMart Co. Ltd.	200	6,635

J Sainsbury PLC	2,639	12,682

Kesko OYJ	160	5,237

Koninklijke Ahold NV	2,719	33,969

Lawson, Inc.	200	8,779

MEIJI Holdings Co. Ltd.	200	8,225

Seven & I Holdings Co. Ltd.	1,700	39,319

Tesco PLC	18,070	102,648

WM Morrison Supermarkets
PLC	5,006	19,911
Woolworths Ltd.	2,747	62,938

Total		389,373

Food Products–2.3%
Ajinomoto Co., Inc.	2,000	18,236

Aryzta AG	172	6,640

Associated British Foods PLC	758	11,041

Coca Cola Hellenic Bottling Co.
SA	410	8,884
[1]Genting International PLC	14,000	11,731

Golden Agri-Resources Ltd.	13,384	5,080

70	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Food Products (continued)
Goodman Fielder Ltd.	2,984	$3,403

Groupe DANONE	1,321	71,762

Incitec Pivot Ltd.	3,504	8,111

Kerry Group PLC	260	7,254

Kerry Group PLC	25	701

Kikkoman Corp.	1,000	10,553

Lindt & Spruengli AG	2	4,360

Nestle SA	7,827	379,165

Nisshin Seifun Group, Inc.	500	5,695

Nissin Food Products Co. Ltd.	200	7,378

Parmalat SpA	3,496	8,224

Suedzucker AG	163	2,973

Unilever NV	3,714	102,888

Wilmar International Ltd.	3,000	12,418

Yakult Honsha Co. Ltd.	200	5,480

Total		691,977

Gas Utilities–0.5%
AGL Energy Ltd.	970	12,091

Centrica PLC	11,341	50,295

Enagas	373	5,680

Gas Natural SDG SA	458	6,698

Hong Kong & China Gas Co.	9,196	22,911

Osaka Gas Co. Ltd.	4,000	14,462

Snam Rete Gas SpA	3,353	13,507

Toho Gas Co. Ltd.	1,000	5,356

Tokyo Gas Co. Ltd.	6,000	27,456

Total		158,456

Health Care Equipment & Supplies–0.8%
Air Liquide SA	676	69,342

Alfresa Holdings Corp.	100	4,847

BioMerieux	34	3,529

Cie Generale d’Optique Essilor
International SA	442	26,608
Cochlear Ltd.	113	7,121

Coloplast A/S	49	4,903

Getinge AB	433	8,472

Luxottica Group SpA	283	6,936

Nobel Biocare Holding AG	274	4,755

Olympus Corp.	500	11,977

Phonak Holding AG	100	12,352

[1]Qiagen NV	519	10,206

Smith & Nephew PLC	2,046	19,435

Straumann Holding AG	15	3,262

Synthes, Inc.	123	14,211

Sysmex Corp.	100	5,717

Terumo Corp.	400	19,343

[1]William Demant Holding A/S	100	7,384

Total		240,400

Health Care Providers & Services–0.2%
Celesio AG	173	3,818

Fresenius Medical Care AG &
Co. KGaA	447	24,352
Fresenius SE	58	3,880

Mediceo Paltac Holdings Co.
Ltd.	300	3,586
Sonic Healthcare Ltd.	826	7,305

Suzuken Co. Ltd.	200	6,725

Total		49,666

Hotels Restaurants & Leisure–0.5%
[1]Accor SA	315	14,809

Aristocrat Leisure Ltd.	764	2,371

[1]Autogrill SpA	172	2,084

Carnival PLC	372	12,138

City Developments Ltd.	1,000	7,949

Compass Group PLC	4,066	31,117

Crown Ltd.	943	6,213

Intercontinental Hotels Group
PLC	520	8,262
Ladbrokes PLC	32	61

McDonald’s Holdings Co. Japan
Ltd.	100	2,242
OPAP SA	460	5,772

Oriental Land Co. Ltd.	100	8,372

[1]Sands China Ltd.	4,257	6,396

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	71

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Hotels Restaurants & Leisure (continued)
Shangri-La Asia Ltd.	4,000	$7,520

Sky City Entertainment Group
Ltd.	1,337	2,629
Sodexho Alliance SA	196	11,021

TABCORP Holdings Ltd.	1,231	6,608

Thomas Cook Group PLC	1,801	4,808

1TUI AG	289	2,575

TUI Travel PLC	1,127	3,526

UOL Group Ltd.	1,000	2,721

Whitbread PLC	366	7,708

[1]Wynn Macau Ltd.	3,371	5,567

Total		162,469

Household Durables–0.9%
Casio Computer Co. Ltd.	400	2,431

Daito Trust Construction Co.
Ltd.	200	11,367
Daiwa House Industry Co. Ltd.	1,000	9,096

Electrolux AB	532	12,344

Koninklijke Philips Electronics
NV	2,174	66,051
Makita Corp.	300	8,118

Matsushita Electric Industrial
Co. Ltd.	4,500	57,048
RINNAI CORP	100	5,158

[1]Sanyo Electric Co. Ltd.	4,000	5,197

Sekisui Chemical Co. Ltd.	1,000	6,305

Sekisui House Ltd.	1,000	8,632

Sharp Corp.	2,000	21,377

Sony Corp.	2,300	61,928

Total		275,052

Household Products–0.2%
Henkel KGaA	276	11,392

Kao Corp.	1,200	28,378

Uni-Charm Corp.	100	11,333

Total		51,103

Industrial Conglomerates–0.6%
Aeon Mall Co. Ltd.	200	4,013

Brambles Ltd.	3,172	14,686

Burberry Group PLC	870	9,902

Delek Group Ltd.	11	2,298

Hopewell Holdings Ltd.	1,000	2,838

Hutchison Whampoa Ltd.	5,000	30,950

Jeronimo Martins SGPS SA	479	4,439

Noble Group Ltd.	6,800	8,327

NWS Holdings Ltd.	2,303	4,146

Orkla ASA	1,718	11,110

Pirelli & C SpA	5,630	3,152

Tomkins PLC	1,695	5,746

Wesfarmers Ltd.	322	7,861

Wesfarmers Ltd.-PPS	2,283	55,463

Total		164,931

Insurance–2.6%
Admiral Group PLC	472	9,940

[1]Aegon NV	3,355	18,267

Allianz AG	1,027	103,314

AMP Ltd.	4,480	19,792

Assicurazioni Generali SpA	2,580	45,757

Aviva PLC	6,056	28,432

AXA Asia Pacific Holdings Ltd.	2,252	10,445

AXA SA	3,897	61,044

Baloise Holding AG	109	7,642

CNP Assurances	77	5,294

Dai-ichi Life Insurance Co. Ltd.	18	24,934

Delta Lloyd NV	191	3,267

Hannover Rueckversicherung
AG	128	5,553
Insurance Australia Group Ltd.	4,653	13,454

Legal & General Group PLC	12,307	14,468

Mapfre SA	45	124

Mapfre SA	1,423	3,928

Millea Holdings, Inc.	1,600	42,520

Mitsui Sumitomo Insurance
Group Holdings, Inc.	1,200	26,019
Muenchener Rueckversicherungs
AG	448	56,906

72	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Insurance (continued)
1NKSJ Holdings, Inc.	2,000	$11,954

Old Mutual PLC	12,631	19,540

Prudential PLC	5,658	43,004

QBE Insurance Group Ltd.	2,336	36,051

Sampo OYJ	966	20,623

SCOR SE	377	7,270

Standard Life PLC	5,007	13,059

[1]Swiss Life Holding	58	5,598

Swiss Reinsurance	804	33,360

T&D Holdings, Inc.	600	13,009

TrygVesta A/S	53	2,817

Wiener Staedtische
Versicherung AG	82	3,455
Zurich Financial Services AG	334	74,236

Total		785,076

Internet & Catalog Retail–0.1%
Dena Co. Ltd.	300	7,945

Rakuten, Inc.	15	10,864

Total		18,809

Internet Software & Services–0.2%
SBI Holdings, Inc.	34	4,307

Softbank Corp.	1,800	48,221

United Internet AG	267	2,964

Yahoo! Japan Corp.	31	12,487

Total		67,979

IT Consulting & Services–0.2%
[1]Atos Origin SA	86	3,506

Cap Gemini SA	304	13,561

Computershare Ltd.	963	8,664

Indra Sistemas SA	200	3,240

Itochu Techno-Solutions Corp.	100	3,672

Nomura Research Institute Ltd.	200	4,277

NTT Data Corp.	3	11,186

Obic Co. Ltd.	10	1,942

Total		50,048

Leisure Equipment & Products–0.2%
Fuji Photo Film Co. Ltd.	1,100	32,165

Konica Minolta Holdings, Inc.	1,000	9,751

Namco Bandai Holdings, Inc.	400	3,539

Sankyo Co. Ltd.	100	4,548

Shimano, Inc.	200	8,655

Tattersall’s Ltd.	2,523	4,792

Yamaha Corp.	300	3,105

Total		66,555

Machinery–1.4%
Alfa Laval AB	800	10,545

Amada Co. Ltd.	1,000	6,666

Atlas Copco AB, Series A	1,499	22,234

Atlas Copco AB, Series B	816	10,935

Daikin Industries Ltd.	500	15,462

HINO MOTORS, LTD.	1,000	5,005

Hitachi Construction Machinery
Co. Ltd.	200	3,742
Ishikawajima-Harima Heavy
Industries Co. Ltd.	3,000	4,847
Japan Steel Works Ltd.	1,000	8,892

JTEKT Corp.	400	3,765

Kawasaki Heavy Industries Ltd.	3,000	7,356

Komatsu Ltd.	2,100	38,391

Kubota Corp.	3,000	23,321

Linde AG	384	40,829

MAN AG	225	18,791

Metso OYJ	290	9,452

Minebea Co. Ltd.	1,000	5,616

Mitsubishi Heavy Industries Ltd.	7,000	24,439

Mitsui Engineering &
Shipbuilding Co. Ltd.	2,000	4,090
NGK Insulators Ltd.	1,000	15,762

NSK Ltd.	1,000	7,062

NTN Corp.	1,000	4,158

Sandvik AB	2,307	28,595

Scania AB	700	10,834

Schindler Holding AG	48	4,027

SembCorp Marine Ltd.	2,400	6,635

SMC Corp.	100	13,525

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	73

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Machinery (continued)
Sumitomo Heavy Industries Ltd.	1,000	$5,955

THK Co. Ltd.	300	6,308

[1]Volvo AB, Series A	2,500	28,166

[1]Volvo AB, Series B	14	150

Wartsila OYJ	200	9,211

Yangzijiang Shipbuilding
Holdings Ltd.	3,000	2,900
Zardoya Otis SA	269	3,495

Total		411,161

Marine–0.3%
A.P. Moller-Maersk A	1	7,707

A.P. Moller-Maersk Group A/S	3	23,987

Cosco Corp. Singapore Ltd.	2,000	2,134

Kamigumi Co. Ltd.	1,000	7,728

[1]Kawasaki Kisen Kaisha Ltd.	2,000	8,271

Koninklijke Vopak NV	132	4,898

Mitsui OSK Lines Ltd.	3,000	20,134

[1]Neptune Orient Lines Ltd.	2,000	2,865

Nippon Yusen Kabushiki Kaisha	4,000	14,779

[1]Orient Overseas International
Ltd.	1,000	7,153

Total		99,656

Media–1.0%
British Sky Broadcasting PLC	2,617	27,401

Dentsu, Inc.	400	10,747

Eutelsat Communications	220	7,452

Fuji Television Network, Inc.	1	1,447

Gestevision Telecinco SA	184	1,658

1ITV PLC	8,003	6,023

1JC Decaux SA	134	3,167

John Fairfax Holdings Ltd.	4,676	5,214

Jupiter Telecommunications Co.
Ltd.	6	5,769
Lagardere SCA	244	7,710

M6-Metropole Television	111	2,279

Mediaset SpA	1,585	9,136

Modern Times Group	109	6,048

Pearson PLC	1,761	23,374

Publicis Groupe	273	11,032

Reed Elsevier NV	1,605	17,992

Reed Elsevier PLC	2,640	19,691

Sanoma-WSOY OYJ	190	3,309

SES-FDR	695	14,620

Singapore Press Holdings Ltd.	4,000	10,857

Television Broadcasts Ltd.	1,000	4,668

Television Francaise 1 (TFI)	255	3,377

Toho Co. Ltd.	200	3,338

Vivendi SA	2,789	57,639

Wolters Kluwer NV	618	11,982

WPP PLC	2,722	25,856

Total		301,786

Metals & Mining–4.1%
Acerinox SA	291	4,589

Alumina Ltd.	5,814	7,518

[1]Anglo American PLC	2,979	104,661

Antofagasta PLC	839	9,863

ArcelorMittal	1,949	53,550

BHP Billiton Ltd.	7,579	241,962

BHP Billiton PLC	4,990	130,860

[1]BlueScope Steel Ltd.	3,648	6,496

Boliden AB	500	5,627

Daido Steel Co. Ltd.	1,000	4,327

Dowa Mining Co. Ltd.	1,050	5,125

Energy Resources of Australia
Ltd.	147	1,658
Eramet	11	2,770

Eurasian Natural Resources
Corp.	510	6,563
[1]Fortescue Metals Group Ltd.	2,681	9,366

Fresnillo PLC	396	5,798

Husqvarna AB. Series B NPV	840	15,298

JFE Holdings, Inc.	1,100	34,552

Johnson Matthey PLC	458	10,228

Kazakhmys PLC	435	6,463

Kobe Steel Ltd.	6,000	11,593

74	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Metals & Mining (continued)
Kone OYJ	358	$14,414

[1]Lonmin PLC	333	7,023

MacArthur Coal Ltd.	327	3,361

Maruichi Steel Tube Ltd.	100	1,925

[1]Mitsubishi Materials Corp.	3,000	8,101

Mitsui Mining & Smelting Co.
Ltd.	1,000	2,678
Newcrest Mining Ltd.	1,105	32,888

Nippon Steel Corp.	12,000	40,133

Nisshin Steel Co. Ltd.	2,000	3,231

OneSteel Ltd.	2,662	6,727

Outokumpu OYJ	400	6,111

[1]Oxiana Ltd.	6,416	5,223

Randgold Resources Ltd.	194	18,631

Rautaruukki OYJ	180	2,659

Rio Tinto Ltd.	990	55,959

Rio Tinto PLC	3,275	145,312

Salzgitter AG	80	4,817

Sims Group Ltd.	315	4,570

SSAB Svenskt Stal AB,
Class A	512	6,987
SSAB Svenskt Stal AB,
Class B	250	3,049
Sumitomo Metal Industries Ltd.	8,000	18,349

Sumitomo Metal Mining Co.
Ltd.	1,000	12,655
Tenaris SA	1,086	19,100

The Umicore Group	271	7,945

ThyssenKrupp AG	736	18,408

Tokyo Steel Manufacturing Co.
Ltd.	200	2,341
Vallourec Group	127	22,282

Vedanta Resources PLC	306	9,719

Voestalpine AG	254	7,058

Xstrata PLC	4,666	61,848

Yamato Kogyo Co. Ltd.	100	2,525

Total		1,234,896

Multi-line Retail–0.4%

Aeon Co. Ltd.	1,300	13,881

Compagnie Nationale a
Portefeuille	84	3,613
Harvey Norman Holdings Ltd.	1,080	3,031

Home Retail Group	1,905	6,108

Isetan Mitsukoshi Holdings Ltd.	840	8,276

J Front Retailing Co. Ltd.	1,000	4,881

Lifestyle International Holdings
Ltd.	1,500	2,928
Marks & Spencer Group PLC	3,645	18,077

Marui Co. Ltd.	500	3,407

Metro AG	300	15,456

Next PLC	404	12,132

PPR SA	170	21,427

Takashimaya Co. Ltd.	1,000	8,067

UNY Co. Ltd.	300	2,305

Total		123,589

Multi-Utilities–0.3%
AEM SpA	2,665	3,685

1K-Green Trust	600	451

RWE AG	950	62,723

SP AusNet	3,266	2,119

United Utilities Group PLC	1,414	11,106

Veolia Environnement	894	21,267

Total		101,351

Office Electronics–0.5%
Brother Industries Ltd.	500	5,259

Canon Marketing Japan, Inc.	100	1,418

Canon, Inc.	2,600	97,825

Neopost SA	64	4,681

Ricoh Co. Ltd.	2,000	25,784

Total		134,967

Oil & Gas–5.1%
Aeroports de Paris	65	4,226

[1]Arrow Energy Ltd.	1,243	5,112

BG Group PLC	7,637	114,835

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	75

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Oil & Gas (continued)
BP PLC	42,409	$202,147

[1]Cairn Energy PLC	3,003	18,623

Caltex Australia Ltd.	300	2,401

Cosmo Oil Co. Ltd.	1,000	2,418

ENI SpA	5,891	109,981

[1]Enquest PLC	1,018	1,534

Fortum OYJ	977	21,710

Galp Energia SGPS SA	549	8,299

Gaz de France SA	2,817	81,362

Idemitsu Kosan Co. Ltd.	100	7,593

Inpex Holdings, Inc.	2	11,231

Japan Petroleum Exploration
Co.	100	4,130
1JX Holdings, Inc.	5,200	25,675

[1]Mongolia Energy Co. Ltd.	7,000	2,481

National Grid PLC	9,991	73,324

Neste Oil OYJ	277	4,068

Norsk Hydro ASA	1,402	6,432

OMV AG	341	10,369

Origin Energy Ltd.	1,953	24,741

[1]Paladin Energy Ltd.	1,236	3,763

Petrofac Ltd.	609	10,796

Repsol YPF SA	1,602	32,812

Royal Dutch Shell PLC	8,009	203,627

Royal Dutch Shell PLC,
B shares	6,094	148,563
Santos Ltd.	1,809	19,328

Showa Shell Sekiyu K.K.	400	2,780

Statoil ASA	2,518	49,077

TonenGeneral Sekiyu K.K.	1,000	8,700

Total SA	4,774	216,891

Tullow Oil PLC	1,936	29,024

Woodside Petroleum Ltd.	1,238	43,922

Total		1,511,975

Paper & Forest Products–0.2%
Holmen AB	130	3,117

Nippon Paper Group, Inc.	200	5,566

OJI Paper Co. Ltd.	2,000	9,875

Stora Enso OYJ	1,180	8,666

Svenska Cellulosa AB	1,280	15,238

UPM-Kymmene OYJ	1,080	14,495

Total		56,957

Personal Products–0.5%
Beiersdorf AG	235	13,045

L’Oreal SA	529	52,644

Shiseido Co. Ltd.	800	17,807

Unilever PLC	2,934	78,982

Total		162,478

Pharmaceuticals–4.9%
[1]Actelion Ltd.	205	7,705

Astellas Pharma, Inc.	1,000	33,783

AstraZeneca PLC	3,284	155,553

Chugai Pharmaceutical Co. Ltd.	500	8,949

CSL Ltd.	1,270	35,085

Daiichi Sankyo Co. Ltd.	1,500	26,948

Dainippon Sumitomo Pharma
Co. Ltd.	300	2,312
Eisai Co. Ltd.	600	20,033

[1]Elan Corp. PLC	995	4,574

GlaxoSmithKline PLC	11,729	200,383

Hisamitsu Pharmaceutical Co.,
Inc.	200	7,977
Ipsen SA	63	1,936

Kyowa Hakko Kogyo Co. Ltd.	591	5,649

Merck KgaA	134	9,880

Mitsubishi Tanabe Pharma Corp.	1,000	15,299

Novartis AG	4,766	232,650

Novo-Nordisk A/S	970	79,079

Ono Pharmaceutical Co. Ltd.	200	8,135

Orion OYJ	168	3,171

Roche Holding AG	1,587	219,592

Sanofi-Aventis	2,385	145,186

Santen Pharmaceutical Co. Ltd.	200	7,220

76	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Shionogi & Co. Ltd.	700	$14,577

Shire Ltd.	1,219	25,035

Takeda Pharmaceutical Co.
Ltd.	1,700	73,374
Teva Pharmaceutical Industries
Ltd.	2,101	111,608
Tsumura & Co.	100	3,071

UCB SA	207	6,573

Total		1,465,337

Real Estate–1.9%
[2]Ascendas Real Estate
Investment Trust	3,000	3,910
[1]Beni Stabili SpA	270	206

[2]British Land Co. PLC	1,985	12,924

[2]CapitaLand Ltd.	6,000	15,469

CapitaMall Trust	5,000	6,589

CapitaMalls Asia Ltd.	3,000	4,533

2CFS Retail Property Trust	3,403	5,454

Cheung Kong Holdings Ltd.	3,000	34,982

[2]Corio NV	137	6,726

2DB RREEF Trust	11,415	7,453

[2]Fonciere des Regions	45	3,760

[2]Gecina SA	33	3,017

2GPT Group	4,172	9,941

[2]Hammerson PLC	1,688	8,672

Hang Lung Group Ltd.	2,000	10,736

[2]Hang Lung Properties Ltd.	5,000	19,456

[2]Henderson Land Development
Co. Ltd.	2,029	11,986
[2]Hysan Development Co. Ltd.	1,195	3,415

2ICADE EMGP	52	4,431

[1]Immofinanz AG	2,276	5,961

[2]Japan Prime Realty Investment
Corp.	1	2,121
[2]Japan Real Estate Investment
Corp.	1	8,192

[2]Japan Retail Fund Investment
Corp.	4	4,899
Keppel Land Ltd.	2,000	5,586

[2]Kerry Properties Ltd.	1,558	6,803

[2]Klepierre SA	195	5,456

[2]Land Securities Group PLC	1,694	14,141

Lend Lease Corp. Ltd.	1,150	7,148

[2]Liberty International PLC	1,105	5,146

[2]Link Real Estate Investment
Trust (The Link REIT)	4,613	11,493
[2]Macquarie Goodman Group	13,342	7,184

[2]Mirvac Group	7,166	7,990

[2]Mitsubishi Estate Co. Ltd.	3,000	42,269

[2]Mitsui Fudosan Co. Ltd.	2,000	28,270

[2]New World Development Ltd.	5,595	9,183

[2]Nippon Building Fund, Inc.	1	7,954

Nomura Real Estate Holdings,
Inc.	200	2,535
[2]Nomura Real Estate Office
Fund, Inc.	1	5,005
2NTT Urban Development Corp.	2	1,607

[2]Segro PLC	1,678	6,365

[2]Sino Land Co.	4,455	8,078

[2]Stockland Trust Group	5,266	16,611

[2]Sumitomo Realty & Development
Co. Ltd.	1,000	17,253
Sun Hung Kai Properties Ltd.	3,021	41,706

[2]Tokyo Tatemono Co. Ltd.	1,000	3,130

[2]Tokyu Land Corp.	1,000	3,548

[2]Unibail Holding	199	32,957

Westfield Group	4,981	51,444

Wharf Holdings Ltd.	3,250	16,069

Wheelock & Co. Ltd.	2,000	5,715

Total		565,479

Road & Rail–0.7%
Central Japan Railway Co.	3	24,880

ComfortDelgro Corp. Ltd.	4,000	4,182

DSV A/S	500	7,289

East Japan Railway Co.	800	53,602

Firstgroup PLC	987	5,394

Groupe Eurotunnel SA	1,072	7,343

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	77

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Road & Rail (continued)
Hankyu Hanshin Holdings, Inc.	3,000	$13,287

Keihin Electric Express Railway
Co. Ltd.	1,000	8,870
Keio Corp.	1,000	6,497

Keisei Electric Railway Co. Ltd.	1,000	5,638

Kintetsu Corp.	4,000	12,248

MTR Corp.	3,258	11,192

Nippon Express Co. Ltd.	2,000	9,107

Odakyu Electric Railway Co.
Ltd.	1,000	8,621
Tobu Railway Co. Ltd.	2,000	10,824

Tokyu Corp.	3,000	12,270

West Japan Railway Co.	4	14,688

Total		215,932

Semiconductor Equipment & Products–0.5%
Advantest Corp.	400	8,515

ARM Holdings PLC	2,841	11,784

ASM Pacific Technology	500	3,923

ASML Holding NV	946	26,585

[1]Infineon Technologies AG	2,290	13,560

Murata Manufacturing Co. Ltd.	500	24,151

Nikon Corp.	700	12,267

Seiko Epson Corp.	300	3,908

Shinko Electric Industries	100	1,322

STMicroelectronics NV	1,411	11,418

[1]Sumco Corp.	200	3,365

Tokyo Electron Ltd.	400	21,942

Total		142,740

Software–0.7%
[1]Autonomy Corp. PLC	490	13,454

Dassault Systemes SA	137	8,415

Konami Corp.	200	3,125

1NICE Systems Ltd.	153	3,835

Nintendo Co. Ltd.	200	59,545

Oracle Corp. Japan	100	4,938

Sage Group PLC	2,714	9,395

SAP AG	1,944	87,638

Square Enix Co. Ltd.	100	1,855

Trend Micro, Inc.	200	5,453

Total		197,653

Specialty Retail–0.8%
Billabong International Ltd.	391	2,898

[1]Carphone Warehouse Group
PLC	393	1,110
Compagnie Financiere
Richemont SA	1,189	41,875
Esprit Holdings Ltd.	2,628	14,360

Fast Retailing Co. Ltd.	100	15,276

Hennes & Mauritz AB	2,260	62,846

Inditex SA	479	27,720

Kingfisher PLC	5,289	16,696

Nitori Co. Ltd.	100	8,644

Sega Sammy Holdings, Inc.	400	5,794

Shimamura Co. Ltd.	100	9,084

USS Co. Ltd.	50	3,599

Yamada Denki Co. Ltd.	180	11,857

Yue Yuen Industrial Holdings
Ltd.	1,500	4,681

Total		226,440

Textiles & Apparel–0.5%
Adidas AG	460	22,544

Asics Corp.	1,000	9,265

Christian Dior SA	132	12,826

Hermes International	115	15,399

LVMH Moet Hennessy Louis
Vuitton SA	557	61,482
Puma AG Rudolf Dassler Sport	12	3,221

Swatch Group AG	71	20,195

Swatch Group AG-Registered
Shares	98	5,048

Total		149,980

Tobacco–0.8%
British American Tobacco PLC	4,515	144,183

Imperial Tobacco Group PLC	2,311	64,905

Japan Tobacco, Inc.	10	31,377

78	AARP PORTFOLIOS 2010 ANNUAL REPORT	International Stock Market Portfolio

International Stock Market Portfolio (continued)

June 30, 2010

Portfolio of investments

	Shares	Value

Common Stocks (continued)
Tobacco (continued)
Swedish Match AB	500	$11,047

Total		251,512

Trading Companies & Distributors–0.7%
Bunzl PLC	721	7,258

Hitachi High-Technologies
Corp.	100	1,854
Itochu Corp.	3,300	26,287

Marubeni Corp.	4,000	20,835

Mitsubishi Corp.	3,100	65,289

Mitsui & Co. Ltd.	3,900	46,445

Sojitz Corp.	2,500	3,955

Sumitomo Corp.	2,500	25,337

Toyota Tsusho Corp.	400	5,794

[1]Wolseley PLC	623	12,469

Total		215,523

Transportation Infrastructure–0.4%
Abertis Infraestructuras SA	724	10,535

[1]Asciano Group	6,898	9,476

Auckland International Airport
Ltd.	1,692	2,183
Autostrade SpA	559	10,024

Brisa-Auto Estradas de Portugal
SA	329	2,012
Cintra Concesiones de
Infraestructuras de Transporte SA	980	6,444
Fraport AG Frankfurt Airport
Services Worldwide	78	3,351
Koninklijke Boskalis
Westminster NV	133	5,248
Kuehne & Nagel International
AG	111	11,517
Macquarie Airports	1,693	3,862

[1]Macquarie Atlas Roads Group	983	792

Macquarie Infrastructure
Group	4,918	4,337
Transurban Group	2,684	9,650

Vinci SA	990	41,783

Total		121,214

Water Utilities–0.1%
Severn Trent PLC	496	9,126

Suez Environnement SA	564	9,417

Total		18,543

Wireless Telecommunication Services–1.2%
Bouygues SA	529	20,757

Cellcom Israel Ltd.	127	3,186

[1]Foxconn International
Holdings Ltd.	4,000	2,620
KDDI Corp.	7	33,574

NTT DoCoMo, Inc.	35	53,189

Partner Communications Co.
Ltd.	184	2,847
StarHub Ltd.	1,000	1,618

Vodafone Group PLC	118,832	247,156

Total		364,947

Total Common Stocks–
(Identified Cost $24,317,772)		19,905,670

Preferred Stocks–0.3%
Automobiles–0.2%
Porsche AG	182	7,895

Volkswagen AG	365	32,470

Bayerische Motoren Werke AG	111	3,941

Total		44,306

Electrical Equipment–0.0%
Schindler Holding AG	100	8,482

Health Care Providers & Services–0.0%
Fresenius SE	167	11,135

Household Products–0.1%
Henkel KGaA	410	20,207

Multi-Utilities–0.0%
RWE AG	84	5,107

Total Preferred Stocks–
(Identified Cost $96,522)		89,237

International Stock Market Portfolio	AARP PORTFOLIOS 2010 ANNUAL REPORT	79

Portfolio of investments

	Shares	Value

Rights/Warrants–0.0%
Rights/Warrants–0.0%
[1]Dexia Rights Exp. 6/9/10	10	$2

[1]Fonciere Des Regions
Warrants Exp. 12/31/10	45	26
[1]Henderson Land
Development Co. Ltd.
Warrants Exp. 6/1/11	400	68
[1]Iberdrola SA Rights Exp.
6/28/10	8,942	1,958
[1]Mediobanca SpA Warrants
Exp. 3/18/11	1,018	41
[1]Norsk Hydro ASA Rights
Exp. 7/9/10	426	221
[1]Zardoya Otis SA Rights
Exp. 6/30/10	260	166

Total Rights/Warrants–
(Identified Cost $2,037)		2,482

Exchange-Traded Funds–30.6%
iShares MSCI Canada Index
Fund	94,905	2,355,542
iShares MSCI Emerging
Markets Index Fund	157,400	5,874,168
Vanguard Emerging Markets
ETF	24,100	915,559

Total Exchange-Traded Funds–
(Identified Cost $7,039,774)		9,145,269

Mutual Fund–1.0%
AIM Prime Fund
(At Net Asset Value)	311,954	311,954

Total Investments–98.5%
(Identified Cost $31,768,059)		29,454,612

Other Assets & Liabilities–Net–1.5%		458,992

Total Net Assets–100.0%		$29,913,604

[1]	Non-income producing security.
[2]	Real Estate Investment Trust (REIT).

At June 30, 2010, the Portfolio had the following outstanding long futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation

DJEuro Stoxx 50 Index	5	$157,810	September 2010	$(6,647)

FTSE 100 Index	1	$72,949	September 2010	$(3,885)

Topix Index	1	$94,740	September 2010	$(2,563)

MSCI EAFE Index	9	$591,840	September 2010	$(24,085)

Futures contracts are valued at the last sale at the market close or at the mean between the bid and asked price if the last sale is not available.

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See Notes to Financial Statements.

80	AARP PORTFOLIOS 2010 ANNUAL REPORT	Financial Statements

Financial Statements

Statements of assets and liabilities

June 30, 2010
	U.S. Bond Market Portfolio	U.S. Stock Market Portfolio	International Stock Market Portfolio

Assets:
Investments in securities, at value (identified cost of $86,036,684, $63,574,941 and $31,768,059, respectively)	$90,258,756	$57,306,924	$29,454,612
Cash	–	24	–
Cash denominated in foreign currency (identified cost $421,658)	–	–	421,761
Margin deposits at broker (identified cost $154,089)	–	–	150,959
Interest and dividend receivable	664,741	73,519	70,101
Receivable for open foreign exchange contracts	–	–	1,632
Receivable from adviser	8,179	7,015	13,404
Receivable for investments sold	237,092	–	529
Receivable for fund shares sold	386,766	1,107,930	14,335

Total assets	$91,555,534	$58,495,412	$30,127,333

Liabilities:
Payable for investments purchased	3,044,021	229,343	–
Payable for fund shares redeemed	1,519,020	–	107,662
Payable for futures daily variation margin	–	7,050	37,137
Payable for open foreign exchange contracts	–	–	1,550
Payable for Trustees’ fees	5,000	5,000	5,000
Accrued portfolio accounting fees (Note 6)	9,770	6,907	7,066
Accrued administration fees (Note 6)	2,493	1,721	887
Accrued transfer and dividend disbursing agent fees and expenses (Note 6)	667	667	667
Accrued audit fees	18,342	18,342	19,215
Accrued insurance fees	15,922	9,253	4,883
Accrued printing and postage expenses	4,656	4,656	4,656
Accrued legal fees	11,875	11,875	11,875
Accrued miscellaneous expense	10,561	10,561	13,131

Total liabilities	$4,642,327	$305,375	$213,729

Net assets	$86,913,207	$58,190,037	$29,913,604

Net assets consist of:
Paid-in capital	$82,504,897	$68,985,075	$35,468,157
Net unrealized appreciation (depreciation) of investments, futures contracts and translation of assets and liabilities in foreign currency	4,222,072	(6,315,706)	(2,353,893)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	186,238	(4,498,145)	(3,197,616)
Undistributed net investment income	—	18,813	(3,044)

Net assets	$86,913,207	$58,190,037	$29,913,604

Shares of beneficial interest outstanding	8,202,083	7,028,833	3,650,983

Net asset value per share	$10.60	$8.28	$8.19

See Notes to Financial Statements.

Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	81

Statements of operations

Year ended June 30, 2010
	U.S. Bond Market Portfolio	U.S. Stock Market Portfolio	International Stock Market Portfolio

Investment income:
Dividends (net of taxes withheld of $0, $30 and $52,189, respectively)	$–	$1,084,047	$729,200
Interest	3,199,433	7,846	228

Total investment income	$3,199,433	$1,091,893	$729,428

Expenses:
Investment adviser fee (Note 6)	39,272	28,446	15,153
Administration fees (Note 6)	27,490	19,912	10,607
Transfer and dividend disbursing agent fees and expenses (Note 6)	4,000	4,000	4,000
Trustees’ fees	20,000	20,000	20,000
Audit fees	22,693	22,693	23,693
Legal fees	47,319	47,319	47,319
Portfolio accounting fees (Note 6)	118,205	86,297	117,526
Printing and postage expenses	8,579	8,579	8,579
Insurance expense	15,923	9,253	4,883
Miscellaneous	10,672	10,888	13,897

Total expenses	$314,153	$257,387	$265,657

Waivers and reimbursements (Note 6):
Waiver of investment adviser fee	(39,272)	(28,446)	(15,153)
Reimbursement of expenses by investment adviser	(78,520)	(86,711)	(159,578)

Total waivers and reimbursements	(117,792)	(115,157)	(174,731)

Net expenses	196,361	142,230	90,926

Net investment income	3,003,072	949,663	638,502

Realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions:
Net realized gain (loss) on affiliated investments, futures contracts and foreign currency transactions	324,807	(1,465,032)	(426,888)
Net realized gain on futures contracts	–	147,513	37,574
Net change in unrealized appreciation (depreciation) of investments, translation of assets and liabilities in foreign currency and futures contracts	3,471,706	7,510,330	1,822,915

Net realized and unrealized gain (loss) on investments, futures contracts and translation of assets and liabilities in foreign currency	3,796,513	6,192,811	1,433,601

Change in net assets resulting from operations	$6,799,585	$7,142,474	$2,072,103

See Notes to Financial Statements.

82	AARP PORTFOLIOS 2010 ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Statements of changes in net assets

	U.S. Bond Market Portfolio
	Year ended 6/30/10	Year ended 6/30/09

Increase (decrease) in net assets
Operations:
Net investment income	$3,003,072	$2,785,452
Net realized gain (loss) on investments, foreign currency transactions and futures contracts	324,807	104,785
Net change in unrealized appreciation (depreciation) of investments, translation of assets and liabilities in foreign currency and futures contracts	3,471,706	678,208

Change in net assets resulting from operations	6,799,585	3,568,445

Distributions to shareholders:
From net investment income	(3,035,358)	(2,797,073)
From net realized gains on investments	(196,480)	(57,686)

Change in net assets resulting from distributions to shareholders	(3,231,838)	(2,854,759)

Share transactions:
Proceeds from sales of shares	25,525,638	21,521,478
Net asset value of shares issued on reinvestment of dividends	3,231,838	2,854,760
Cost of shares redeemed	(11,621,206)	(22,989,283)

Change in net assets resulting from share transactions	17,136,270	1,386,955

Change in net assets	20,704,017	2,100,641

Net assets:
Beginning of year	$66,209,190	$64,108,549

End of year	$86,913,207	$66,209,190

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$—	$33,572

See Notes to Financial Statements.

Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	83

U.S. Stock Market Portfolio		International Stock Market Portfolio
Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/10	Year ended 6/30/09

$949,663	$959,118	$638,502	$656,475

(1,317,519)	(2,964,812)	(389,314)	(2,746,124)

7,510,330	(11,289,643)	1,822,915	(5,333,094)

7,142,474	(13,295,337)	2,072,103	(7,422,743)

(910,406)	(928,191)	(593,826)	(686,045)
–	(154,427)	–	(15,298)

(910,406)	(1,082,618)	(593,826)	(701,343)

13,970,892	14,611,660	6,976,375	8,816,114
910,406	1,082,618	593,826	701,342
(8,533,802)	(7,446,130)	(4,083,140)	(3,666,812)

6,347,496	8,248,148	3,487,061	5,850,644

12,579,564	(6,129,807)	4,965,338	(2,273,442)

$45,610,473	$51,740,280	$24,948,266	$27,221,708

$58,190,037	$45,610,473	$29,913,604	$24,948,266

$18,813	$5,855	$(3,044)	$1,574

84	AARP PORTFOLIOS 2010 ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Financial Highlights

(For a share outstanding throughout the period)

	U.S. Bond Market Portfolio
	Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$10.12	$9.98	$9.77	$9.70	$10.00
Income from investment operations:
Net investment income	0.40	0.44	0.48	0.49	0.19
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.51	0.15	0.22	0.07	(0.30)

Total from investment operations	0.91	0.59	0.70	0.56	(0.11)

Less distributions:
From net investment income	(0.40)	(0.44)	(0.49)	(0.49)	(0.19)
From net realized gains on investments	(0.03)	(0.01)	–	–	–

Total distributions	(0.43)	(0.45)	(0.49)	(0.49)	(0.19)

Net asset value, end of period	$10.60	$10.12	$9.98	$9.77	$9.70

Total return[2,3]	9.12%	6.12%	7.20%	5.78%	(1.05)%

Ratios to average net assets:
Net expenses	0.25%	0.25%	0.25%	0.25%	0.25%[4]
Net investment income	3.82%	4.46%	4.82%	4.99%	4.71%[4]
Expense waiver/reimbursement[5]	(0.15)%	(0.18)%	(0.18)%	(0.40)%	(0.92)%[4]

Supplemental data:
Net assets, end of period (000 omitted)	$86,913	$66,209	$64,109	$47,760	$27,968
Portfolio turnover	66%	88%	62%	91%	112%

[1] For the period from December 30, 2005 (inception date) to June 30, 2006.

[2] Total returns for periods of less than one year are not annualized.

[3] Total returns reflect waivers and/or expense reimbursements. Without these waivers and/or reimbursements, total return would have been lower.

[4] Computed on an annualized basis.

[5] This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	85

U.S. Stock Market Portfolio					International Stock Market Portfolio
Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]	Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
$7.27	$10.15	$11.91	$10.08	$10.00	$7.66	$11.08	$13.00	$10.53	$10.00

0.14	0.16	0.18	0.18	0.07	0.18	0.22	0.40	0.31	0.20

1.01	(2.85)	(1.63)	1.84	0.08	0.52	(3.40)	(1.75)	2.54	0.50

1.15	(2.69)	(1.45)	2.02	0.15	0.70	(3.18)	(1.35)	2.85	0.70

(0.14)	(0.16)	(0.18)	(0.17)	(0.07)	(0.17)	(0.23)	(0.39)	(0.34)	(0.17)
–	(0.03)	(0.13)	(0.02)	–	–	(0.01)	(0.18)	(0.04)	–

(0.14)	(0.19)	(0.31)	(0.19)	(0.07)	(0.17)	(0.24)	(0.57)	(0.38)	(0.17)

$8.28	$7.27	$10.15	$11.91	$10.08	$8.19	$7.66	$11.08	$13.00	$10.53

15.65%	(26.49)%	(12.35)%	20.23%	1.52%	8.99%	(28.75)%	(10.62)%	27.41%	7.10%

0.25%	0.25%	0.25%	0.25%	0.25%[4]	0.30%	0.30%	0.30%	0.30%	0.30%[4]
1.67%	2.24%	1.70%	1.67%	1.69%[4]	2.11%	3.00%	2.86%	2.72%	4.03%[4]
(0.20)%	(0.35)%	(0.25)%	(0.53)%	(1.34)%[4]	(0.58)%	(1.01)%	(0.75)%	(0.90)%	(1.59)%[4]

$58,190	$45,610	$51,740	$45,587	$25,669	$29,914	$24,948	$27,222	$27,279	$18,673
13%	14%	10%	5%	1%	7%	25%	12%	4%	3%

86	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements

1. Organization

The U.S. Bond Market Portfolio, U.S. Stock Market Portfolio and International Stock Market Portfolio (the “Portfolios”) are each a series of AARP Portfolios (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Portfolios inception date was December 30, 2005.

The investment objective of the U.S. Bond Market Portfolio is to seek to produce the returns provided by the Barclays Capital Aggregate Bond Index® as closely as possible, before deduction of expenses of the Portfolio. The investment objective of the U.S. Stock Market Portfolio is to seek to produce the returns provided by the Morgan Stanley Capital International (“MSCI”) U.S. Investable Market 2500 Index® as closely as possible, before deduction of expenses of the Portfolio. The investment objective of the International Stock Market Portfolio is to seek to produce the returns provided by the MSCI All Country World Index, excluding the U.S. Index® as closely as possible, before deduction of expenses of the Portfolio.

The Portfolios are used as investment vehicles for the AARP Funds and are not available to the public. Accordingly, the only shareholders in the Portfolios are AARP Funds and AARP, which provided a $45 million (value of $47.3 million at June 30, 2010) initial investment for the Portfolios. The initial investment was provided to facilitate the efficient operation of the Portfolios; without this funding, it is anticipated that the Portfolios’ operation could be adversely impacted.

The AARP Funds and Portfolios will be liquidated no later than October 1, 2010. On liquidation date, the AARP Funds and AARP Portfolios will redeem all of it’s outstanding shares. Liquidation proceeds to the shareholders of the AARP Funds will be paid entirely in cash. AARP Financial, Inc. has agreed to pay all liquidation related expenses other than brokerage expenses. Please see footnote 2, subsequent events for further information on the AARP Funds and AARP Portfolios liquidation.

2. Significant accounting policies

The financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

INVESTMENT VALUATION

Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. An independent pricing service generally provides these prices. Stock holdings are valued at the latest quoted sales price or official closing

Notes to Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	87

price taken from the primary market in which the stock trades. If a security does not trade during the day, it is valued at the average of the latest quotes for buying and selling the security, the bid and ask prices. Bond holdings are generally valued as reported by an independent pricing service at what is called an “evaluated average price,” which considers such factors as comparable bond prices, yields, maturities and ratings. Short-term investments with a maturity at issuance, or a remaining maturity at the time of purchase, of 60 days or less are generally valued at amortized cost, which approximates market value. Other open-end regulated investment companies are valued at their net asset value. Foreign securities quoted in foreign currencies are translated into U.S. dollars based upon exchange rates prevailing at the close of trading and as provided by an independent source.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolios’ pricing time but after the close of the securities’ primary markets (e.g. foreign securities), are valued by methods deemed by the Board of Trustees of AARP Portfolios to represent fair value. An investment’s valuation may differ depending on the method used and factors considered in determining value pursuant to the Portfolios fair value procedures. The Investment Manager monitors intervening events that may affect the value of securities held in each Portfolio and, in accordance with procedures adopted by the Portfolio’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events that have occurred. The International Stock Market Portfolio may use a fair valuation model to value international equity securities in determining net asset value in order to adjust for events which may occur between the close of foreign exchanges and the close of trading on the New York Stock Exchange.

Fair value is defined as the price that the Portfolios would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. There is a three-tier hierarchy for measuring fair value and enhancing disclosure. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar events, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

88	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Portfolios’ investments carried at value:

U.S. Bond Market Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset-Backed Securities	$–	$284,919	$–	$284,919
Corporate Bonds
Consumer Discretionary	–	1,632,051	–	1,632,051
Consumer Staples	–	590,454	–	590,454
Energy	–	1,783,913	–	1,783,913
Financials	–	6,511,117	–	6,511,117
Health Care	–	962,288	–	962,288
Industrials	–	1,413,058	–	1,413,058
Information Technology	–	453,280	–	453,280
Materials	–	401,334	–	401,334
Telecommunication Services	–	891,456	–	891,456
Utilities	–	1,121,907	–	1,121,907
Total Corporate Bonds	–	15,760,858	–	15,760,858
International Debt	–	4,387,013	–	4,387,013
Mortgage-Backed Securities	–	29,946,400	–	29,946,400
U.S. Treasury
U.S. Treasury Bonds	3,231,865	–	–	3,231,865
U.S. Treasury Notes	24,759,302	–	–	24,759,302
Total U.S. Treasury	27,991,167	–	–	27,991,167
U.S. Government Agencies	5,556,557	174,958	–	5,731,515
Commercial Mortgage-Backed Securities	–	2,769,639	–	2,769,639
Municipal Bonds	–	462,443	–	462,443
Mutual Fund	2,924,802	–	–	2,924,802
Total Investments	$36,472,526	$53,786,230	$–	$90,258,756

U.S. Stock Market Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Consumer Discretionary	$6,621,112	$–	$–	$6,621,112
Consumer Staples	4,899,944	–	–	4,899,944
Energy	5,355,547	–	–	5,355,547
Financials	9,514,360	–	–	9,514,360
Health Care	6,760,771	–	–	6,760,771
Industrials	6,769,429	–	–	6,769,429

Notes to Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	89

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Information Technology	$10,040,734	$–	$–	$10,040,734
Materials	2,267,460	–	–	2,267,460
Telecommunication Services	1,718,444	–	–	1,718,444
Utilities	2,367,618	–	–	2,367,618
Total Common Stocks	56,315,419	–	–	56,315,419
Mutual Funds	911,524	–	–	911,524
U.S. Treasury	79,981	–	–	79,981
Total Investments	57,306,924	–	–	57,306,924
Futures	(47,689)	–	–	(47,689)
Total Financial Instruments	$(47,689)	$–	$–	$(47,689)

International Stock Market Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Aerospace & Defense	$152,255	$–	$–	$152,255
Air Freight & Couriers	67,446	–	–	67,446
Airlines	42,658	–	–	42,658
Auto Components	139,177	–	–	139,177
Automobiles	612,748	–	–	612,748
Banks	2,910,183	–	–	2,910,183
Beverages	407,310	–	–	407,310
Biotechnology	2,821	–	–	2,821
Building Products	107,981	–	–	107,981
Chemicals	611,215	–	–	611,215
Commercial Services & Supplies	183,482	–	–	183,482
Communications Equipment	152,008	–	–	152,008
Computers & Peripherals	101,363	–	–	101,363
Construction & Engineering	134,778	–	–	134,778
Construction Materials	137,072	–	–	137,072
Containers & Packaging	27,839	–	–	27,839
Distributors	109,640	–	–	109,640
Diversified Financials	597,789	–	–	597,789
Diversified Telecommunication Services	741,166	–	–	741,166
Electric Utilities	647,305	–	–	647,305
Electrical Equipment	468,019	–	–	468,019
Electronic Equipment & Instruments	231,129	–	–	231,129
Energy Equipment & Services	74,276	–	–	74,276
Food & Drug Retailing	389,373	–	–	389,373
Food Products	691,977	–	–	691,977
Gas Utilities	158,456	–	–	158,456
Health Care Equipment & Supplies	240,400	–	–	240,400
Health Care Providers & Services	49,666	–	–	49,666

90	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Hotels Restaurants & Leisure	$162,469	$–	$–	$162,469
Household Durables	275,052	–	–	275,052
Household Products	51,103	–	–	51,103
Industrial Conglomerates	164,931	–	–	164,931
Insurance	784,952	124	–	785,076
Internet & Catalog Retail	18,809	–	–	18,809
Internet Software & Services	67,979	–	–	67,979
IT Consulting & Services	50,048	–	–	50,048
Leisure Equipment & Products	66,555	–	–	66,555
Machinery	411,161	–	–	411,161
Marine	99,656	–	–	99,656
Media	301,786	–	–	301,786
Metals & Mining	1,234,896	–	–	1,234,896
Multi-Line Retail	123,589	–	–	123,589
Multi-Utilities	101,351	–	–	101,351
Office Electronics	134,967	–	–	134,967
Oil & Gas	1,511,975	–	–	1,511,975
Paper & Forest Products	56,957	–	–	56,957
Personal Products	162,478	–	–	162,478
Pharmaceuticals	1,465,337	–	–	1,465,337
Real Estate	565,479	–	–	565,479
Road & Rail	215,932	–	–	215,932
Semiconductor Equipment & Products	142,740	–	–	142,740
Software	197,653	–	–	197,653
Specialty Retail	226,440	–	–	226,440
Textiles & Apparel	149,980	–	–	149,980
Tobacco	251,512	–	–	251,512
Trading Companies & Distributors	215,523	–	–	215,523
Transportation Infrastructure	121,214	–	–	121,214
Water Utilities	18,543	–	–	18,543
Wireless Telecommunication Services	364,947	–	–	364,947
Total Common Stocks	19,905,546	124	–	19,905,670
Preferred Stocks
Automobiles	44,306	–	–	44,306
Electrical Equipment	8,482	–	–	8,482
Health Care Providers & Services	11,135	–	–	11,135
Household Products	20,207	–	–	20,207
Multi-Utilities	5,107	–	–	5,107
Total Preferred Stocks	89,237	–	–	89,237
Rights	387	1,960		2,347
Warrants	135	–	–	135
Mutual Funds
Cash Equivalent	311,954	–	–	311,954
Exchange-Traded Funds	9,145,269	–	–	9,145,269
Total Mutual Funds	9,457,223	–	–	9,457,223
Total Investments	29,452,528	2,084	–	29,454,612

Notes to Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	91

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Futures	$(37,180)	$	$–	$(37,180)
Foreign Exchange Contracts	82			82
Total Financial Instruments	$(37,098)	$	$–	$(37,098)

REPURCHASE AGREEMENTS

The Portfolios engage in repurchase transactions. Under the terms of a typical repurchase agreement, the custodian, on behalf of a Portfolio, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of a counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. However, in the event of a counterparty default, retention of the collateral may be subject to legal proceedings. As of June 30, 2010, there were no repurchase agreements held in the Portfolios.

SECURITIES TRANSACTIONS, INCOME AND EXPENSES

Securities transactions are recorded on a trade date basis. Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Portfolio was notified of the dividend. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily. Many expenses are directly attributable to one Portfolio and therefore are charged accordingly. Expenses that are not directly attributable to one or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios.

FUTURES CONTRACTS

The U.S. Stock Market Portfolio and the International Stock Market Portfolio purchase and sell stock index futures contracts to fulfill their investment objectives when direct investment would otherwise not be practical, such as when cash positions are small. Upon entering into a stock index futures contract with a broker, the Portfolio is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued at the daily quoted settlement price or at the mean between the bid and asked price if the last sale is not available. Unrealized gains or losses are recorded in a

92	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

“variation margin” account. Daily, the U.S. Stock Market Portfolio receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. The International Stock Market Portfolio payable for daily variation margin on the Asset and Liabilities page reflects the cumulative unrealized gain/loss position on current future transactions. When a contract is closed, the Portfolio recognizes a realized gain or loss. Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

During the year ended June 30, 2010, the U.S. Stock Market Portfolio and the International Stock Market Portfolio entered into 60 and 58 futures contracts, respectively.

FOREIGN EXCHANGE CONTRACTS

The International Stock Market Portfolio enters into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Portfolio enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Portfolio’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At June 30, 2010, the Portfolio had outstanding foreign currency commitments as follows:

Settlement Date	Foreign currency units to receive	In exchange for	Contracts at value	Unrealized Appreciation/ Depreciation

Contracts Purchased
9/30/2010	200,000 EUR	247,140 USD	$245,933	$(1,207)
9/30/2010	64,000 GBP	96,000 USD	95,657	(343)
9/30/2010	15,200,000 JPY	170,371 USD	172,003	1,632

Net unrealized appreciation on foreign exchange contracts				$82

During the year ended June 30, 2010, the International Stock Market Portfolio entered into 33 foreign exchange contracts.

Notes to Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	93

FOREIGN CURRENCY TRANSLATION

The accounting records of the International Stock Market Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Portfolio or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Portfolios’ Board of Trustees. The Portfolios will not incur any registration costs upon such resales. The Portfolios’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Portfolios’ Board of Trustees.

94	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments as of June 30, 2010

U.S. Stock Market Portfolio

	Asset		Liability

	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for daily variation margin	$–	Payable for daily variation margin	$(47,689	)*

International Stock Market Portfolio

	Asset		Liability

	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for daily variation margin	$–	Payable for daily variation margin	$(37,180	)*
Foreign exchange contracts	Receivable for foreign exchange contracts	$1,632	Payable for foreign exchange contracts	$1,550

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. The U.S. Stock Market Portfolio current day’s variation margin is reported within the Statement of Asset and Liabilities. The International Stock Market Portfolio variation reflects all current open futures cumulative gain/loss on open futures positions.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

U.S. Stock Market Portfolio	Futures
Equity contracts	$147,513

AARP International Stock Market Portfolio	Foreign Exchange Contracts	Futures	Total

Equity contracts	$–	$37,574	$37,574
Foreign exchange contracts	$(1,416)	$–	$(1,416)
Total	$(1,416)	$37,574	$36,158

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

U.S. Stock Market Portfolio	Futures
Equity contracts	$(28,063)

International Stock Market Portfolio	Foreign Exchange Contracts	Futures	Total

Equity contracts	$–	$(13,350)	$(13,350)
Foreign exchange contracts	$215	$–	$215
Total	$215	$(13,350)	$(13,135)

Notes to Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	95

FEDERAL TAXES

The Portfolios intend to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders; therefore, no federal income or excise tax provision is required.

Management has analyzed the Portfolios’ tax position taken on federal income tax returns for all open years and has concluded that as of June 30, 2010, no provision for income taxes would be required in the Portfolios’ financial statements. As of June 30, 2010, tax years 2007 through 2010 remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States of America and the state of Delaware.

CUSTODIAN FEES

Custodian fees are included in “Portfolio accounting fees” in the Statements of Operations and may include interest expense incurred by the Portfolios on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolios pay interest to their custodian on such cash overdrafts to the extent they are not offset by positive cash balances maintained by the Portfolios at a rate equal to the Federal Funds Rate plus 2.00%. For the year ended June 30, 2010, the U.S. Bond Market Portfolio paid $24 in overdraft fees and the U.S. Stock Market Portfolio paid $8 in overdraft fees.

INDEMNIFICATIONS

The Portfolios’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolios. In the normal course of business, the Portfolios may also enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolios. The risk of material loss from such claims is considered remote.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Income distributions, if any, are declared and paid quarterly by the U.S. Stock

96	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

Market Portfolio and International Stock Market Portfolio, and are paid monthly by the U.S. Bond Market Portfolio. Capital gains distributions, if any, are declared and paid annually by the Portfolios.

SUBSEQUENT EVENTS

At a meeting on July 20, 2010, the AARP Funds and Portfolios Board of Trustees approved Plans of Liquidation, Dissolution and Termination for the AARP Funds and AARP Portfolios. Shareholders of the AARP Funds will receive checks for the value of the shares they hold on the date of liquidation, which is expected to be on or about October 1, 2010 (the “Liquidation Date”). On the Liquidation Date, the AARP Funds and AARP Portfolios will automatically redeem all of their outstanding shares at the net asset value of such shares after provision for all charges, expenses and liabilities of the Funds and Portfolios. AARP Financial, Inc. has agreed to pay all liquidation related expenses other than brokerage expenses. Liquidation proceeds to shareholders of the AARP Funds will be paid in cash.

At the close of business on July 20, 2010, the AARP Funds closed to new shareholders, and no longer accept orders from existing shareholders to purchase additional shares. However, exchanges into the AARP Money Market Fund will be permitted up to the Liquidation Date.

3. Capital share transactions

The Portfolios have authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest are as follows:

	Year Ended June 30, 2010	Year Ended June 30, 2009

U.S. Bond Market Portfolio
Shares sold	2,464,334	2,150,676
Dividends and/or distributions reinvested	311,966	286,366
Shares redeemed	(1,115,011)	(2,319,527)
Net increase	1,661,289	117,515

U.S. Stock Market Portfolio
Shares sold	1,622,022	2,035,070
Dividends and/or distributions reinvested	102,002	151,069
Shares redeemed	(972,221)	(1,005,288)
Net increase	751,803	1,180,851

International Stock Market Portfolio
Shares sold	784,293	1,214,155
Dividends and/or distributions reinvested	66,547	91,817
Shares redeemed	(456,884)	(505,129)
Net increase	393,956	800,843

Notes to Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	97

4. Purchases and sales of securities

The aggregate cost of purchases and proceeds from sales of securities for the year ended June 30, 2010, excluding U.S. Government and short-term obligations were as follows:

Portfolio Name	Purchases	Sales

U.S. Bond Market Portfolio	$6,790,715	$3,331,251
U.S. Stock Market Portfolio	$12,286,662	$6,961,770
International Stock Market Portfolio	$5,246,324	$1,937,417

The aggregate cost of purchases and proceeds from sales of U.S. government securities for U.S. Bond Market Portfolio, for the year ended June 30, 2010 was $62,643,436 and $48,027,616, respectively.

5. Federal income tax information

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are attributable to the differing treatments for the deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and differing treatments for futures and foreign currency transactions. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by a Portfolio. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal years ended June 30, 2010 and 2009, was as follows:

	Distributions paid from:

	2010			2009

Portfolio name	Ordinary income	Long-term capital gains	Total	Ordinary Income	Long-term capital gains	Total

U.S. Bond Market Portfolio	$3,162,532	$69,306	$3,231,838	$2,814,047	$40,712	$2,854,759
U.S. Stock Market Portfolio	$910,406	$–	$910,406	$928,301	$154,317	$1,082,618
International Stock Market Portfolio	$593,826	$–	$593,826	$686,045	$15,298	$701,343

Reclassifications have been made to the Portfolios’ components of net assets to reflect income and gains available for distribution under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses, foreign currency losses, real estate investment trusts and passive foreign

98	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

investment companies. During the fiscal year ended June 30, 2010, the following amounts were reclassified:

Portfolio name	Paid in capital	Undistributed net investment income (loss)	Accumulated net realized gains (loss)

U.S. Bond Market Portfolio	$–	$(1,286)	$1,286
U.S. Stock Market Portfolio	$320	$(26,299)	$25,979
International Stock Market Portfolio	$94	$(49,294)	$49,200

Net investment income (loss), net realized gains (losses), and net assets were not affected by these reclassifications.

The table below represents distribution requirements the Portfolios must satisfy under the income tax regulations. In addition, the table represents losses the Portfolios may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following year.

Portfolio name	Undistributed net investment income	Undistributed long-term gain	Accumulated loss carryforward*	Post October losses deferred	Net unrealized appreciation (depreciation) based on cost of securities and other investments for federal income tax purposes

U.S. Bond Market Portfolio	$93,104	$103,980	$–	$–	$4,211,226
U.S. Stock Market Portfolio	$18,813	$–	$(451,585)	$–	$(10,362,266)
International Stock Market Portfolio	$21,160	$–	$(2,439,044)	$(100,959)	$(3,035,710)

*

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010, are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Portfolio name	Federal tax cost of securities	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)

U.S. Bond Market Portfolio	$86,047,529	$4,332,162	$120,935	$4,211,227
U.S. Stock Market Portfolio	$67,669,191	$4,477,912	$14,840,178	$(10,362,266)
International Stock Market Portfolio	$32,466,250	$2,829,014	$5,840,652	$(3,011,638)

Notes to Financial Statements	AARP PORTFOLIOS 2010 ANNUAL REPORT	99

At June 30, 2010, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	2017	2018	Total Capital Loss Carryforwards
U.S. Stock Market Portfolio	$150,887	$300,698	$451,585
International Stock Market Portfolio	$163,356	$2,275,688	$2,439,044

Due to liquidation of the AARP Funds and AARP Portfolios on or before October 1, 2010, some or all of the capital loss carryforwards will expire on liquidation date.

6. Fees and other transactions with affiliates

MANAGEMENT AND SUB-ADVISER FEES

The Trust has an investment advisory agreement with AARP Financial Incorporated (“AARP Financial”) which delegates to AARP Financial the responsibility to manage the investment activities of the Portfolios, including the overall investment program of the Portfolios. AARP Financial is also responsible for overseeing the Portfolios’ sub-adviser, SSgA Funds Management, Inc. (“SSgA FM”), which manages the day-to-day investments of the Portfolios’ assets. Each Portfolio pays to AARP Financial an annual fee of 0.05% of its average daily net assets. AARP Financial pays SSgA FM for its sub-advisory services out of these fees. For the year ended June 30, 2010, the effective management fee rates are as shown below:

Portfolio name	Effective management fee percentage (prior to waiver/reimbursement at AARP Funds level	Effective management fee percentage (after waiver/reimbursement at AARP Funds level

U.S. Bond Market Portfolio	0.05%	0.00%
U.S. Stock Market Portfolio	0.05%	0.00%
International Stock Market Portfolio	0.05%	0.00%

For the year ended June 30, 2010, AARP Financial contractually waived/reimbursed the following fees.

Portfolio name	Management fee waiver	Reimbursement of other operating expenses

U.S. Bond Market Portfolio	$39,272	$78,520
U.S. Stock Market Portfolio	$28,446	$86,711
International Stock Market Portfolio	$15,153	$159,578

100	AARP PORTFOLIOS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

Had AARP Financial not waived/reimbursed these fees, returns for the Portfolios would have been lower.

ADMINISTRATION FEES

As the Portfolios’ administrator, AARP Financial provides the Portfolios with general administrative duties associated with the day-to-day operations of the Portfolios and monitors and coordinates the activities of the other service providers to the Portfolios. For its administrative services, AARP Financial is entitled to receive an annual fee of .035% of each Portfolio’s average daily net assets.

SUB-ADMINISTRATION AND CUSTODIAN FEES

State Street Bank and Trust Company (“State Street”) acts as the sub-administrator, custodian and fund accounting agent for the Portfolios. State Street is a subsidiary of State Street Corporation and an affiliate of SSgA FM. Effective June 1, 2010 there was an amendment to each of (i) the Sub-Administration Agreement dated December 30, 2005 between AARP Financial Incorporated (“AFI”) and State Street Bank and Trust Company (“State Street”) with respect to AARP Funds and (ii) the Sub-Administration Agreement dated December 30, 2005 between AFI and State Street with respect to AARP Portfolios (together, the “Agreements”). The monthly payable under the agreement changed from an asset based to a per fund fee. The monthly fee for the 8 AARP Funds and Portfolios will be $25,000 per month and the fee will be prorated for partial months and any fund terminations. Shareholders of the AARP Funds will not be bearing this increase in expenses as it will be borne by AFI. Under the terms of the custody agreement, (which includes fund accounting services) each Portfolio pays to State Street an annual fee at the rate of 0.0075% of the first $2 billion of the Portfolio’s average daily net assets and 0.0025% of the Portfolio’s average daily net assets over $2 billion, plus out of pocket expenses.

Each Portfolio pays to State Street an annual fee at the rate of $4,000 for transfer agency services. State Street has in turn delegated transfer agency services to its affiliate, Boston Financial Data Services, Inc.

TRUSTEE COMPENSATION

The Trust is supervised by a Board of Trustees, (the “Board”). The Board represents the interests of the Portfolios and their shareholders. The Board meets periodically throughout the year to oversee the Portfolios’ activities. The Board consists of four “Independent Trustees” and one Trustee who is affiliated with the Investment Adviser to the Portfolios (“Interested Trustee”). The Interested Trustee and Officers of the Trust do not receive any compensation from the Portfolios for their service on the Board. The compensation of the Independent Trustees consists of an annual retainer paid quarterly. Compensation paid by the Portfolios to the Independent Trustees is included in the Portfolios’ Statements of Operations. The aggregate compensation paid to Trustees by Trust was $60,000 for the reporting period.

Report of Independent Registered Public Accounting Firm	AARP PORTFOLIOS 2010 ANNUAL REPORT	101

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

AARP Portfolios:

We have audited the accompanying statements of assets and liabilities of U.S. Bond Market Portfolio, U.S. Stock Market Portfolio, and International Stock Market Portfolio, each a series of AARP Portfolios (the Portfolios), including the portfolios of investments, as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Bond Market Portfolio, U.S. Stock Market Portfolio, and International Stock Market Portfolio as of June 30, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 1 to the financial statements, the Portfolios’ Board of Trustees has decided to cease operations and liquidate the Portfolios no later than October 1, 2010. Our opinion has not been modified in respect to this matter.

Boston, Massachusetts

August 25, 2010

102	AARP PORTFOLIOS 2010 ANNUAL REPORT	AARP Supplemental Information

AARP Portfolios—

Supplemental Information

2010 U.S. Tax Distribution Information to Shareholders

Corporate Dividends Received Deduction. For the year ended June 30, 2010, a percentage of dividends distributed by the Funds listed below qualifies for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying percentages

U.S. Bond Market Portfolio	–%
U.S. Stock Market Portfolio	100.00
International Stock Market Portfolio	–

Qualified Dividend Income. Dividends distributed by the Funds during the fiscal year ended June 30, 2010, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. These amounts and corresponding percentage of dividends paid are as follows:

Fund	Percentage of dividends paid	Amounts

U.S. Bond Market Portfolio	–%	$–
U.S. Stock Market Portfolio	100.00	1,009,893
International Stock Market Portfolio	100.00	737,993

Proxy voting policies, procedures and record

Both a description of the policies and procedures that AARP Financial uses to determine how to vote proxies on behalf of the AARP Portfolios relating to portfolio securities and information regarding how AARP Financial voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available on our web site at www.aarpfinancial.com and, without charge, upon request, by calling us at 1-800-958-6457. Such information for the AARP Portfolios is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder statements and reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, if you wish to receive individual copies of materials, please contact us at 1-800-958-6457. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AARP Supplemental Information	AARP PORTFOLIOS 2010 ANNUAL REPORT	103

Statement regarding availability of quarterly portfolio schedule

The Portfolios will file complete schedules of investments with the SEC for the quarters ended September 30 and March 31 of each fiscal year (commencing with the quarter ended March 31, 2006) on Form N-Q which will be available on the SEC’s website at www.sec.gov. Additionally, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. For information on the Public Reference Room, call 1-800-SEC-0330.

104	AARP PORTFOLIOS 2010 ANNUAL REPORT	About the Portfolios’ Board of Trustees and Officers

About the Portfolios’ Board of Trustees

and Officers (unaudited)

The Board of Trustees (“Board”) of the AARP Portfolios oversee the operation and management of the Portfolios.

The Board is comprised of one interested trustee and four trustees who are independent, meaning that they are not “interested persons” of AARP Portfolios for purposes of the Investment Company Act. Put simply, this means that they do not have material affiliations with AARP Portfolios, AARP Financial or SSgA FM apart from the personal investments they may have made in AARP Funds as private individuals.

Our independent board members bring distinguished backgrounds in business, academia and public service to their task of working with AARP Portfolios officers to establish policies and oversee the activities of the Portfolios.

The table below includes information about the trustees and officers of the Trust, including their:

•	business addresses;
•	ages;
•	principal occupations during the past five years; and
•	other directorships of publicly traded companies or funds.

Shareholders may communicate with the Board and officers by sending written correspondence to AARP Funds c/o the Funds’ Secretary, 650 F Street NW, Washington, D.C. 20004.

Trustees and officers

Name, Address and Age	Position(s) with the Trust and Term of Office(1)	Principal Occupation(s) During Past 5 Years	Number of Funds and Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Independent trustees

PETER C. CLAPMAN c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 74	Chairman of the Board and Trustee since 2005	Consultant, governance advisory services (July 2005–present); Director, National Association of Corporate Directors (non–profit private director education) (January 2005–present); Head of U.S. operations, Governance for Owners (governance services and consulting) (June 2005–present); Member, NASDAQ Listing Council (2005–present); and Senior Vice President and Chief Counsel, TIAA–CREF (financial services, pension and investment products) (1972–July 2005).	8	Director, iPass, Inc. (February 2007–present).

About the Portfolios’ Board of Trustees and Officers	AARP PORTFOLIOS 2010 ANNUAL REPORT	105

Name, Address and Age	Position(s) with the Trust and Term of Office(1)	Principal Occupation(s) During Past 5 Years	Number of Funds and Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

RICHARD M. REILLY c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 72	Trustee since 2006	Self-Employed Consultant (November 2002–present); Trustee, International Foundation for Retirement Education (InFRE) (September 2006–present); Senior Vice President, Allmerica Financial Corp. (financial services holding company) (November 2001–November 2002); and President, Allmerica Financial Services (investments/insurance) (1995–November 2001).	8	None.

ELLEN B. SAFIR, CFA c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 65	Trustee since 2006	Chief Executive Officer, New Century Advisors, LLC (registered investment adviser) (2002–present); President, CFA Society of Washington, DC (July 2007–June 2008); Member, Investment Committee, United States Holocaust Memorial Museum (June 1997–present); and Managing Director, Fixed Income and Currencies, Howard Hughes Medical Institute (medical research) (1986–2002).	8	None.

LYNN E. TURNER c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 58	Trustee since 2005	Trustee, Colorado Public Employees Retirement Association (COPERA) (August 2007–present); Managing Director/Senior Advisor, LECG (forensic accounting) (May 2009–present); Managing Director/Senior Advisor, Kroll Inc. (forensic accounting) (July 2003–March 2009); Managing Director of Research, Glass Lewis & Co. LLC (financial and proxy research) (July 2003–June 2007); Professor, Colorado State University (August 2001–June 2003); and Chief Accountant, Securities and Exchange Commission (July 1998–August 2001).	8	Director, Guidance Software, Inc. (April 2007– February 2008); Director, Sun Microsystems, Inc. (November 2003–October 2006).

106	AARP PORTFOLIOS 2010 ANNUAL REPORT	About the Portfolios’ Board of Trustees and Officers

About the Portfolios’ Board of Trustees and Officers (unaudited) (continued)

Name, Address and Age	Position(s) with the Trust and Term of Office(1)	Principal Occupation(s) During Past 5 Years	Number of Funds and Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Interested trustee

ROBERT R. HAGANS, JR.(3) c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 55	Trustee since 2008	Chief Financial Officer, AARP (2001–present); Director, AARP Financial Incorporated (2007–2008); and Director, Boys and Girls Club of America (2008-present).	8	Treasurer and Director, Industrial Bank, NA (2000–present)

(1)	Each trustee may serve until his/her death, resignation, removal, retirement or declaration of incompetence by a court of appropriate jurisdiction.
(2)	The “Fund Complex” consists of the five Funds discussed in this report, and three series of AARP Portfolios, which are not offered to the public for investment.
(3)	Mr. Hagans is considered an interested trustee due to his position as Chief Financial Officer of AARP.

Name, Address and Age	Position(s) with the Trust and Term of Office	Principal Occupation(s) During Past 5 Years

Officers

RICHARD M. HISEY, CFA AARP Financial Incorporated Two Highwood Drive, 2nd Floor, Tewksbury MA 01876 Age: 51	President	President, AARP Financial Incorporated (May 2008–February 2010); Chief Investment Officer, AARP Financial Incorporated (April 2006–February 2010); Executive Vice President and Chief Investment Officer, Cole Management, Incorporated (venture capital firm) (2005–2006); Senior Vice President, MFS Investment Management and Treasurer and Chief Financial Officer, MFS Group of Mutual Funds (2002–2005); and Senior Vice President, The Bank of New York (2000–2002).

JEFFREY J. GABOURY AARP Financial Incorporated Two Highwood Drive, 2nd Floor, Tewksbury MA 01876 Age: 41	Treasurer	Assistant Treasurer, AARP Financial Incorporated (May 2008–November 2008); Deputy Treasurer, Lord, Abbett & Co. LLC (June 2006-April 2008); Treasurer and Chief Financial Officer of the New York Life Investment Management Group of Mutual Funds (December 2004–December 2005); and Director of Compliance, Investors Bank & Trust Company (August 1996–November 2004).

SUSAN KIRKPATRICK AARP Financial Incorporated Two Highwood Drive, 2nd Floor, Tewksbury, MA 01876 Age: 44	Chief Compliance Officer	Chief Compliance Officer, AARP Financial Incorporated (November 2007present); Director of Compliance, AARP Financial Incorporated (December 2005–November 2007); Chief Compliance Officer, Grail Partners (investment banking) (March 2005–December 2005); Director, Devonshire Financial Group (consulting) (September 2004–December 2005); and Director, NewRiver, Inc. (electronic delivery of compliance documents) (July 1999–September 2004).

About the Portfolios’ Board of Trustees and Officers	AARP PORTFOLIOS 2010 ANNUAL REPORT	107

Name, Address and Age	Position(s) with the Trust and Term of Office	Principal Occupation(s) During Past 5 Years

MARC DUFFY AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 52	Secretary	Associate General Counsel, AARP Financial Incorporated (August 2006–present); Assistant General Counsel, E*TRADE Financial Corporation (January 2004–August 2006); and Assistant General Counsel, Legg Mason Wood Walker, Incorporated (September 1999–January 2004).

Additional information about AARP Portfolios’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 1-800-958-6457.

AARP Portfolios

P.O. Box 909

Tewksbury, MA 01876-0909

© 2010 AARP Portfolios

ARP-AR-002-0810

Item 2.	Code of Ethics

(a)	AARP Portfolios (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and senior financial officer, including the principal financial officer, controller or principal accounting officer, or persons performing similar functions, regardless of whether these persons are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has a member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	For the reporting period, the name of the audit committee financial expert was Lynn Turner. Mr. Turner was deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees – The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended June 30, 2010 and June 30, 2009 were $69,445 and $67,937.50, respectively.

(b)	Audit-Related Fees – The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal years ended June 30, 2010 and June 30, 2009 for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c)	Tax Fees – During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice, tax planning and tax return preparation were billed by the independent registered public accounting firm to the Registrant.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

During the fiscal years ended June 30, 2010 and June 30, 2009, the Registrant was billed $19,995 and $26,040, respectively by another accounting firm for tax compliance, tax advice, tax planning and tax return preparation.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by another accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d)	All Other Fees – During the fiscal years ended June 30, 2010 and June 30, 2009, there were no fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e)(1)	Pre-Approval Policies and Procedures

It is the general policy of the Audit Committee not to approve non-audit services. In considering whether to approve non-audit services, the Audit Committee will consider the following:

(a)	whether the service is being performed principally for the Audit Committee;

(b)	the effects of the service, if any, on audit effectiveness or on the quality and timeliness of the AARP Portfolios’ financial reporting process;

(c)	whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

(d)	whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the AARP Portfolios’ business and operations;

(e)	whether the role of those performing the service would be inconsistent with the Auditor’s role (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted);

(f)	whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management;

(g)	whether the auditors, in effect, would be auditing their own numbers;

(h)	whether the project must be started and completed very quickly and therefore is not a longer term relationship;

(i)	whether the audit firm has unique service expertise in the service that cannot be obtained from another service provider; and

(j)	the size of the fee(s) for the non-audit service(s).

(e)(2)	Percentage of Services.

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g)	During the fiscal years ended June 30, 2010 and June 30, 2009, the aggregate non-audit fees billed by the Registrant’s independent registered public accounting firm for services rendered to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Board of Trustees has adopted procedures by which shareholders may recommend nominees to the Board. During the reporting period for this Form N-CSR, there were no material changes made to these procedures.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are attached hereto. (Ex-99.CERT)

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are attached hereto. (Ex-99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AARP PORTFOLIOS

By:	/s/ Richard M. Hisey
Richard M. Hisey
President (principal executive officer) of AARP Portfolios

Date: August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard M. Hisey
Richard M. Hisey
President (principal executive officer) of AARP Portfolios

Date: August 30, 2010

By:	/s/ Jeffrey J. Gaboury
Jeffrey J. Gaboury
Treasurer (principal financial officer) of AARP Portfolios

Date: August 30, 2010